Exhibit 10.1

EXECUTION COPY

M/I FINANCIAL CORP.

MORTGAGE WAREHOUSING AGREEMENT

DATED AS OF APRIL 18, 2011

COMERICA BANK
AS ADMINISTRATIVE AGENT AND LEAD ARRANGER

AND

THE HUNTINGTON NATIONAL BANK
AS DOCUMENTATION AGENT

EXHIBITS

A FORM OF REVOLVING CREDIT NOTE
B FORM OF SWING LINE NOTE
C FORM OF SECURITY AGREEMENT
D FORM OF SUBSIDIARY GUARANTY
E FORM OF ASSIGNMENT AGREEMENT
F FORM OF COVENANT COMPLIANCE REPORT
G FORM OF SWING LINE PARTICIPATION CERTIFICATE
H FORM OF MORTGAGE REPURCHASE AND INDEMNIFICATION REPORT

SCHEDULES

1.1    Percentages and Allocations
1.2    Compliance Information
1.3    Approved Investors
4.16    Subsidiaries
4.18    Tradenames
4.19    Capital Structure
4.20    Material Contingent Obligations
6.1    Existing Debt
6.2    Existing Liens
6.7    Existing Investments
6.8    Transactions with Affiliates
11.6    Addresses for Notices

MORTGAGE WAREHOUSING AGREEMENT

This Mortgage Warehousing Agreement (“Agreement”) is made as of the 18th day of April, 2011, by and among the financial institutions from time to time signatory hereto (individually a “Lender,” and any and all such financial institutions collectively, the “Lenders”), Comerica Bank, as Administrative Agent for the Lenders (in such capacity, the “Agent”) and Lead Arranger, The Huntington National Bank, as Documentation Agent (“Documentation Agent”) and M/I Financial Corp. (“Borrower”).
RECITALS
A.    Borrower is engaged in the business of origination, purchase and sale of single family residential mortgage loans and Borrower desires to borrow from Lenders from time to time to finance the same.
B.    Borrower has requested that the Lenders extend to it credit on the terms and conditions set forth herein.
C.    The Lenders are prepared to extend such credit as aforesaid, but only on the terms and conditions set forth in this Agreement.
NOW THEREFORE, in consideration of the covenants contained herein, Borrower, the Lenders, and the Agent agree as follows:

1.	DEFINITIONS.
1.Certain Defined Terms. For the purposes of this Agreement the following terms will have the following meanings:
“2012 Notes Indenture” shall mean the Indenture, dated March 24, 2005, as amended from time to time, among Parent, the guarantors named therein, and U.S. Bank National Association, as Trustee, pursuant to which Parent issued the 6 7/8% Senior Notes due April 1, 2012 in the aggregate principal amount of $200,000,000, of which approximately $42,000,000 remain outstanding as of the date hereof.
“Acquisition” shall mean any transaction by which a Person purchases or otherwise acquires or becomes obligated for the purchase of all or substantially all or any material portion of the assets or business interests or a division or other business unit of any Person, or any Equity Interest of any Person, or any business or going concern.
“Adjusted Net Income” shall mean for any period, the consolidated net income (or loss) of Borrower, determined on a Consolidated basis in accordance with GAAP, including the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with Borrower or any of its Subsidiaries, if the Agent has received satisfactory (in form and substance) financial information related to such Person; provided that there shall be excluded (a) the income (or deficit) of Non-Guarantor Subsidiaries and Joint Ventures, except to the extent that any such income is actually received by any Credit Party in the form of dividends or similar distributions and, without duplication, (b) the undistributed earnings of any Subsidiary Guarantor of Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary Guarantor is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.
“Adjusted Total Liabilities” shall mean, as of any applicable time of determination thereof, the Total Liabilities of Borrower at such time, as determined on a Consolidated basis in accordance with GAAP, including, without limitation, amounts outstanding under all mortgage loan facilities reflected on the balance sheet of Borrower, plus amounts outstanding under all mortgage loan facilities that are not reflected on the balance sheet of Borrower and are not provided by the end purchaser of such mortgage loans, minus Subordinated Debt, and minus the Total Liabilities of the Non-Guarantor Subsidiaries and Joint Ventures, collectively, at such time, to the extent such liabilities are included on the Consolidated balance sheet of Borrower in accordance with GAAP.
“Advance(s)” shall mean, as the context may indicate, a borrowing requested by the Borrower, and made by the Revolving Credit Lenders under Section 2.1 hereof, or the Agent under Section 2.5 hereof, including without limitation any readvance or refunding of such borrowing pursuant to Section 2.3 or 2.5 hereof.
“Advance Account” shall mean Borrower's non-interest bearing deposit account no. 1852-717493 with Agent, which shall be titled as designated by Agent and to which Agent shall have exclusive access and control.
“Affected Lender” shall have the meaning set forth in Section 11.12 hereof.
“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control another Person for the purposes of this definition if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the Equity

Interests having ordinary voting power for the election of directors or managers of such other Person or (ii) to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.
“Agent” shall have the meaning set forth in the preamble, and include any successor agents appointed in accordance with Section 10.4 hereof.
“Applicable Advance Rate” shall mean the following:
(a)    With respect to a Conforming Mortgage Loan, 98%;
(b)    With respect to a Jumbo Mortgage Loan, 97%; and
(c)    With respect to a Wet Funded Loan, the Applicable Advance Rate of the underlying Mortgage Loan with respect thereto.
“Applicable Interest Rate” shall mean, the Daily Adjusting LIBOR Rate, except during any period of time during which, in accordance with the terms and conditions of this Agreement, the Indebtedness hereunder shall bear interest at the Base Rate.
“Applicable Margin” shall mean (i) with respect to any Advance accruing interest at the Daily Adjusting LIBOR Rate, two and one quarter of one percent (2.25%) per annum and (ii) with respect to any Advance accruing interest at the Base Rate, one percent (1.00%) per annum.
“Approved Investor” shall mean those Persons set forth on Schedule1.3, as may be updated from time to time with the approval of the Agent, in its sole Discretion, and any other bank, trust company, savings and loan association, credit union, pension fund, governmental authority, insurance company, institutional investor, investment brokerage firm, mortgage banker, or other entity, determined by Agent, in its sole Discretion, to be acceptable.
“Approved Subservicer” shall mean a subservicer acceptable to Agent with whom Borrower has entered into a subservicing agreement acceptable to Agent.
“Assignment Agreement” shall mean an Assignment Agreement substantially in the form of Exhibit E hereto.
“Authorized Signer” shall mean each person who has been authorized by the Borrower to execute and deliver any requests for Advances hereunder pursuant to a written authorization delivered to the Agent and whose signature card or incumbency certificate has been received by the Agent.
“Bank of America Warehouse Line” shall mean the Master Repurchase Agreement, dated as of December 27, 2010, between Bank of America, N.A. and the Borrower.
“Bankruptcy Code” shall mean Title 11 of the United States Code and the rules promulgated thereunder.
“Base Rate” shall mean the per annum rate of interest which is equal to the Applicable Margin plus greatest of (i) two and one-half percent (2.50%), (ii) the Prime Rate for such day and (iii) the Federal Funds Effective Rate in effect on such day, plus one percent (1.0%).
“Best Efforts Commitment” shall mean an unexpired written commitment held by Borrower from an

Approved Investor to purchase Mortgage Loans, in a form satisfactory to Agent, (a) that specifies (i) the type or item(s) of Mortgage Loans to be purchased, (ii) a purchase date or purchase deadline date, and (iii) a purchase price or the criteria by which the purchase price will be determined, and (b) that is a so-called “best efforts” commitment, under which the Borrower has the right, but is not obligated, to sell such Mortgage Loan(s).
“Borrower” shall have the meaning set forth in the preamble to this Agreement.
“Borrowing Base” shall mean, as of any date of determination thereof, without duplication, an amount equal to:

(a)
with respect to Pledged Conforming Mortgage Loans, other than Housing Authority Loans, where the obligor on such Mortgage Loan has a FICO Score of 620 or greater, the lesser of (i) the Collateral Value of all Pledged Conforming Mortgage Loans, or (ii) 100% of the Revolving Credit Aggregate Commitment, plus

(b)
with respect to Pledged Conforming Mortgage Loans that are Housing Authority Loans, the lesser of (i) the Collateral Value of all Pledged Conforming Mortgage Loans, or (ii) 100% of the Revolving Credit Aggregate Commitment, plus

(c)
with respect to Pledged Conforming Mortgage Loans, other than Housing Authority Loans, where the obligor on such Mortgage Loan has FICO Score of less than 620, the least of (i) the Collateral Value of all Pledged Conforming Mortgage Loans, or (ii) $1,500,000, plus

(d)
the lesser of (i) the Collateral Value of all Pledged Wet Funded Loans, or (ii) (x) for the first five and last five Business Days of each month, 50% of the Revolving Credit Aggregate Commitment and (y) at all other times, 35% of the Revolving Credit Aggregate Commitment, plus

(e)	the lesser of (i) the Collateral Value of all Pledged Jumbo Loans, or (ii) 10% of the Revolving Credit Aggregate Commitment;
provided, however, that (i) the Borrowing Base shall in no event include any Mortgage Loan with respect to which the draft or wire request has not been honored or funded by the Lenders for any reason; and (ii) no Mortgage Loan, as to which an unfunded Drafts have been issued, may be used to calculate the Borrowing Base.
“Business Day” shall mean any day other than a Saturday or a Sunday on which commercial banks are open for domestic and international business (including dealings in foreign exchange) in Detroit, Michigan and New York, New York.
“Capitalized Lease” shall mean, as applied to any Person, any lease of any property (whether real, personal or mixed) with respect to which the discounted present value of the rental obligations of such Person as lessee thereunder, in conformity with GAAP, is required to be capitalized on the balance sheet of that Person.
“Cash Collateral Account” shall mean Borrower's non-interest bearing deposit account no. 1852-717501 with Agent, which shall be titled as designated by Agent and to which Agent shall have exclusive access and control.
“Cash and Cash Equivalents” shall mean all cash and cash equivalents of any Person acceptable to Agent as Agent shall determine from time to time in its sole discretion.
“Cash and Cash Equivalents Collateral” shall mean any Cash and Cash Equivalents of any Person

(other than Borrower or a Subsidiary Guarantor), held at Agent, and with respect to which such Person has granted Agent and Agent has a first priority, perfected, exclusive security interest in and lien on such Cash and Cash Equivalents to secure the Indebtedness, under security agreement(s), account control agreement(s), guaranty(ies) and other documents acceptable to Agent in its sole discretion, and which are unencumbered by any security interest or lien (other than in favor of Agent).
“Change of Control” shall mean (a) the Parent ceases to own one hundred percent (100%) of the voting power of the voting stock of Borrower, or (b) the occurrence of any of the following: (i) any Person or group (as that term is understood under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of a percentage (based on voting power, in the event classes of stock shall have different voting powers) of voting stock of the Parent equal to at least fifty percent (50%); or (ii) as of any date a majority of the Board of Directors of the Parent consists of individuals who were not either (A) directors of the Parent as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Parent of which a majority consisted of individuals described in clause (ii)(A) above, or (C) selected or nominated to become directors by the Board of Directors of the Parent of which a majority consisted of individuals described in clause (ii)(A) above and individuals described in clause (ii)(B) above.
“Closing Agent” shall mean a title company, closing attorney or other entity which will disburse funds at settlement and insure the lien of the Mortgage in respect of any Mortgage Loan.
“Collateral” shall mean all property or rights in which a security interest, mortgage, lien or other encumbrance for the benefit of the Lenders is or has been granted or arises or has arisen, under or in connection with this Agreement, the other Loan Documents, or otherwise to secure the Indebtedness, including, without limitation, all Cash and Cash Equivalents Collateral, if any.
“Collateral Documents” shall mean the Security Agreement, and all other security documents (and any joinders thereto) executed by any Credit Party in favor of the Agent on or after the Effective Date, in connection with any of the foregoing collateral documents, in each case, as such collateral documents may be amended or otherwise modified from time to time.
“Collateral Value” shall mean, with respect to any applicable Mortgage Loan, the Applicable Advance Rate for such Mortgage Loan of the least of (i) the original principal amount of such Mortgage Loan, (ii) the outstanding principal amount of such Mortgage Loan as of any applicable date of determination, (iii) the cost to purchase such Mortgage Loan, if applicable, (iv) the Committed Purchase Price for such Mortgage Loan, if applicable and (v) the Market Value of such Mortgage Loan.
“Comerica Bank” shall mean Comerica Bank and its successors and permitted assigns.
“Committed Purchase Price” shall mean, with respect to any Pledged Mortgage Loan, the purchase price for such Mortgage Loan under the Take-Out Commitment for such Mortgage Loan.
“Conforming Mortgage Loan” shall mean an Eligible Mortgage Loan with respect to which each of the following statements shall be accurate and complete (and Borrower by including such Mortgage Loan in any computation of the Borrowing Base shall be deemed to so represent and warrant to Agent and the Lenders as of the date of such computation):
(a) if such Mortgage Loan is a Conventional Mortgage Loan, such Mortgage Loan is underwritten in conformity with the underwriting standards of FNMA or FHLMC in effect at the time of such underwriting, and is otherwise eligible for inclusion in a pool supporting a FNMA or FHLMC mortgage-backed security;
(b) if such Mortgage Loan is not a Conventional Mortgage Loan, such Mortgage Loan is (i) guaranteed or insured by FHA and/or VA (or a binding commitment to issue such guaranty or insurance is in effect with respect thereto), or (ii) a Housing Authority Loan, or (iii) a USDA Loan; and
(c) the obligor on such Mortgage Loan has a FICO Score of not less than 600.
“Conventional Mortgage Loan” shall mean a Mortgage Loan which meets all underwriting guidelines of FNMA or FHLMC for purchase at the time made.
“Consolidated” (or “consolidated”) or “Consolidating” (or “consolidating”) shall mean, when used with reference to any financial term in this Agreement, the aggregate for two or more Persons of the amounts signified by such term for all such Persons determined on a consolidated (or consolidating) basis in accordance with GAAP, applied on a consistent basis. Unless otherwise specified herein, “Consolidated” and “Consolidating” shall refer to Borrower and its Subsidiaries, determined on a Consolidated or Consolidating basis.
“Contractual Obligation” shall mean, as to any Person, any provision of any security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
“Covenant Compliance Report” shall mean the report to be furnished by Borrower to the Agent pursuant to Section 5.2(a) hereof, substantially in the form attached hereto as Exhibit F and certified by a Responsible Officer of the Borrower, in which report Borrower shall set forth the information specified therein.
“Credit Parties” shall mean, collectively, the Borrower and the Subsidiary Guarantors, if any, and “Credit Party” shall mean any one of them, as the context indicates or otherwise requires.
“Daily Adjusting LIBOR Rate” shall mean for any day a per annum interest rate which is equal to the Applicable Margin, plus the greater of (a) the LIBOR Floor and (b) the quotient of:
(a)    the LIBOR Rate;
divided by
(b)     a percentage (expressed as a decimal) equal to 1.00 minus the maximum rate on such date at which Agent is required to maintain reserves on "Euro-currency Liabilities" as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Agent is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category;
such sum to be rounded upward, if necessary, in the discretion of the Agent, to the seventh decimal place.
“Debt” shall mean, as of any applicable time of determination thereof, with respect to any Person all indebtedness or other obligations of such Person (and, if applicable, that Person's Subsidiaries, on a consolidated basis) that, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person on the date of determination.
“Debt-to-Tangible Net Worth Ratio” shall mean, as of any applicable time of determination thereof, the ratio of (i) Adjusted Total Liabilities, to (ii) the Tangible Net Worth at such time.
“Debtor Relief Laws” shall mean the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.
“Default” shall mean any event that with the giving of notice or the passage of time, or both, would constitute an Event of Default under this Agreement.
“Defaulting Lender” shall mean a Lender that, as determined by the Agent (with notice to the Borrower of such determination), (a) has failed to perform any of its funding obligations hereunder, including, without limitation, in respect of its Revolving Credit Percentage of any Advances or participations in Swing Line Advances, within one Business Day of the date required to be funded by it hereunder, (b) has notified the Borrower, the Agent or any Lender that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, (c) has failed, within one Business Day after request by the Agent, to confirm in a manner satisfactory to the Agent that it will comply with its funding obligations, or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state, federal or other governmental or regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a governmental authority unless deemed so by Agent in its sole discretion.
“Discretion” shall mean a determination made in good faith in the exercise of commercially reasonably business judgment (from the perspective of a secured mortgage warehouse line of credit lender).
“Distribution” is defined in Section 6.5 hereof.
“Dollars” and the sign “$” shall mean lawful money of the United States of America.
“Domestic Subsidiary” shall mean any Subsidiary of Borrower incorporated or organized under the laws of the United States of America, or any state or other political subdivision thereof or which is considered to be a “disregarded entity” for United States federal income tax purposes and which is not a “controlled foreign corporation” as defined under Section 957 of the Internal Revenue Code, in each case provided such Subsidiary is owned by Borrower or a Domestic Subsidiary of Borrower, and “Domestic Subsidiaries” shall mean any or all of them.
“Draft” shall mean a draft on Borrower's Advance Account which is signed by the Borrower and presented to a title company or other closing agent for purpose of closing a Mortgage Loan.
“Effective Date” shall mean the date on which all the conditions precedent set forth in Sections 3.1 and 3.2 have been satisfied.
“Electronic Tracking Agreement” shall mean an Electronic Tracking Agreement by and among the Borrower, the Agent, MERS and MERSCORP, in form acceptable to Agent in its sole discretion.

“Electronic Transmission” shall mean each document, instruction, authorization, file, information and any other communication transmitted, posted or otherwise made or communicated by e-mail or E-Fax, or otherwise to or from an E-System or other equivalent service.
“Eligible Mortgage Loan” shall mean a Mortgage Loan (including a Wet Funded Loan) with respect to which each of the following statements shall be accurate and complete (and Borrower, by including such Mortgage Loan in any computation of the Borrowing Base, shall be deemed to so represent and warrant to the Lenders as of the date of such computation):
(a)    Such Mortgage Loan is a binding and valid obligation of the obligor thereon, in full force and effect and enforceable in accordance with its terms;
(b)    Such Mortgage Loan is genuine in all respects as appearing on its face and as represented in the books and records of Borrower and all information set forth therein is true and correct;
(c)    Such Mortgage Loan is free of any default of any party thereto (including Borrower), other than as expressly permitted pursuant to subparagraph (d) below, counterclaims, offsets and defenses and from any rescission, cancellation or avoidance, and all right thereof, whether by operation of law or otherwise;
(d)    No payment under such Mortgage Loan is more than 30 days past due the payment due date set forth in the underlying Mortgage Note and Mortgage;
(e)    Such Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any respect and is free of concessions or understandings with the obligor thereon of any kind not expressed in writing therein;
(f)    Such Mortgage Loan complies with all applicable federal, state and local laws, rules and regulations governing the same, including, without limitation, the federal Consumer Credit Protection Act and the regulations promulgated thereunder, all applicable usury laws and restrictions, and all applicable predatory and abusing lending laws. All notices, disclosures and other statements or information required by applicable federal, state and local law, rule or regulation to be given, and any other act required by applicable federal, state or local law, rule or regulation to be performed, in connection with said Mortgage Loan, have been given and performed as required. Said Mortgage Loan is not “high cost”, “high rate”, “high fee” or “predatory” as defined by any applicable federal, state or local predatory or abusive lending laws;
(g)    All advance payments and other deposits required to be paid on such Mortgage Loan have been paid in cash, and no part of said sums has been loaned, directly or indirectly, by Borrower to the obligor (unless loaned by Borrower in connection with its second mortgage lending program) and there have been no prepayments on account of such Mortgage Loan;
(h)    At all times such Mortgage Loan will be free and clear of all Liens, except in favor of Agent;
(i)    The property covered by such Mortgage Loan is insured against loss or damage by fire, flood (when required by the investor) and all other hazards normally included within standard extended coverage in accordance with the provisions of such Mortgage Loan with Borrower named as a loss payee thereon;
(j)    The property covered by such Mortgage Loan is free and clear of all Liens, encumbrances, easements or restrictions, except (i) such Mortgage Loan, (ii) Liens for taxes, not yet due and payable, special assessments or similar governmental charges not yet due and payable or still subject to payment without interest or penalty, (iii) zoning restrictions, utility easements, covenants, or conditions and restrictions of record, which shall neither defeat nor render invalid such lien or the priority thereof, nor materially impair the marketability or value of such real estate, nor be violated by the existing improvements or the intended use thereof, (iv) subordinate Liens, and (v) such other Liens as may have been approved in writing by Majority Lenders;
(k)    (i) With respect to any Mortgage Loan where the Obligor on such Mortgage Loan has a FICO Score of less than 620, then such Mortgage Loan is subject to a Take-Out Commitment and (ii) with respect to any other Mortgage Loan, such Mortgage Loan is subject to either a Best Efforts Commitment, and Borrower and the Mortgage Loan are in full compliance therewith, or, if such Mortgage Loan is not subject to a Best Efforts Commitment, such Mortgage Loan is covered by a Hedge Agreement acceptable to Agent;
(l)    The date of the underlying Mortgage Note is no earlier than 30 days prior to the date such Mortgage Loan is first included in the Borrowing Base;
(m)    The improvements on the property consist of a completed one-to-four unit single family residence, including but not limited to a condominium, planned unit development or townhouse but excluding in any event a co-op;
(n)    There has been delivered to Agent and the Lenders the Required Documents or the Wet Funded Required Documents;
(o)    Such Mortgage Loan is not subject to any servicing arrangement with any person other than Borrower or an Approved Subservicer nor are any servicing rights relating to such Mortgage Loan subject to any lien, claim, interest or negative pledge in favor of any person other than Agent;
(p)    Such Mortgage Loan has not been included in the Borrowing Base (whether as a Wet Funded Loan or otherwise) for more than the applicable Warehouse Period for such Mortgage Loan;
(q)    Such Mortgage Loan has not been included in the Borrowing Base except as a Wet Funded Loan, if applicable;
(r)    The Borrower has obtained an appraisal in connection with the origination of such Mortgage Loan which would satisfy either FNMA or FHLMC appraisal requirements for such Mortgage Loan;
(s)    If the Mortgage Loan has been sent to an investor, not more than 45 days have elapsed from the date of delivery, unless the Mortgage Loan has been returned to Agent;
(t)    If the Mortgage Note or any other Required Document has been released to Borrower, not more than 20 days shall have elapsed from the date of delivery to Borrower;
(u)    The Mortgage Note with respect thereto matures not more than 30 years from the date of such Mortgage Note;
(v)    Said Mortgage Loan has been fully funded and the obligor is not entitled to any further advances under the Mortgage Note with respect thereto;
(w)    Such Mortgage Loan shall comply with all of the terms, conditions and requirements of this Agreement, including without limitation, Section 5.17 hereof;
(x)    The face amount of the Mortgage Note with respect thereto, plus the aggregate face amount of all other Mortgage Notes made by the same obligor, the Mortgage Loans for which are included in the Borrowing Base, shall not exceed $1,000,000 without the prior written consent of Agent; and

(y)    Agent shall not have notified Borrower that such Mortgage Loan is, for any reason in the exercise of Agent's Discretion, ineligible.
“Equity Interest” shall mean (i) in the case of any corporation, all capital stock and any securities exchangeable for or convertible into capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents of corporate stock (however designated) in or to such association or entity, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person, and including, in all of the foregoing cases described in clauses (i), (ii), (iii) or (iv), any warrants, rights or other options to purchase or otherwise acquire any of the interests described in any of the foregoing cases.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor act or code and the regulations in effect from time to time thereunder.
“E-System” shall mean any electronic system and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Agent, any of its Affiliates or any other Person, providing for access to data protected by passcodes or other security system.
“Event of Default” shall mean each of the Events of Default specified in Section 7.1 hereof.
“Federal Funds Effective Rate” shall mean, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from three Federal funds brokers of recognized standing selected by Agent, all as conclusively determined by the Agent, such sum to be rounded upward, if necessary, in the discretion of the Agent, to the nearest whole multiple of 1/100th of 1%.
“Fee Letter” shall mean the fee letter by and between Borrower and Comerica Bank dated as of February 8, 2011, relating to the Indebtedness hereunder, as amended, restated, replaced or otherwise modified from time to time.
“Fees” shall mean the Revolving Credit Facility Fee and the other fees and charges (including any agency fees) payable by Borrower to the Lenders, Agent hereunder or under the Fee Letter.
“FHA” shall mean the Federal Housing Administration and any successor thereto.
“FHLMC” shall mean the Federal Home Loan Mortgage Corporation and any successor thereto.
“FICO Score” shall mean the Fair Isaac & Company or similar computer analytical objective scoring model ascertaining a borrower's credit reputation based on a scale of 350-900, the lower the number, the greater the probability of default.
“Fiscal Year” shall mean the twelve-month period ending on each December 31.
“FNMA” shall mean the Federal National Mortgage Association and any successor thereto.
“Fronting Exposure” shall mean, at any time there is a Defaulting Lender, with respect to the Swing

Line Lender, such Defaulting Lender's Revolving Credit Percentage of outstanding Swing Line Advances made by the Swing Line Lender.
“Funded Debt” of any Person shall mean, without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services as of such date (other than operating leases and trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) the principal component of all obligations of such Person under Capitalized Leases, (c) all reimbursement obligations (actual, contingent or otherwise) of such Person in respect of letters of credit, bankers acceptances or similar obligations issued or created for the account of such Person, (d) all liabilities of the type described in (a), (b) and (c) above that are secured by any Liens on any property owned by such Person as of such date even though such Person has not assumed or otherwise become liable for the payment thereof, the amount of which is determined in accordance with GAAP; provided however that so long as such Person is not personally liable for any such liability, the amount of such liability shall be deemed to be the lesser of the fair market value at such date of the property subject to the Lien securing such liability and the amount of the liability secured, and (e) all Guarantee Obligations in respect of any liability which constitutes Funded Debt; provided, however that Funded Debt shall not include any indebtedness under any Hedge Agreement prior to the occurrence of a termination event with respect thereto.
“GAAP” shall mean, as of any applicable date of determination, generally accepted accounting principles in the United States of America, as applicable on such date, consistently applied.
“General Account” shall mean Borrower's demand deposit account no. 1852-717485 with Agent, which shall be a non-interest bearing account.
“Governmental Obligations” shall mean noncallable direct general obligations of the United States of America or obligations the payment of principal of and interest on which is unconditionally guaranteed by the United States of America.
“Guarantee Obligation” shall mean as to any Person (the “guaranteeing person”) any obligation of the guaranteeing Person in respect of any obligation of another Person (the “primary obligor”) (including, without limitation, any bank under any letter of credit), the creation of which was induced by a reimbursement agreement, guaranty agreement, keepwell agreement, purchase agreement, counterindemnity or similar obligation issued by the guaranteeing person, in either case guaranteeing or in effect guaranteeing any Funded Debt, leases, dividends or other obligations (the “primary obligations”) of the primary obligor in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the applicable Person in good faith.
“Hazardous Material” shall mean any hazardous or toxic waste, substance or material defined or regulated as such in or for purposes of the Hazardous Material Laws.
“Hazardous Material Law(s)” shall mean all laws, codes, ordinances, rules, regulations and other governmental restrictions and requirements issued by any federal, state, local or other governmental or quasi-governmental authority or body (or any agency, instrumentality or political subdivision thereof) pertaining to any substance or material which is regulated for reasons of health, safety or the environment and which is present or alleged to be present on or about or used in any facilities owned, leased or operated by any Credit Party, or any portion thereof including, without limitation, those relating to soil, surface, subsurface ground water conditions and the condition of the indoor and outdoor ambient air; any so-called “superfund” or “superlien” law; and any other United States federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any Hazardous Material, as now or at any time during the term of the Agreement in effect.
“Hedge Agreement” shall mean an Interest Rate Protection Agreement or a forward sales agreement entered into in the ordinary course of the Borrower's business to protect the Borrower against changes in interest rates or the market value of assets.
“Hedging Obligations” shall mean the payment obligations of any Credit Party in respect of any Hedge Agreement entered into between such Credit Party and any Lender.
“Hereof”, “hereto”, “hereunder” and similar terms shall refer to this Agreement and not to any particular paragraph or provision of this Agreement.
“Housing Authority Loan” shall mean a Mortgage Loan which is subject to a Take-Out Commitment from a state housing authority under a government bond loan program.
“HUD” shall mean the Department of Housing and Urban Development and any successor thereto or to the functions thereof.
“Indebtedness” shall mean all indebtedness and liabilities (including without limitation principal, interest (including without limitation interest accruing at the then applicable rate provided in this Agreement or any other applicable Loan Document after an applicable maturity date and interest accruing at the then applicable rate provided in this Agreement or any other applicable Loan Document after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Credit Parties whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, expenses and other charges) arising under this Agreement or any of the other Loan Documents, whether direct or indirect, absolute or contingent, of any Credit Party to any of the Lenders or Affiliates thereof or to the Agent, in any manner and at any time, whether arising under this Agreement, the Subsidiary Guaranty or any of the other Loan Documents (including without limitation, Hedging Obligations), due or hereafter to become due, now owing or that may hereafter be incurred by any Credit Party to any of the Lenders or Affiliates thereof or to the Agent, and which shall be deemed to include protective advances made by Agent with respect to the Collateral under or pursuant to the terms of any Loan Document and any liabilities of any Credit Party to Agent or any Lender arising in connection with any Lender Products in each case whether or not reduced to judgment, with interest according to the rates and terms specified, and any and all consolidations, amendments, renewals, replacements, substitutions or extensions of any of the foregoing; provided, however that for purposes of calculating the Indebtedness outstanding under this

Agreement or any of the other Loan Documents, the direct and indirect and absolute and contingent obligations of the Credit Parties (whether direct or contingent) shall be determined without duplication.
“Intercreditor Agreement” is defined in Section 5.19 of this Agreement.
“Interest Rate Protection Agreement” shall mean, with respect to any or all of the Pledged Mortgage Loans, any short sale of any U.S. Treasury securities, futures contract, mortgage related security, eurodollar futures contract, options related contract, interest rate swap, cap or collar agreement or similar arrangement providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, that is entered into by the Borrower and a financial institution and is acceptable to the Agent.
“Internal Revenue Code” shall mean the Internal Revenue Code of 1986 of the United States of America, as amended from time to time, and the regulations promulgated thereunder.
“Investment” shall mean, when used with respect to any Person, (a) any loan, investment or advance made by such Person to any other Person and (b) any other investment made by such Person (however acquired) in Equity Interests in any other Person, including, without limitation, any investment made in exchange for the issuance of Equity Interest of such Person and any investment made as a capital contribution to such other Person.
“Joint Venture” shall mean any corporation, association, joint stock company, business trust, limited liability company, partnership or any other business entity that is not a Subsidiary, with outstanding voting stock, share capital, membership, partnership or other interests, as the case may be, that is owned either directly or indirectly by Borrower or one or more of its Subsidiaries.
“Jumbo Loan” shall mean an Eligible Mortgage Loan with respect to which each of the following statements shall be accurate and complete (and Borrower by including such Mortgage Loan in any computation of the Borrowing Base shall be deemed to so represent and warrant to the Agent and the Lenders as of the date of such computation):
(a)such Eligible Mortgage Loan would be a Conforming Mortgage Loan except that it does not meet FNMA or FHLMC underwriting guidelines with respect to the maximum principal amount of the Mortgage Loan, but which has a maximum principal amount of not more than $1,000,000 unless approved in writing by Agent; and
(b)    the obligor on such Mortgage Loan has a FICO Score of 680 or above.
“Knowledge” of a Person shall mean, when used in the context of the phrase “to a Person's Knowledge” or a similar reference to “Knowledge,” to such Person's actual knowledge after reasonable inquiry and investigation.
“Lender Products” shall mean any one or more of the following types of services or facilities extended to the Credit Parties by Comerica Bank: (i) credit cards, (ii) credit card processing services, (iii) debit cards, (iv) purchase cards, (v) Automated Clearing House (ACH) transactions, (vi) cash management, including controlled disbursement services, and (vii) establishing and maintaining deposit accounts.
“Lenders” shall have the meaning set forth in the preamble, and shall include the Revolving Credit Lenders and any assignee which becomes a Lender pursuant to Section 11.8 hereof.
“LIBOR Floor” shall mean one hundred seventy five percent (1.75%) per annum.
“LIBOR Lending Office” shall mean, (a) with respect to the Agent, Agent's office located at its Grand

Caymans Branch or such other branch of Agent, domestic or foreign, as it may hereafter designate as its LIBOR Lending Office by written notice to Borrower and the Lenders and (b) as to each of the Lenders, its office, branch or affiliate located at its address set forth on the signature pages hereof (or identified thereon as its LIBOR Lending Office), or at such other office, branch or affiliate of such Lender as it may hereafter designate as its LIBOR Lending Office by written notice to Borrower and Agent.
“LIBOR Rate” shall mean the per annum rate of interest determined on the basis of the rate for deposits in United States Dollars for a period equal to one (1) month appearing on Page BBAM of the Bloomberg Financial Markets Information Service as of 11:00 a.m. (Detroit, Michigan time) (or soon thereafter as practical) on such day, or if such day is not a Business Day, on the immediately preceding Business Day. In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service), the “LIBOR Rate” shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be agreed upon by Agent and Borrower, or, in the absence of such agreement, the “LIBOR Rate” shall, instead, be the per annum rate equal to the average of the rate at which Agent is offered dollar deposits at or about 11:00 a.m. (Detroit, Michigan time) (or soon thereafter as practical) on such day in the interbank eurodollar market in an amount comparable to the principal amount of the Indebtedness hereunder which is to bear interest at such “LIBOR Rate” and for a period equal to one (1) month.
“Lien” shall mean any pledge, assignment, hypothecation, mortgage, security interest, deposit arrangement, option, trust receipt, conditional sale or title retaining contract, sale and leaseback transaction, Capitalized Lease, or any other similar type of lien, charge, encumbrance, preferential or priority arrangement, whether based on common law or statute.
“Liquidity” shall mean, as of any applicable date of determination, Unencumbered Cash and Cash Equivalents of the Borrower on such date of determination.
“Loan Documents” shall mean, collectively, this Agreement, the Notes (if issued), the Subsidiary Guaranty, if any, the Subordination Agreements, if any, the Intercreditor Agreement, if any, the Collateral Documents, each agreement in respect of any Hedging Obligations, if any, and any other documents, certificates or agreements (including, without limitations, documents executed in connection with any Cash and Cash Equivalents Collateral, if any.) that are executed and required to be delivered pursuant to any of the foregoing documents, as such documents may be amended, restated or otherwise modified from time to time.
“Majority Lenders” shall mean at any time, Lenders holding more than 50.0% of the Revolving Credit Aggregate Commitment (or, if the Revolving Credit Aggregate Commitment has been terminated (whether by maturity, acceleration or otherwise), Lenders holding more than 50.0% of the aggregate principal amount of Advances then outstanding under the Revolving Credit and Swing Line; provided that, for purposes of determining Majority Lenders hereunder, the principal amount outstanding under the Swing Line shall be allocated among the Revolving Credit Lenders based on their respective Revolving Credit Percentages; provided further that so long as there are fewer than three Lenders, considering any Lender and its Affiliates as a single Lender, “Majority Lenders” shall mean all Lenders. The commitments of, and portion of the Indebtedness attributable to, any Defaulting Lender shall be excluded for purposes of making a determination of “Majority Lenders”.
“Mandatory Commitment” shall mean an unexpired written commitment held by Borrower from an Approved Investor to purchase Mortgage Loans, in a form satisfactory to Agent, (a) that specifies (i) the type or item(s) of Mortgage Loans to be purchased, (ii) a purchase date or purchase deadline date, and (iii) a purchase price or the criteria by which the purchase price will be determined, and (b) that is a so-called

“mandatory” commitment, under which the Borrower is obligated to sell such Mortgage Loan(s).
“Market Value” shall mean what the Agent determines as the market value of any Mortgage Loan, using a commercially reasonable methodology that is, as determined in its Discretion, in accordance with standards customarily applicable in the financial industry to third party service providers providing values on comparable assets to be used in connection with the financing of such assets, without reference to Hedge Agreements or Take-Out Commitment. The Agent's determination of Market Value hereunder shall be conclusive and binding upon the parties, absent manifest error.
“Material Adverse Effect” shall mean a material adverse effect on (a) the condition (financial or otherwise), business, performance, operations or properties of the Credit Parties taken as a whole, (b) the ability of any Credit Party to perform its obligations under this Agreement, the Notes or any other Loan Document to which it is a party, or (c) the validity or enforceability of this Agreement, any of the Notes or any of the other Loan Documents or the rights or remedies of the Agent or the Lenders hereunder or thereunder.
“MERS” shall mean Mortgage Electronic Registration Systems, Inc.
“MERSCORP” shall mean MERSCORP, Inc.
“MERS Loan” shall mean any Mortgage Loan made by the Borrower that is secured by a MERS Mortgage.
“MERS Member” shall mean any entity which is a member of MERS, in good standing and in compliance with all rules, regulations, procedures and requirements set forth by MERS, including, but not limited to the payment of membership dues.
“MERS Mortgage” shall mean any Mortgage registered by the Borrower on the MERS System.
“MERS System” shall mean the Mortgage Electronic Registration System established by MERS.
“Mortgage” shall mean a mortgage or a deed of trust on real estate, and securing a Mortgage Loan and also creating a valid first lien on the fee simple title to real estate referred therein.
“Mortgage Loan” shall mean a loan evidenced by a Mortgage Note and secured by a Mortgage encumbering a fee simple interest in a residential parcel of real property located in the United States, on which is situated a one to four unit single family residence together with all improvements.
“Mortgage Note” shall mean a valid and binding note, bond or other evidence of indebtedness evidencing a Mortgage Loan and secured by a Mortgage, which (a) was executed by a bona fide third person who had capacity to contract, (b) matures 30 years or less from the date thereof, and (c) complies with any other terms as may be required in writing by Agent in advance of the closing date of the applicable Mortgage Loan.
“Multiemployer Plan” shall mean a Pension Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
“Non-Defaulting Lender” shall mean any Lender that is not, as of the date of relevance, a Defaulting Lender.
“Non-Guarantor Subsidiary” shall mean each Subsidiary of Borrower for which Borrower has not elected, pursuant to Section 5.13, to cause such Subsidiary to execute a Subsidiary Guaranty. As of the

Effective Date, M/I Title Agency, Ltd. and Washington/Metro Residential Title Agency, LLC are Non-Guarantor Subsidiaries.
“Notes” shall mean the Revolving Credit Notes and the Swing Line Note.
“Other Warehouse Lines” is defined in Section 6.1(e) hereof.
“Parent” shall mean M/I Homes, Inc., an Ohio corporation.
“PBGC” shall mean the Pension Benefit Guaranty Corporation or any successor thereto.
“Pension Plan” shall mean any plan established and maintained by a Credit Party, or contributed to by a Credit Party, which is qualified under Section 401(a) of the Internal Revenue Code and subject to the minimum funding standards of Section 412 of the Internal Revenue Code.
“Permitted Acquisitions” shall mean any Acquisition (other than by means of a hostile takeover, hostile tender offer or other similar hostile transaction) of a business or entity engaged primarily in the business of Borrower or its Subsidiaries substantially as conducted on the Effective Date, subject to the following conditions:

(f)	immediately before and after giving effect to such Acquisition, no Default or Event of Default has occurred and is continuing;

(g)
the purchase price of such Acquisition, computed on the basis of total acquisition consideration paid or incurred, or required to be paid or incurred, with respect thereto, including the amount of Debt (such Debt being otherwise permitted under this Agreement) assumed or to which such assets, businesses or business or Equity Interests, or any Person so acquired is subject and including any portion of the purchase price allocated to any non-compete agreements, is less than Five Million Dollars ($5,000,000); and

(h)	Borrower shall have notified Agent of such Acquisition not less than ten (10) days prior to the consummation of such Acquisition.
“Permitted Investments” shall mean with respect to any Person:

(i)	Governmental Obligations and mortgage backed securities issued or fully guaranteed or insured by the FHMLC, FNMA, or a similar government sponsored enterprise or mortgage agency;

(j)
Obligations of a state or commonwealth of the United States or the obligations of the District of Columbia or any possession of the United States, or any political subdivision of any of the foregoing, with ratings of at least “A” or the equivalent thereof by a Rating Agency;

(k)
Banker's acceptances, commercial accounts, demand deposit accounts, certificates of deposit, other time deposits or depository receipts issued by or maintained with any Lender or any Affiliate thereof, or any bank, trust company, savings and loan association, savings bank or other financial institution whose deposits are insured by the Federal Deposit Insurance Corporation and whose reported capital and surplus equal at least $200,000,000 and which has (or the holding company of which has) a commercial paper rating of at least A-1 or the equivalent thereof by a Rating Agency, provided that such minimum capital and surplus requirement shall not apply to demand deposit accounts maintained by any Credit Party in the ordinary course of business;

(l)	Commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by a Rating Agency;

(m)
Secured repurchase agreements against obligations itemized in paragraph (a) above, and executed by a bank or trust company or by members of the association of primary dealers or other recognized dealers in United States government securities, the market value of which must be maintained at levels at least equal to the amounts advanced;

(n)	Any fund or other pooling arrangement which exclusively purchases and holds the investments itemized in (a) through (e) above; and

(o)
Any securities or evidences of indebtedness of others when acquired by Borrower or any of its Subsidiaries in settlement of accounts receivable or other debts arising in the ordinary course of its business, so long as the aggregate amount of any such securities or evidences of indebtedness is not material to the business or condition (financial or otherwise) of Borrower or any Subsidiary, as applicable.

“Permitted Liens” shall mean with respect to any Person:

(p)
Liens for (i) taxes or governmental assessments or charges or (ii) customs duties in connection with the importation of goods to the extent such Liens attach to the imported goods that are the subject of the duties, in each case (x) to the extent not yet due, (y) as to which the period of grace, if any, related thereto has not expired or (z) which are being contested in good faith by appropriate proceedings, provided that in the case of any such contest, any proceedings for the enforcement of such liens have been suspended and adequate reserves with respect thereto are maintained on the books of such Person in conformity with GAAP;

(q)
carriers', warehousemen's, mechanics', materialmen's, repairmen's, processor's, landlord's liens or other like liens arising in the ordinary course of business which secure obligations that are not overdue for a period of more than 30 days or which are being contested in good faith by appropriate proceedings, provided that in the case of any such contest, (x) any proceedings commenced for the enforcement of such Liens have been suspended and (y) appropriate reserves with respect thereto are maintained on the books of such Person in conformity with GAAP;

(r)
(i) Liens incurred in the ordinary course of business to secure the performance of statutory obligations arising in connection with progress payments or advance payments due under contracts with the United States government or any agency thereof entered into in the ordinary course of business and (ii) Liens incurred or deposits made in the ordinary course of business to secure the performance of statutory obligations (not otherwise permitted under subsection (g) of this definition), bids, leases, fee and expense arrangements with trustees and fiscal agents, trade contracts, surety and appeal bonds, performance bonds and other similar obligations (exclusive of obligations incurred in connection with the borrowing of money, any lease-purchase arrangements or the payment of the deferred purchase price of property), provided, that in each case full provision for the payment of all such obligations has been made on the books of such Person as may be required by GAAP;

(s)
any attachment or judgment lien that remains unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period ending on the earlier of (i) thirty (30) consecutive days from the date of its attachment or entry (as applicable) or (ii) the commencement of enforcement steps with respect thereto, other than the filing of notice thereof in the public record;

(t)
minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, or any interest of any lessor or sublessor under any lease permitted hereunder which, in each case, does not materially interfere with the business of such Person;

(u)
Liens arising in connection with worker's compensation, unemployment insurance, old age pensions and social security benefits and similar statutory obligations (excluding Liens arising under ERISA), provided that no enforcement proceedings in respect of such Liens are pending and provisions have been made for the payment of such liens on the books of such Person as may be required by GAAP; and

(v)
continuations of Liens that are permitted under subsections (a)-(g) hereof, provided such continuations do not violate the specific time periods set forth in subsections (b) and (d) and provided further that such Liens do not extend to any additional property or assets of any Credit Party or secure any additional obligations of any Credit Party.

“Person” shall mean a natural person, corporation, limited liability company, partnership, limited liability partnership, trust, incorporated or unincorporated organization, joint venture, joint stock company, firm or association or a government or any agency or political subdivision thereof or other entity of any kind.
“Pledged” shall mean, with respect to any Mortgage Loan, that (a) such Mortgage Loan was originated or acquired with the proceeds of a Revolving Credit Advance hereunder, (b) the Agent holds a first priority perfected exclusive security interest in and lien on such Mortgage Loan, and (c) the Required Documents or Wet Funded Required Documents, as applicable, have been delivered to Agent.
“Prime Rate” shall mean the per annum rate of interest announced by the Agent, at its main office from time to time as its “prime rate” (it being acknowledged that such announced rate may not necessarily be the lowest rate charged by the Agent to any of its customers), which Prime Rate shall change simultaneously with any change in such announced rate.
“Purchasing Lender” shall have the meaning set forth in Section 11.12.
“Rating Agency” shall mean Moody's Investor Services, Inc., Standard and Poor's Ratings Services, their respective successors or any other nationally recognized statistical rating organization which is acceptable to the Agent.
“Register” is defined in Section 11.8(g) hereof.
“Request for Advance” shall mean a request for an Advance submitted by the Borrower in electronic form under Article 2 of this Agreement pursuant to the customary practices and procedures of the Agent for warehouse credit facilities.
“Required Documents” means, for any applicable Mortgage Loan, all of the following:

(w)	a Request for Advance in form and substance reasonably satisfactory to Agent;

(x)	the original Mortgage Note endorsed by Borrower in blank (including all interim endorsements, if applicable), in form and substance satisfactory to Agent;

(y)	a copy of the Mortgage;

(z)
(i) an original executed assignment of the Mortgage in recordable form satisfactory to Agent, or (ii) a MERS assignment of the Mortgage securing the Mortgage Note by the Borrower, in the format as may be prescribed by MERS from time to time, executed by MERS, as nominee of the Borrower, in recordable form in blank, or (iii) where the Agent, the Borrower and MERS have executed an Electronic Tracking Agreement, evidence in form and substance satisfactory to the Agent, of (A) all assignments of the Mortgage Loan to Borrower (including all intervening assignments), and (B) the designation of the Agent as the “Warehouse/Gestation Lender” in the Associated Member category for the subject Mortgage, all of which occurred on the MERS System. If appropriate filing and recording information regarding such Mortgage, including the MERS Identification Number (“MIN”), has not been inserted into the assignment and the Agent has determined that such information is necessary to perfect its security interest in such Mortgage and the Mortgage Loan secured thereby, the Borrower shall promptly provide such information to the Agent when available and hereby authorizes the Agent to insert such information as appropriate (whether or not such information is supplied to the Agent by the Borrower); provided, however, the Agent shall not have any obligation to insert such information, and may require the missing information to be completed by the Borrower;

(aa)	copies of all interim assignments of the Mortgage in form and substance satisfactory to Agent;

(ab)
a lien letter insuring the Mortgage Loan to be a first lien on the property, from a Person unaffiliated with Borrower or any Subsidiary Guarantor, or, if a first lien letter is not available, a title policy or commitment from a title company unaffiliated with Borrower or any Subsidiary Guarantor together with a copy of the HUD-1 Settlement Statement, in each case in form and substance satisfactory to Agent;

(ac)	a copy of the Take-Out Commitment, if applicable; and

(ad)	any other loan documents required by Agent or any Lender from time to time.
“Requirement of Law” shall mean as to any Person, the certificate of incorporation and bylaws, the partnership agreement or other organizational or governing documents of such Person and any law, treaty, rule or regulation or determination of an arbitration or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Responsible Officer” shall mean, with respect to any Person, the chief executive officer, chief financial officer, treasurer, president or controller of such Person, or with respect to compliance with financial covenants, the chief financial officer or the treasurer of such Person, or any other officer of such Person having substantially the same authority and responsibility.
“Revolving Credit” shall mean the warehouse revolving credit loans to be advanced to Borrower by the applicable Revolving Credit Lenders pursuant to Article 2 hereof, in an aggregate amount (subject to the terms hereof), not to exceed, at any one time outstanding, the Revolving Credit Aggregate Commitment.
“Revolving Credit Advance” shall mean a borrowing requested by Borrower and made by the Revolving Credit Lenders under Section 2.1 of this Agreement, including without limitation any readvance or refunding of such borrowing pursuant to Section 2.3 hereof.
“Revolving Credit Aggregate Commitment” shall mean Fifty Million Dollars ($50,000,000), subject to reduction or termination under Section 2.9 or 7.2 hereof.
“Revolving Credit Commitment Amount” shall mean with respect to any Revolving Credit Lender, (i) if the Revolving Credit Aggregate Commitment has not been terminated, the amount specified opposite such Revolving Credit Lender's name in the column entitled “Revolving Credit Commitment Amount” on Schedule 1.1, as adjusted from time to time in accordance with the terms hereof; and (ii) if the Revolving Credit Aggregate Commitment has been terminated (whether by maturity, acceleration or otherwise), the amount equal to its Revolving Credit Percentage of the aggregate principal amount outstanding under the Revolving Credit.
“Revolving Credit Facility Fee” shall mean the fee payable to Agent for distribution to the Revolving

Credit Lenders in accordance with Section 2.7 hereof.
“Revolving Credit Lenders” shall mean the financial institutions from time to time parties hereto as lenders of the Revolving Credit.
“Revolving Credit Maturity Date” shall mean the earlier to occur of (i) March 31, 2012, and (ii) the date on which the Revolving Credit Aggregate Commitment shall terminate in accordance with the provisions of this Agreement.
“Revolving Credit Notes” shall mean the revolving credit notes described in Section 2.2 hereof, made by Borrower to each of the Revolving Credit Lenders in the form attached hereto as Exhibit A, as such notes may be amended or supplemented from time to time, and any other notes issued in substitution, replacement or renewal thereof from time to time.
“Revolving Credit Percentage” shall mean, with respect to any Revolving Credit Lender, the percentage specified opposite such Revolving Credit Lender's name in the column entitled “Revolving Credit Percentage” on Schedule 1.1, as adjusted from time to time in accordance with the terms hereof.
“Security Agreement” shall mean, collectively, the security agreement(s) executed and delivered by Borrower, on the Effective Date pursuant to Section 3.1 hereof, and any such agreements executed and delivered after the Effective Date (whether by execution of a joinder agreement to any existing security agreement or otherwise) pursuant to Section 5.13 hereof or otherwise, in the form of the Security Agreement attached hereto as Exhibit C, as amended, restated or otherwise modified from time to time.
“Subordinated Debt” shall mean any unsecured Funded Debt of any Credit Party and other obligations under the Subordinated Debt Documents and any other Funded Debt of any Credit Party which has been subordinated in right of payment and priority to the Indebtedness, all on terms and conditions satisfactory to the Agent.
“Subordinated Debt Documents” shall mean and include any documents evidencing any Subordinated Debt, in each case, as the same may be amended, modified, supplemented or otherwise modified from time to time in compliance with the terms of this Agreement.
“Subordination Agreements” shall mean, collectively, any subordination agreements entered into by any Person from time to time in favor of Agent in connection with any Subordinated Debt, the terms of which are acceptable to the Agent, in each case as the same may be amended, restated or otherwise modified from time to time, and “Subordination Agreement” shall mean any one of them.
“Subsidiary(ies)” shall mean any other corporation, association, joint stock company, business trust, limited liability company, partnership or any other business entity of which more than fifty percent (50%) of the outstanding voting stock, share capital, membership, partnership or other interests, as the case may be, is owned either directly or indirectly by any Person or one or more of its Subsidiaries, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by any Person and/or its Subsidiaries. Unless otherwise specified to the contrary herein or the context otherwise requires, Subsidiary(ies) shall refer to the Subsidiary(ies) of Borrower.
“Subsidiary Guarantor(s)” shall mean each Subsidiary of Borrower which has, at Borrower's election pursuant to Section 5.13, executed and delivered to Agent a Subsidiary Guaranty; provided that, for the avoidance of doubt, neither M/I Title Agency, Ltd. nor Washington/Metro Residential Title Agency, LLC shall be Subsidiary Guarantors hereunder as of the date hereof, but may, at Borrower's election as stated above, become a Subsidiary Guarantor in the future.

“Subsidiary Guaranty” shall mean, collectively, the guaranty agreements executed and delivered from time to time after the Effective Date (whether by execution of joinder agreements or otherwise) pursuant to Section 5.13 hereof or otherwise, in each case in the form attached hereto as Exhibit D, as amended, restated or otherwise modified from time to time.
“Swing Line” shall mean the revolving credit loans to be advanced to Borrower by the Agent pursuant to Section 2.5 hereof, in an aggregate amount (subject to the terms hereof), not to exceed, at any one time outstanding, the Swing Line Maximum Amount.
“Swing Line Advance” shall mean a borrowing requested by Borrower and made by Agent pursuant to Section 2.5 hereof.
“Swing Line Maximum Amount” shall mean Fifteen Million Dollars ($15,000,000).
“Swing Line Note” shall mean the swing line note issued by Borrower to Agent pursuant to Section 2.5(b)(ii) hereof in the form attached hereto as Exhibit B, as such note may be amended or supplemented from time to time, and any note or notes issued in substitution, replacement or renewal thereof from time to time.
“Swing Line Participation Certificate” shall mean the Swing Line Participation Certificate delivered by Agent to each Revolving Credit Lender pursuant to Section 2.5(d)(ii) hereof in the form attached hereto as Exhibit G.
“Take-Out Commitment” shall mean a Mandatory Commitment or a Best Efforts Commitment.
“Tangible Net Worth” shall mean, as of any applicable time of determination, the excess of (i) (a) the net book value of the assets of Borrower and any Subsidiary Guarantor at such time, as determined for each asset in accordance with GAAP (other than patents, patent rights, trademarks, trade names, franchises, copyrights, licenses, goodwill, capitalized servicing rights, notes and accounts receivable due from stockholders, directors, officers, employees, Affiliates or other related Persons that are not Subsidiary Guarantors, subscribed stock, Mortgage Loans held for investment (net of reserves), real property acquired by Borrower by foreclosure or deed in lieu of foreclosure (net of reserves), and any other assets which are deemed to be intangible assets by Agent, in its sole Discretion), after all appropriate deductions in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization), less the long term component of deferred taxes and charges, plus (b) the value, as determined by Agent in its sole Discretion (and, in determining such value, Agent may discount such value by margins as Agent shall determine from time to time in its sole discretion), of all Cash and Cash Equivalents Collateral, minus (c) the aggregate amount then outstanding in respect of intercompany loans or advances made by any Credit Party to or in any Non-Guarantor Subsidiary over (ii) the Adjusted Total Liabilities at such time.
“Total Liabilities” shall mean, as of any applicable time of determination thereof, with respect to any Person, all indebtedness, accrued expenses, accounts payable or other obligations of such Person (and, if applicable, that Person's Subsidiaries, on a Consolidated basis) that, in accordance with GAAP, would be included in determining total liabilities as shown on a balance sheet of that Person on the date of determination.
“Unencumbered Cash and Cash Equivalents” shall mean, as of any date of determination, the sum of all Cash and Cash Equivalents of Borrower which are not subject to any pledge, security interest, lien, mortgage, hypothecation, restriction or other encumbrance (other than in favor of Agent and other than normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions).
“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as in effect in any applicable state; provided that, unless specified otherwise or the context otherwise requires, such terms shall refer to the Uniform Commercial Code as in effect in the State of Michigan.
“Unused Revolving Credit Availability” shall mean, on any date of determination, the amount equal to the lesser of (i) the Revolving Credit Aggregate Commitment or (ii) the then applicable Borrowing Base, minus the aggregate outstanding principal amount of all Advances (including Swing Line Advances).
“USDA Loan” shall mean a Mortgage Loan guaranteed under the United States Department of Agriculture Guaranteed Rural Housing Loan Program.
“USA Patriot Act” is defined in Section 4.7.
“VA” shall mean the Veterans Administration and any successor thereto.
“Warehouse Period” shall mean (a) with respect to a Pledged Mortgage Loan which is a Wet Funded Loan, seven (7) Business Days, (b) with respect to a Conforming Mortgage Loan which is not a Wet Funded Loan, ninety (90) days, and (c) with respect to a Jumbo Mortgage Loan which is not a Wet Funded Loan, sixty (60) days.
“Wet Funded Loan” shall mean a Conforming Mortgage Loan or a Jumbo Loan with respect to which the Required Documents have not been delivered to Agent.
“Wet Funded Required Documents” shall mean a request for wet funded advance and security agreement and a wire request, each in form and substance satisfactory to Agent.
“Wire Request” shall mean an electronic request from the Borrower to wire funds from the Advance Account to a Closing Agent for the purpose of closing a Mortgage Loan.
“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

2.	REVOLVING CREDIT.
1.Commitment
. Subject to the terms and conditions of this Agreement (including without limitation Section 2.3 hereof), each Revolving Credit Lender severally and for itself alone agrees to make Advances of the Revolving Credit in Dollars to Borrower from time to time on any Business Day during the period from the Effective Date hereof until (but excluding) the Revolving Credit Maturity Date in an aggregate amount not to exceed at any one time outstanding such Lender's Revolving Credit Percentage of the Revolving Credit Aggregate Commitment. Subject to the terms and conditions set forth herein, advances, repayments and readvances may be made under the Revolving Credit.
2.Accrual of Interest and Maturity; Evidence of Indebtedness.

(a)
Borrower hereby unconditionally promises to pay to the Agent for the account of each Revolving Credit Lender the then unpaid principal amount of each Revolving Credit Advance (plus all accrued and unpaid interest) of such Revolving Credit Lender to Borrower on the Revolving Credit Maturity Date and on such other dates and in such other amounts as may be required from time to time pursuant to this Agreement. Subject to the terms and conditions hereof, each Revolving Credit Advance shall, from time to time from and after the date of such Advance (until paid), bear interest at its Applicable Interest Rate.

(b)
Each Revolving Credit Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of Borrower to the appropriate lending office of such Revolving Credit Lender resulting from each Revolving Credit Advance made by such lending office of such Revolving Credit Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Revolving Credit Lender from time to time under this Agreement.

(c)
The Agent shall maintain the Register pursuant to Section 11.8(g), and a subaccount therein for each Revolving Credit Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount of each Revolving Credit Advance made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from Borrower to each Revolving Credit Lender hereunder in respect of the Revolving Credit Advances and (iii) both the amount of any sum received by the Agent hereunder from Borrower in respect of the Revolving Credit Advances and each Revolving Credit Lender's share thereof.

(d)
The entries made in the Register maintained pursuant to paragraph (c) of this Section 2.2 shall, absent manifest error, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of Borrower therein recorded; provided, however, that the failure of any Revolving Credit Lender or the Agent to maintain the Register or any account, as applicable, or any error therein, shall not in any manner affect the obligation of Borrower to repay the Revolving Credit Advances (and all other amounts owing with respect thereto) made to Borrower by the Revolving Credit Lenders in accordance with the terms of this Agreement.

(e)
Borrower's obligations with respect to the Revolving Credit Advances owing to each Revolving Credit Lender shall be evidenced by a Revolving Credit Note, executed and delivered by Borrower to each such Revolving Credit Lender.

3.Requests for Advances
. Borrower may request an Advance only by delivery to Agent of a Request for Advance delivered by an Authorized Signer for the Borrower, subject to the following:

(a)	each such Request for Advance shall set forth the information required on the Request for Advance, including without limitation:

(i)	the proposed date of such Advance, which must be a Business Day; and

(ii)	a description of the specific Mortgage Loans to be funded or purchased with the proceeds of such Advance;

(b)
each such Request for Advance shall be accompanied by Required Documents and/or Wet Funded Required Documents, as applicable, for the Mortgage Loans to be funded or purchased with respect thereto, and, unless the Borrower has previously funded or purchased the Mortgage Loan to be pledged with Borrower's own funds, the Borrower shall also deliver to the Agent (a) unless such Mortgage Loan is a Wet Funded Loan, promptly but in any event within three (3) calendar days after the Required Documents with respect thereto have been delivered to Agent and on or prior to the proposed date for funding of such Advance, the Draft with respect thereto, and (b) with respect to a Wet Funded Loan, with the Wet Funded Required Documents, the Wire Request with respect thereto;

(c)	each such Request for Advance and Required Documents and/or Wet Funded Required Documents, as applicable, shall be delivered to Agent by 2:00 p.m. (Detroit time) on the proposed date for such Advance;

(d)	on the proposed date of such Advance,

(i)	the sum of the aggregate principal amount of all Revolving Credit Advances and Swing Line Advances outstanding on such date, after giving effect to all outstanding Requests for Advances, shall not exceed the lesser of (i) the Revolving Credit Aggregate Commitment and (ii) the then applicable Borrowing Base;

(ii)
with respect to any Advance to be funded as a Swing Line Advance, the sum of the aggregate principal amount of all Swing Line Advances outstanding on such date, after giving effect to all outstanding Requests for Advances as of the date of determination, shall not exceed the Swing Line Maximum Amount; and

(iii)	no Advance shall exceed the Collateral Value of the Pledged Mortgage Loans with respect thereto;

(e)	a Request for Advance, once delivered to Agent, shall not be revocable by Borrower and shall constitute a certification by Borrower as of the date thereof that:

(i)
all conditions to the making of Advances set forth in this Agreement have been satisfied and shall remain satisfied to the date of such Advance (both before and immediately after giving effect to such Advance);

(ii)	there is no Default or Event of Default in existence, and none will exist upon the making of such Advance (both before and immediately after giving effect to such Advance);

(iii)	with respect to each Mortgage Loan to be funded or purchased with the proceeds of such Advance, each of the statements set forth in the definition of Eligible Mortgage Loan is true and correct; and

(iv)
the representations and warranties of the Credit Parties contained in this Agreement and the other Loan Documents are true and correct in all material respects and shall be true and correct in all material respects as of the date of the making of such Advance (both before and immediately after giving effect to such Advance), other than any representation or warranty that expressly speaks only as of a different date;

Agent, acting on behalf of the Revolving Credit Lenders, may, at its option, lend under this Section 2.3 or Section 2.5 upon the telephone or email request of an Authorized Signer of the Borrower to make such requests and, in the event Agent, acting on behalf of the Revolving Credit Lenders, makes any such Advance upon a telephone or email request, an Authorized Signer shall fax or deliver by electronic file to Agent, on the same day as such telephone or email request, the Request for Advance, the Required Documents and the Wet Funded Required Documents, as applicable. Borrower hereby authorizes Agent to disburse Advances under this Section 2.3 or Section 2.5 pursuant to the telephone or email instructions of any person purporting to be an Authorized Signer of Borrower. Notwithstanding the foregoing, Borrower acknowledges that Borrower shall bear all risk of loss resulting from disbursements made upon any telephone or email request (other than any losses resulting from Agent's gross negligence or willful misconduct), and the Borrower expressly agrees to indemnify and hold Agent harmless therefor. Each telephone or email request for an Advance from an Authorized Signer for the Borrower shall constitute a certification of the matters set forth in the Section 2.3(e) as of the date of such requested Advance.
Agent may change its procedures for Advances from time to time upon not less than three (3) Business Days' prior notice to Borrower.
4.Disbursement of Revolving Credit Advances.
(a)Upon receiving any Request for Advance from Borrower under Section 2.3 hereof, unless Agent has elected, at its option and in its sole discretion, to fund such requested Advance as a Swing Line Advance under Section 2.5, Agent shall promptly notify each Revolving Credit Lender by email, facsimile or telephone (confirmed by email, facsimile or telex) of the amount of such Advance being requested and the date such Revolving Credit Advance is to be made by each Revolving Credit Lender in an amount equal to its Revolving Credit Percentage of such Advance. Unless such Revolving Credit Lender's commitment to make Revolving Credit Advances hereunder shall have been suspended or terminated in accordance with this Agreement, each such Revolving Credit Lender shall make available the amount of its Revolving Credit Percentage of each Revolving Credit Advance in immediately available funds to Agent, at the office of Agent located at One Detroit Center, Detroit, Michigan 48226, not later than 4:00 p.m. (Detroit time) on the date of such Advance.
(b)Subject to submission of a Request for Advance by Borrower and satisfaction of all conditions for the making of an Advance hereunder (including, without limitation, the conditions set forth in Section 2.3 hereof), Agent shall make available to Borrower the aggregate of the amounts so received by it from the Revolving Credit Lenders in like funds and currencies, on the date of such Revolving Credit Advance, (i) in the case of a Mortgage Loan with respect to which a Wire Request has been submitted by Borrower to Agent, by wire transfer from the Advance Account to the Closing Agent account designated in the applicable Wire Request, (ii) in the case of a Mortgage Loan with respect to which a Draft has been received by Agent, by depositing such amount in the Advance Account and honoring the Draft, and (iii) in the case of a Mortgage Loan which was previously funded by the Borrower with its own funds, by depositing such amount to the General Account.
(c)At the request of such Revolving Credit Lender, Agent shall deliver such reports as are routinely available from the Agent's mortgage warehouse collateral system. Unless Agent shall have been notified by any Revolving Credit Lender prior to the date of any proposed Revolving Credit Advance that such Revolving Credit Lender does not intend to make available to Agent such Revolving Credit Lender's Revolving Credit Percentage of such Advance, Agent may assume that such Revolving Credit Lender has made such amount available to Agent on such date, as aforesaid. Agent may, but shall not be obligated to, make available to Borrower the amount of such payment in reliance on such assumption. If such amount is not in fact made available to Agent by such Revolving Credit Lender, as aforesaid, Agent shall be entitled to recover such amount on demand from such Revolving Credit Lender. If such Revolving Credit Lender does not pay such amount forthwith upon Agent's demand therefor and the Agent has in fact made a corresponding amount available to Borrower, the Agent shall promptly notify Borrower and Borrower shall pay such amount to Agent, if such notice is delivered to Borrower prior to 1:00 p.m. (Detroit time) on a Business Day, on the day such notice is received, and otherwise on the next Business Day, and such amount paid by Borrower shall be applied as a prepayment of the Revolving Credit (without any corresponding reduction in the Revolving Credit Aggregate Commitment), reimbursing Agent for having funded said amounts on behalf of such Revolving Credit Lender. The Borrower shall retain its claim against such Revolving Credit Lender with respect to the amounts repaid by it to Agent and, if such Revolving Credit Lender subsequently makes such amounts available to Agent, Agent shall promptly make such amounts available to the Borrower as a Revolving Credit Advance. Agent shall also be entitled to recover from such Revolving Credit Lender or Borrower, as the case may be, but without duplication, interest on such amount in respect of each day from the date such amount was made available by Agent to Borrower, to the date such amount is recovered by Agent, at a rate per annum equal to:

(i)
in the case of such Revolving Credit Lender, for the first two (2) Business Days such amount remains unpaid, the Federal Funds Effective Rate, and thereafter, at the rate of interest then applicable to such Revolving Credit Advances; and

(ii)	in the case of Borrower, the rate of interest then applicable to such Advance of the Revolving Credit.
Until such Revolving Credit Lender has paid Agent such amount, such Revolving Credit Lender shall have no interest in or rights with respect to such Advance for any purpose whatsoever. The obligation of any Revolving Credit Lender to make any Revolving Credit Advance hereunder shall not be affected by the failure of any other Revolving Credit Lender to make any Advance hereunder, and no Revolving Credit Lender shall have any liability to Borrower or any of its Subsidiaries, the Agent, any other Revolving Credit Lender, or any other party for another Revolving Credit Lender's failure to make any loan or Advance hereunder.
5.Swing Line
. (a) Swing Line Advances. The Agent may, on the terms and subject to the conditions hereinafter set forth (including without limitation Section 2.3 and 2.5(b) hereof), but shall not be required to, make one or more Advances (each such advance being a “Swing Line Advance”) to the Borrower from time to time on any Business Day during the period from the Effective Date hereof until (but excluding) the Revolving Credit Maturity Date in an aggregate amount not to exceed at any one time outstanding (i) the Swing Line Maximum Amount and (ii) when added to the sum of the aggregate principal amount of all Revolving Credit Advances and the Swing Line Advances outstanding on such date, the lesser of (A) the Revolving Credit Aggregate Commitment and (B) the then applicable Borrowing Base. Subject to the terms set forth herein, advances, repayments and readvances may be made under the Swing Line.
(a)Accrual of Interest and Maturity; Evidence of Indebtedness.

(i)
Agent shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to Agent resulting from each Swing Line Advance from time to time, including the amount and date of each Swing Line Advance, its Applicable Interest Rate, and the amount and date of any repayment made on any Swing Line Advance from time to time. The entries made in such account or accounts of Agent shall be prima facie evidence, absent manifest error, of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of Agent to maintain such account, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay the Swing Line Advances (and all other amounts owing with respect thereto) in accordance with the terms of this Agreement.

(ii)	Borrower's obligations with respect to the Swing Line Advances owing to Agent shall be evidenced by the Swing Line Note, executed and delivered by Borrower to Agent.

(iii)
Borrower unconditionally promises to pay to the Agent the then unpaid principal amount of such Swing Line Advance (plus all accrued and unpaid interest) on the Revolving Credit Maturity Date and on such other dates and in such other amounts as may be required from time to time pursuant to this Agreement. Subject to the terms and conditions hereof, each Swing Line Advance shall, from time to time after the date of such Advance (until paid), bear interest at its Applicable Interest Rate.

(a)
Disbursement of Swing Line Advances. Upon receiving any executed Request for Advance from the Borrower and the satisfaction of the conditions set forth in Section 2.3 hereof, Agent may, at its option, make available to Borrower the amount so requested in Dollars on the date of such Advance, by credit to an account of Borrower maintained with Agent or to such other account or third party as the Borrower may reasonably direct in writing, subject to applicable law, provided such direction is timely given.

(b)	Refunding of or Participation Interest in Swing Line Advances.

(i)	The Agent, at any time in its sole and absolute discretion, may, in each case on behalf of the Borrower (which hereby irrevocably directs the Agent to act on their behalf) request each of the Revolving Credit Lenders (including the Agent in its capacity as a Revolving Credit Lender) to make an Advance of the Revolving Credit to Borrower, in an amount equal to such Revolving Credit Lender's Revolving Credit Percentage of the aggregate principal amount of the Swing Line Advances outstanding on the date such notice is given (the “Refunded Swing Line Advances”). In connection with the making of any such Refunded Swing Line Advances or the purchase of a participation interest in Swing Line Advances under Section 2.5(d)(ii) hereof, the Agent shall retain its claim against Borrower for any unpaid interest or fees in respect thereof accrued to the date of such refunding. Unless any of the events described in Section 7.1(i) hereof shall have occurred (in which event the procedures of Section 2.5(d)(ii) shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a Revolving Credit Advance are then satisfied (but subject to Section 2.5(d)(iii)), each Revolving Credit Lender shall make the proceeds of its Revolving Credit Advance available to the Agent for the benefit of the Agent at the office of the Agent specified in Section 2.4(a) hereof prior to 11:00 a.m. Detroit time on the Business Day next succeeding the date such notice is given, in immediately available funds. The proceeds of such Revolving Credit Advances shall be immediately applied to repay the Refunded Swing Line Advances, subject to Section 9.1 hereof.

(ii)
If, prior to the making of an Advance of the Revolving Credit pursuant to Section 2.5(d)(i) hereof, one of the events described in Section 7.1(i) hereof shall have occurred, each Revolving Credit Lender will, on the date such Advance of the Revolving Credit was to have been made, purchase from the Agent an undivided participating interest in each Swing Line Advance that was to have been refunded in an amount equal to its Revolving Credit Percentage of such Swing Line Advance. Each Revolving Credit Lender within the time periods specified in Section 2.5(d)(i) hereof, as applicable, shall immediately transfer to the Agent, for the benefit of the Agent, in immediately available funds, an amount equal to its Revolving Credit Percentage of the aggregate principal amount of all Swing Line Advances outstanding as of such date. Upon receipt thereof, the Agent will deliver to such Revolving Credit Lender a Swing Line Participation Certificate evidencing such participation. Notwithstanding anything to the contrary, at no time shall any Lender's Advances of the Revolving Credit, plus, its pro-rata share of Refunded Swing Line Advances, plus, its pro-rata share of participation liability in Swing Line Advances exceed such Lender's Revolving Credit Commitment Amount.

(iii)
Each Revolving Credit Lender's obligation to make Revolving Credit Advances to refund Swing Line Advances, and to purchase participation interests, in accordance with Section 2.5(d)(i) and (ii), respectively, shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against Agent, Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of any Default or Event of Default; (C) any adverse change in the condition (financial or otherwise) of Borrower or any other Person; (D) any breach of this Agreement or any other Loan Document by Borrower or any other Person; (E) any inability of Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which such Revolving Credit Advance is to be made or such participating interest is to be purchased; (F) the termination of the Revolving Credit Aggregate Commitment hereunder; or (G) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any Revolving Credit Lender does not make available to the Agent the amount required pursuant to Section 2.5(d)(i) or (ii) hereof, as the case may be, the Agent on behalf of the Agent, shall be entitled to recover such amount on demand from such Revolving Credit Lender, together with interest thereon for each day from the date of non-payment until such amount is paid in full (x) for the first two (2) Business Days such amount remains unpaid, at the Federal Funds Effective Rate and (y) thereafter, at the rate of interest then applicable to such Swing Line Advances. The obligation of any Revolving Credit Lender to make available its pro rata portion of the amounts required pursuant to Section 2.5(d)(i) or (ii) hereof shall not be affected by the failure of any other Revolving Credit Lender to make such amounts available, and no Revolving Credit Lender shall have any liability to any Credit Party, the Agent, or any other Revolving Credit Lender or any other party for another Revolving Credit Lender's failure to make available the amounts required under Section 2.5(d)(i) or (ii) hereof.

(iv)
Notwithstanding the foregoing, no Revolving Credit Lender shall be required to make any Revolving Credit Advance to refund a Swing Line Advance or to purchase a participation in a Swing Line Advance if at least two (2) Business Days prior to the making of such Swing Line Advance by the Agent, the officers of the Agent immediately responsible for matters concerning this Agreement shall have received written notice from Agent or any Lender that Swing Line Advances should be suspended based on the occurrence and continuance of a Default or Event of Default and stating that such notice is a “notice of default”; provided, however that the obligation of the Revolving Credit Lenders to make refund such Swing Line Advance or purchase a participation in such Swing Line Advance) shall be reinstated upon the date on which such Default or Event of Default has been waived by the requisite Lenders.

6.Interest Payments; Default Interest
.
(a)Interest on the unpaid balance of all Advances of the Revolving Credit and the Swing Line from time to time outstanding shall accrue from the date of such Advance to the date repaid, at a per annum interest rate equal to the Applicable Interest Rate, and shall be payable in immediately available funds commencing on May 1, 2011, and on the first day of each month thereafter. Whenever any payment under this Section 2.6(a) shall become due on a day which is not a Business Day, the date for payment thereof shall be extended to the next Business Day. Interest shall be computed on the basis of a 360 day year and assessed for the actual number of days elapsed, and in such computation effect shall be given to any change in the interest rate resulting from a change in the Applicable Interest Rate on the date of such change in the Applicable Interest Rate. Agent may, at its option, directly charge the General Account, the Advance Account and/or the Cash Collateral Account for interest due hereunder and for any Fees, and shall promptly thereafter notify the Borrower of the occurrence thereof.
(b)In the case of any Event of Default under Section 7.1(i), immediately upon the occurrence thereof, and in the case of any other Event of Default, immediately upon the request of the Majority Lenders, interest shall be payable on demand on all Revolving Credit Advances and Swing Line Advances from time to time outstanding at a per annum rate equal to the Applicable Interest Rate in respect of each such Advance plus three percent (3%), but in each case only during the continuance of such Event of Default.
7.Fees
.

(a)
From the Effective Date to the Revolving Credit Maturity Date, the Borrower shall pay to the Agent for distribution to the Revolving Credit Lenders pro-rata in accordance with their respective Revolving Credit Percentages, a Revolving Credit Facility Fee quarterly in arrears commencing May 1, 2011, and on the first day of each August, November, February and May thereafter (in respect of the prior three months or any portion thereof). The Revolving Credit Facility Fee payable to each Revolving Credit Lender shall be determined by multiplying 0.125% times the Revolving Credit Aggregate Commitment then in effect (whether used or unused). The Revolving Credit Facility Fee shall be computed on the basis of a year of three hundred sixty (360) days and assessed for the actual number of days elapsed. Whenever any payment of the Revolving Credit Facility Fee shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next Business Day. Upon receipt of such payment, Agent shall make prompt payment to each Revolving Credit Lender of its share of the Revolving Credit Facility Fee based upon its respective Revolving Credit Percentage. It is expressly understood that the Revolving Credit Facility Fees described in this Section are not refundable.

(b)
In addition to the foregoing, Borrower shall pay or reimburse Agent and/or Lenders for any transaction fees payable to MERS in connection with the registration of mortgage assignments to Lenders if Borrower uses MERS.

8.Mandatory Repayment of Revolving Credit Advances; Borrowing Base Conformity.

(a)	Notwithstanding any other provisions of this Agreement, Borrower shall prepay, within one (1) Business Day after the occurrence of any circumstance described in clause (i) or (ii) below:

(i)
Revolving Credit Advances and Swing Line Advances, as applicable, to the extent that the aggregate outstanding principal amount of such Advances exceeds the lesser of (A) the Revolving Credit Aggregate Commitment, or (B) the Borrowing Base value of the outstanding Mortgage Loans funded with such Revolving Credit Advances or Swing Line Advances, with such payments to be applied between the Revolving Credit Advances and Swing Line Advances as determined by the Agent; and

(ii)
Swing Line Advances to the extent that the aggregate outstanding principal amount of Swing-Line Advances exceeds the lesser of (A) the Swing Line Maximum Amount Limit or (B) the Borrowing Base value of the outstanding Mortgage Loans funded with such Swing Line Advances.

(b)
Borrower shall cause to be maintained at all times a Borrowing Base such that the Borrowing Base value of the Pledged Conforming Mortgage Loans, Pledged Jumbo Loans and Pledged Wet Funded Loans are each not less than, at any date, the sum of the aggregate outstanding principal amounts of Advances with respect thereto and no Advance shall exceed the Borrowing Base value of the Pledged Mortgage Loans with respect thereto.

(c)
Borrower shall repay the principal amount of each Advance on the date of closing of the sale or other disposition of the specific Mortgage Loan(s) supporting such Advance. The proceeds of any such sale, unless otherwise directed by Agent in writing, shall be paid directly to Agent (and Borrower shall so notify each investor of this requirement) by wire transfer to the Cash Collateral Account, accompanied by a copy of the Approved Investors' written purchase advice, and such wire, among other things, shall specify the applicable Mortgage Loan(s).

(d)
Notwithstanding anything to the contrary in this Agreement, in determining the Borrowing Base and the eligibility of any Mortgage Loan for inclusion therein, Agent may waive the requirement of paragraph (p) of the definition of Eligible Mortgage Loan that such Mortgage Loan not have been included in the Borrowing Base for more than the applicable Warehouse Period; provided, however, that any Mortgage Loan which is accepted by the Agent pursuant to such a waiver shall cease to be included in the Borrowing Base upon the earlier to occur of (i) one Business Day after notice of the retraction of such waiver is given to Borrower by the Agent unless at the time of giving of such notice the deficiency which originally required such waiver has been cured and (ii) three (3) Business Days after the date the waiver with respect to such Mortgage Loan became effective; and provided further, that the Borrowing Base value of such Mortgage Loan when added to the Borrowing Base value of all other Mortgage Loans included in the computation of the Borrowing Base pursuant to a waiver hereunder shall not exceed Two Million Dollars ($2,000,000) at any date.

9.Optional Reduction or Termination of Revolving Credit Aggregate Commitment
. Borrower may, upon at least five (5) Business Days' prior written notice to the Agent, permanently reduce the Revolving Credit Aggregate Commitment in whole at any time, or in part from time to time, without premium or penalty, provided that: (i) each partial reduction of the Revolving Credit Aggregate Commitment shall be in an aggregate amount equal to Five Million Dollars ($5,000,000) or a larger integral multiple of One Hundred Thousand Dollars ($100,000); (ii) Borrower shall prepay in accordance with the terms hereof the amount, if any, by which the aggregate unpaid principal amount of Revolving Credit Advances and Swing Line Advances outstanding hereunder exceeds the amount of the then applicable Revolving Credit Aggregate Commitment as so reduced, together with interest thereon to the date of prepayment; and (iii) no such reduction shall reduce the Swing Line Maximum Amount unless Borrower so elects, provided that the Swing Line Maximum Amount shall at no time be greater than the Revolving Credit Aggregate Commitment. Reductions of the Revolving Credit Aggregate Commitment and any accompanying prepayments of Advances of the Revolving Credit shall be distributed by Agent to each Revolving Credit Lender in accordance with such Revolving Credit Lender's Revolving Credit Percentage thereof, and will not be available for reinstatement by or readvance to Borrower, and any accompanying prepayments of Advances of the Swing Line shall be distributed by Agent to the Agent and will not be available for reinstatement by or readvance to the Borrower. Any reductions of the Revolving Credit Aggregate Commitment hereunder shall reduce each Revolving Credit Lender's portion thereof proportionately (based on the applicable Revolving Credit Percentages), and shall be permanent and irrevocable. Any payments made pursuant to this Section shall be applied first to outstanding Revolving Credit Advances, next to Swing Line Advances.
10.Use of Proceeds of Advances
. Advances of the Revolving Credit shall be used solely to originate or acquire Pledged Mortgage Loans which are eligible for inclusion in the Borrowing Base, subject to the terms and conditions hereof.

3.	CONDITIONS.
The obligations of the Lenders to make Advances or loans pursuant to this Agreement are subject to the following conditions:
1.Conditions of Initial Advances

. The obligations of the Lenders to make initial Advances or loans pursuant to this Agreement on the Effective Date only, are subject to the following conditions:
(a)Notes, this Agreement and the other Loan Documents. Borrower shall have executed and delivered the Notes to Agent for the account of each Lender; Borrower shall have executed and delivered this Agreement; and each Credit Party shall have executed and delivered the other Loan Documents to which such Credit Party is required to be a party (including all schedules and other documents to be delivered pursuant hereto); and such Notes (if any), this Agreement and the other Loan Documents shall be in full force and effect.
(b)Corporate Authority. Agent shall have received, with a counterpart thereof for each Lender, from each Credit Party, a certificate of its Secretary or Assistant Secretary dated as of the Effective Date as to:

(i)
corporate resolutions (or the equivalent) of each Credit Party authorizing the transactions contemplated by this Agreement and the other Loan Documents approval of this Agreement and the other Loan Documents, in each case to which such Credit Party is party, and authorizing the execution and delivery of this Agreement and the other Loan Documents, and in the case of Borrower, authorizing the execution and delivery of requests for Advances,

(ii)
the incumbency and signature of the officers or other authorized persons of such Credit Party executing any Loan Document and in the case of the Borrower, the officers who are authorized to execute any Requests for Advance,

(iii)	a certificate of good standing or continued existence (or the equivalent thereof) from the state of its incorporation or formation, and

(iv)	copies of such Credit Party's articles of incorporation and bylaws or other constitutional documents, as in effect on the Effective Date.
(a)Collateral Documents, Guaranties and other Loan Documents. The Agent shall have received the following documents, each in form and substance satisfactory to Agent and fully executed by each party thereto:

(v)	The Security Agreement, in form and substance acceptable to Agent and fully executed by each party thereto and dated as of the Effective Date.

(vi)
Certified copies of uniform commercial code requests for information, or a similar search report certified by a party acceptable to the Agent, dated a date reasonably prior to the Effective Date, listing all effective financing statements in the State of Ohio which name any Borrower (under its present names or under any previous names used within five (5) years prior to the date hereof) as debtors, together with (x) copies of such financing statements, and (y) authorized Uniform Commercial Code (Form UCC-3) Termination Statements, if any, necessary to release all Liens and other rights of any Person in any Collateral described in the Collateral Documents previously granted by any Person (other than Liens permitted by Section 6.2 of this Agreement).

(vii)
Any documents (including, without limitation, financing statements, amendments to financing statements and assignments of financing statements, stock powers executed in blank and any endorsements) requested by Agent and reasonably required to be provided in connection with the Collateral Documents to create, in favor of the Agent (for and on behalf of the Lenders), a first priority perfected security interest in the Collateral thereunder shall have been filed, registered or recorded, or shall have been delivered to Agent in proper form for filing, registration or recordation.

(a)Insurance. The Agent shall have received evidence reasonably satisfactory to it that the Credit

Parties have obtained the insurance policies required by Section 5.5 hereof and that such insurance policies are in full force and effect.
(b)Compliance with Certain Documents and Agreements. Each Credit Party shall have each performed and complied in all material respects with all agreements and conditions contained in this Agreement and the other Loan Documents, to the extent required to be performed or complied with by such Credit Party. No Person (other than Agent and Lenders) party to this Agreement or any other Loan Document shall be in material default in the performance or compliance with any of the terms or provisions of this Agreement or the other Loan Documents or shall be in material default in the performance or compliance with any of the material terms or material provisions of any Contractual Obligations, in each case to which such Person is a party or by which such Person is bound.
(c)Opinions of Counsel. The Credit Parties shall furnish Agent prior to the initial Advance under this Agreement, with signed copies for each Lender, opinions of counsel to the Credit Parties in each case dated the Effective Date and covering such matters as reasonably required by and otherwise reasonably satisfactory in form and substance to the Agent and each of the Lenders.
(d)Payment of Fees. Borrower shall have paid to Comerica Bank any fees due under the terms of the Fee Letter, along with any other fees, costs or expenses due and outstanding to the Agent or the Lenders as of the Effective Date (including reasonable fees, disbursements and other charges of counsel to Agent).
(e)Due Diligence. Agent and Lenders shall have received, in each case in form and substance satisfactory to the Agent, such reports or due diligence materials as Agent and the Majority Lenders may reasonably request. By their signatures hereon, Agent and the Lenders acknowledge and agree that they have received all such reports and due diligence materials.
(f)Closing Certificate. The Agent shall have received, with a signed counterpart for each Lender, a certificate of a Responsible Officer of Borrower dated the Effective Date (or, if different, the date of the initial Advance hereunder), stating that to his or her respective Knowledge, (a) the conditions set forth in this Section 5 have been satisfied to the extent required to be satisfied by any Credit Party; (b) the representations and warranties made by the Credit Parties in this Agreement or any of the other Loan Documents, as applicable, are true and correct in all material respects; (c) no Default or Event of Default shall have occurred and be continuing; and (d) since December 31, 2010, nothing shall have occurred which has had, or could reasonably be expected to have, a material adverse change on the business, results of operations, conditions, property or prospects (financial or otherwise) of Borrower or any other Credit Party.
(g)Customer Identification Forms. The Agent shall have received completed customer identification forms (forms to be provided by Agent to Borrower) from Borrower.
(h)Evidence of Accounts. Agent shall have received satisfactory evidence that the Advance Account, the General Account and the Cash Collateral Account are open.
2.Continuing Conditions
. The obligations of each Lender to make Advances (including the initial Advance) under this Agreement shall be subject to the continuing conditions that:
(a)No Default or Event of Default shall exist as of the date of the Advance; and
(b)Each of the representations and warranties contained in this Agreement and in each of the other Loan Documents shall be true and correct in all material respects as of the date of the Advance as if made on and as of such date (other than any representation or warranty that expressly speaks only as of a different date).

4.	REPRESENTATIONS AND WARRANTIES.
Borrower represents and warrants to the Agent and the Lenders as follows:
1.Corporate Authority
. Each Credit Party is a corporation (or other business entity) duly organized and existing in good standing under the laws of the state or jurisdiction of its incorporation or formation, as applicable, and each

Credit Party is duly qualified and authorized to do business as a foreign corporation in each jurisdiction where the character of its assets or the nature of its activities makes such qualification and authorization necessary, and is in good standing in each such jurisdiction, except where failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect. Each Credit Party has all requisite corporate, limited liability or partnership power and authority to own all its property (whether real, personal, tangible or intangible or of any kind whatsoever) and to carry on its business.
2.Due Authorization
. Execution, delivery and performance of this Agreement, and the other Loan Documents, to which each Credit Party is party, and the issuance of the Notes by Borrower (if requested) are within such Person's corporate, limited liability or partnership power, have been duly authorized, are not in contravention of any law applicable to such Credit Party or the terms of such Credit Party's organizational documents and, except as have been previously obtained or as referred to in Section 4.10, below, do not require the consent or approval of any governmental body, agency or authority or any other third party except to the extent that such consent or approval is not material to the transactions contemplated by the Loan Documents.
3.Good Title; Leases; Assets; No Liens
.
(a)Each Credit Party, to the extent applicable, has good and valid title (or, in the case of real property, good and marketable title) to all assets owned by it and that are material to the operation of such Credit Party's business, subject only to the Liens permitted under section 6.2 hereof, and each Credit Party has a valid leasehold or interest as a lessee or a licensee in all of its leased real property;
(b)The Credit Parties will collectively own or collectively have a valid leasehold interest in all assets that were owned or leased (as lessee) by the Credit Parties immediately prior to the Effective Date to the extent that such assets are necessary for the continued operation of the Credit Parties' businesses in substantially the manner as such businesses were operated immediately prior to the Effective Date;
(c)Each Credit Party owns or has a valid leasehold interest in all real property necessary for its continued operations and, to the Knowledge of all Responsible Officers (or any one of them) of Borrower, no material condemnation, eminent domain or expropriation action has been commenced or threatened against any such owned or leased real property; and
(d)There are no Liens on and no financing statements on file with respect to any of the assets owned by the Credit Parties, except for the Liens permitted pursuant to Section 6.2 of this Agreement.
4.Taxes
. Except as set forth on Schedule 4.4 hereof, each Credit Party has filed on or before their respective due dates or within the applicable grace periods, all United States federal, state, local and other tax returns which are required to be filed or has obtained extensions for filing such tax returns and is not delinquent in filing such returns in accordance with such extensions and has paid all material taxes which have become due pursuant to those returns or pursuant to any assessments received by any such Credit Party, as the case may be, to the extent such taxes have become due, except to the extent such taxes are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate provision has been made on the books of such Credit Party as may be required by GAAP.
5.No Defaults
. No Credit Party is in default under or with respect to any agreement, instrument or undertaking to which is a party or by which it or any of its property is bound which would cause or would reasonably be expected to cause a Material Adverse Effect.
6.Enforceability of Agreement and Loan Documents
. This Agreement and each of the other Loan Documents to which any Credit Party is a party (including without limitation, each Request for Advance), have each been duly executed and delivered by its duly authorized officers and constitute the valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditor's rights, generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in law or equity).
7.Compliance with Laws
. (a) To the Knowledge of all Responsible Officers (or any one of them) of Borrower, each Credit Party has complied with all applicable federal, state and local laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) including but not limited to Hazardous Material Laws, and is in compliance with any Requirement of Law, except to the extent that failure to comply therewith could not reasonably be expected to have a Material Adverse Effect; and (b) neither the extension of credit made pursuant to this Agreement or the use of the proceeds thereof by the Credit Parties will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or The United and Strengthening America by providing appropriate Tools Required to Intercept and Obstruct Terrorism (“USA Patriot Act”) Act of 2001, Public Law 10756, October 26, 2001 or Executive Order 13224 of September 23, 2001 issued by the President of the United States (66 Fed. Reg. 49049 (2001)).
8.Non-contravention
. The execution, delivery and performance of this Agreement and the other Loan Documents (including each Request for Advance) to which each Credit Party is a party are not in contravention of the terms of any indenture, agreement or undertaking to which such Credit Party is a party or by which it or its properties are bound where such violation could reasonably be expected to have a Material Adverse Effect.
9.Litigation
. There is no suit, action, proceeding, including, without limitation, any bankruptcy proceeding or governmental investigation pending against or to the Knowledge of Borrower, threatened against any Credit Party (other than any suit, action or proceeding in which a Credit Party is the plaintiff and in which no counterclaim or cross-claim against such Credit Party has been filed), or any judgment, decree, injunction, rule, or order of any court, government, department, commission, agency, instrumentality or arbitrator outstanding against any Credit Party, nor is any Credit Party in violation of any applicable law, regulation, ordinance, order, injunction, decree or requirement of any governmental body or court which could in any of the foregoing events reasonably be expected to have a Material Adverse Effect.
10.Consents, Approvals and Filings, Etc
. No material authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority or any securities exchange or any other Person (whether or not governmental) is required in connection with (a) the execution, delivery and performance: (i) by any Credit Party of this Agreement and any of the other Loan Documents to which such Credit Party is a party or (ii) by the Credit Parties of the grant of Liens granted, conveyed or otherwise established (or to be granted, conveyed or otherwise established) by or under this Agreement or the other Loan Documents, as applicable, and (b) otherwise necessary to the operation of its business, except in each case for (x) such matters which have been previously obtained, and (y) such filings to be made concurrently herewith or promptly following the Effective Date as are required by the Collateral Documents to perfect Liens in favor of the Agent. All such material authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations which have previously been obtained or made, as the case may be, are in full force and effect and, to the Knowledge of all Responsible

Officers (or any one of them) of Borrower, are not the subject of any attack or threatened attack (in each case in any material respect) by appeal or direct proceeding or otherwise.
11.Agreements Affecting Financial Condition
. No Credit Party is party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect.
12.No Investment Company or Margin Stock
. No Credit Party is an “investment company” within the meaning of the Investment Company Act of 1940, as amended. No Credit Party is engaged principally, or as one of its important activities, directly or indirectly, in the business of extending credit for the purpose of purchasing or carrying margin stock. None of the proceeds of any of the Advances will be used by any Credit Party to purchase or carry margin stock. Terms for which meanings are provided in Regulation U of the Board of Governors of the Federal Reserve System or any regulations substituted therefore, as from time to time in effect, are used in this paragraph with such meanings.
13.ERISA
. No Credit Party maintains or contributes to any Pension Plan subject to Title IV of ERISA. There is no accumulated funding deficiency within the meaning of Section 412 of the Internal Revenue Code or Section 302 of ERISA, or any outstanding liability with respect to any Pension Plans owed to the PBGC other than future premiums due and owing pursuant to Section 4007 of ERISA, and no “reportable event” as defined in Section 4043(c) of ERISA has occurred with respect to any Pension Plan other than an event for which the notice requirement has been waived by the PBGC. None of the Credit Parties has engaged in a prohibited transaction with respect to any Pension Plan, other than a prohibited transaction for which an exemption is available and has been obtained, which could subject such Credit Parties to a material tax or penalty imposed by Section 4975 of the Internal Revenue Code or Section 502(i) of ERISA. Each Pension Plan is being maintained and funded in accordance with its terms and is in material compliance with the requirements of the Internal Revenue Code and ERISA. No Credit Party has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to have resulted in any Withdrawal Liability and, except as notified to Agent in writing following the Effective Date, no such Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA) or insolvent (within the meaning of Section 4245 of ERISA).
14.Conditions Affecting Business or Properties
. Neither the respective businesses nor the properties of any Credit Party is affected by any fire, explosion, accident, strike, lockout or other dispute, drought, storm, hail, earthquake, embargo, Act of God, or other casualty (except to the extent such event is covered by insurance sufficient to ensure that upon application of the proceeds thereof, no Material Adverse Effect could reasonably be expected to occur) which could reasonably be expected to have a Material Adverse Effect.
15.Environmental and Safety Matters
.

(a)	All facilities and property owned or leased by the Credit Parties are in compliance with all Hazardous Material Laws;

(b)	to the Knowledge of all Responsible Officers (or any one of them) of Borrower, there have been no unresolved and outstanding past, and there are no pending or threatened:

(i)	claims, complaints, notices or requests for information received by any Credit Party with respect to any alleged violation of any Hazardous Material Law, or

(ii)	written complaints, notices or inquiries to any Credit Party regarding potential liability of any Credit Parties under any Hazardous Material Law; and

(c)
to the Knowledge of all Responsible Officers (or any one of them) of Borrower, no conditions exist at, on or under any property now or previously owned or leased by any Credit Party which, with the passage of time, or the giving of notice or both, are reasonably likely to give rise to liability under any Hazardous Material Law or create a significant adverse effect on the value of the property.

16.Subsidiaries
. Except as set forth on Schedule 4.16, no Credit Party has any Subsidiaries.
17.Approved Lender
. Borrower is (i) an FNMA and FHLMC approved seller/servicer, (ii) a HUD direct endorsement lender, and (iii) an FHA/VA approved lender, in each case, in good standing.
18.Franchises, Patents, Copyrights, Tradenames, etc
. The Credit Parties possess all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their business substantially as now conducted without known conflict with any rights of others. Schedule 4.18 contains a true and accurate list of all prior names used by any Credit Party during the five-year period ending as of the Effective Date.
19.Capital Structure
. Schedule 4.19 attached hereto sets forth all issued and outstanding Equity Interests of each Credit Party, including the number of authorized, issued and outstanding Equity Interests of each Credit Party, the par value of such Equity Interests and the holders of such Equity Interests, all on and as of the Effective Date. All issued and outstanding Equity Interests of each Credit Party are duly authorized and validly issued, fully paid, nonassessable, free and clear of all Liens (except as set forth on Schedule 4.19) and such Equity Interests were issued in compliance with all applicable state, federal and foreign laws concerning the issuance of securities. Except as disclosed on Schedule 4.19, there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Credit Party, of any Equity Interests of any Credit Party.
20.Accuracy of Information
. (a) The audited financial statements for the Fiscal Year ended December 31, 2010, furnished to Agent and the Lenders prior to the Effective Date fairly present in all material respects the financial condition of the Borrower and its Subsidiaries and the results of their operations for the periods covered thereby, and have been prepared in accordance with GAAP. The projections and the other pro forma financial information delivered to the Agent prior to the Effective Date are based upon good faith estimates and assumptions believed by management of the Borrower to be accurate and reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein.
(a)From December 31, 2010, there has been no material adverse change in the business, operations, condition or property of the Credit Parties, taken as a whole.
(b)To the Knowledge of all Responsible Officers (or any one of them) of Borrower, as of the Effective Date, (i) except as set forth on Schedule 4.20, the Credit Parties do not have any material contingent obligations (including any liability for taxes) not disclosed or reserved against and (ii) there are no unrealized or anticipated losses from any present Contractual Obligations of the Credit Parties which, in the case of subsections (i) and (ii), such contingent obligations and losses in the aggregate could reasonably be expected to have a Material Adverse Effect.

21.Solvency . After giving effect to the consummation of the transactions contemplated by this Agreement and other Loan Documents, each Credit Party will be solvent, able to pay its indebtedness as it matures and will have capital sufficient to carry on its businesses and all business in which it is about to engage. This Agreement is being executed and delivered by the Borrower to Agent and the Lenders in good faith and in exchange for fair, equivalent consideration. The Credit Parties do not intend to nor does management of the Credit Parties believe the Credit Parties will incur debts beyond their ability to pay as they mature. The Credit Parties do not contemplate filing a petition in bankruptcy or for an arrangement or reorganization under the Bankruptcy Code or any similar law of any jurisdiction now or hereafter in effect relating to any Credit Party, nor do the Responsible Officers (or any one of them) of Borrower have any Knowledge of any threatened bankruptcy or insolvency proceedings against a Credit Party.
22.Employee Matters
. There are no strikes, slowdowns, work stoppages, unfair labor practice complaints, grievances, arbitration proceedings or controversies pending or, to the Knowledge of all Responsible Officers (or any one of them) of Borrower, threatened against any Credit Party by any employees of any Credit Party, other than non-material employee grievances or controversies arising in the ordinary course of business. There are no union contracts or agreements to which any Credit Party is party as of the Effective Date.
23.No Misrepresentation
. Neither this Agreement nor any other Loan Document, certificate, information or report furnished or to be furnished by or on behalf of a Credit Party to Agent or any Lender in connection with any of the transactions contemplated hereby or thereby, contains a misstatement of material fact, or omits to state a material fact required to be stated in order to make the statements contained herein or therein, taken as a whole, not misleading in the light of the circumstances under which such statements were made. There is no fact, other than information known to the public generally, that, to the Knowledge of all Responsible Officers (or any one of them) of Borrower, could reasonably be expected to have a Material Adverse Effect that has not expressly been disclosed to Agent in writing.
24.Corporate Documents and Corporate Existence
. As to each Credit Party, (a) it is an organization as described on Schedule 1.2 hereto and has provided the Agent and the Lenders with complete and correct copies of its articles of incorporation, by-laws and all other applicable charter and other organizational documents, and, if applicable, a good standing certificate and (b) its correct legal name, business address, type of organization and jurisdiction of organization, tax identification number and other relevant identification numbers are set forth on Schedule 1.2 hereto.

5.	AFFIRMATIVE COVENANTS.
Borrower covenants and agrees, so long as any Lender has any commitment to extend credit hereunder, or any of the Indebtedness remains outstanding and unpaid, that it will, and, as applicable, it will cause each of the Subsidiary Guarantors to:
1.Financial Statements
. Furnish to the Agent, in form and detail satisfactory to Agent, with sufficient copies for each Lender, the following documents:

(a)
(i) as soon as available, but in any event within ninety (90) days after the end of each Fiscal Year, a copy of the audited Consolidated and unaudited Consolidating financial statements of the Borrower and its Consolidated Subsidiaries as at the end of such Fiscal Year and the related audited Consolidated and unaudited Consolidating statements of income, stockholders equity, and cash flows of the Borrower and its Consolidated Subsidiaries for such Fiscal Year or partial Fiscal Year and underlying assumptions, setting forth in each case in comparative form the figures for the previous

Fiscal Year, certified as being fairly stated in all material respects by an independent certified public accounting firm reasonably satisfactory to the Agent; and

(b)
as soon as available, but in any event within thirty (30) days after the end of each fiscal quarter (unless such fiscal quarter end is also the end of a Fiscal Year), commencing with the first fiscal quarter end after the Effective Date, Borrower prepared unaudited Consolidated and Consolidating balance sheets of the Borrower and its Consolidated Subsidiaries as at the end of such quarter and the related unaudited statements of income, stockholders equity and cash flows of the Borrower and its Consolidated Subsidiaries for the portion of the Fiscal Year through the end of such fiscal quarter, setting forth in each case in comparative form (i) the figures for the corresponding periods in the previous year and (ii) the figures for the relevant period set forth in the projections delivered for such year pursuant to Section 5.2(e), and certified by a Responsible Officer of the Borrower as being fairly stated in all material respects;

all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP throughout the periods reflected therein and with prior periods (except as approved by a Responsible Officer and disclosed therein), provided however that the financial statements delivered pursuant to clause (b) hereof will not be required to include footnotes and will be subject to change from audit and year-end adjustments.
2.Certificates; Other Information
. Furnish to the Agent, in form and detail acceptable to Agent, with sufficient copies for each Lender, the following documents:

(a)
Concurrently with the delivery of the financial statements described in Sections 5.1(a) for each fiscal year end, and 5.1(b) for each quarter end, a Covenant Compliance Report (or, in the case of the Borrower prepared financial statements for the last fiscal quarter of each fiscal year, a draft Covenant Compliance Report) duly executed by a Responsible Officer of Borrower;

(b)	[Reserved];

(c)
As of the last day of each quarter or more frequently as reasonably requested by the Agent or the Majority Lenders, a mortgage pipeline and hedge position report in form and substance satisfactory to Agent;

(d)	As soon as available, but in any event no later than thirty (30) days after and as of the end of each quarter, a loan closing detail report in form and detail satisfactory to Agent;

(e)	As soon as available, and in any event on the last day of each quarter, a secondary marketing report;

(f)
Within fifteen (15) days after receipt of each agency audit, including audits of HUD, FNMA, FHLMC and any other investors, a copy of such agency audit, and copies of Borrower's responses within fifteen (15) days of filing or submission;

(g)
Promptly upon receipt thereof, copies of all significant reports submitted by the Credit Parties' firm(s) of certified public accountants in connection with each annual, interim or special audit or review of any type of the financial statements or related internal control systems of the Credit Parties made by such accountants, including any comment letter submitted by such accountants to management in connection with their services;

(h)
Any financial reports, statements, press releases, other material information or written notices delivered to the holders of the Subordinated Debt pursuant to any applicable Subordinated Debt Documents (to the extent not otherwise required hereunder), as and when delivered to such Persons;

(i)	Within thirty (30) days after the end of each quarter, a mortgage repurchase and indemnification request report in the form attached hereto as Exhibit H;

(j)
Any additional information as required by any Loan Document, and such additional schedules, certificates and reports respecting all or any of the Collateral, the items or amounts received by the Credit Parties in full or partial payment thereof, and any goods (the sale or lease of which shall have given rise to any of the Collateral) possession of which has been obtained by the Credit Parties, all to such extent as Agent may reasonably request from time to time, any such schedule, certificate or report to be certified as true and correct in all material respects by a Responsible Officer of the applicable Credit Party and shall be in such form and detail as Agent may reasonably specify; and

(k)	Such additional financial and/or other information as Agent or any Lender may from time to time reasonably request, promptly following such request.
3.Payment of Obligations
. Pay, discharge or otherwise satisfy, before they become delinquent, all of its material obligations of whatever nature, including without limitation all assessments, governmental charges, claims for labor, supplies, rent or other obligations, except where the amount or validity thereof is currently being appropriately contested in good faith and reserves in conformity with GAAP with respect thereto have been provided on the books of the Credit Parties.
4.Conduct of Business and Maintenance of Existence; Compliance with Laws.
(a)Continue to engage in their respective business and operations substantially as conducted immediately prior to the Effective Date;
(b)Preserve, renew and keep in full force and effect its existence and maintain its qualifications to do business in each jurisdiction where such qualifications are necessary for its operations, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect or as otherwise permitted pursuant to Section 6.4;
(c)Take such actions or cause to be done all things necessary to preserve and keep in full force and effect Borrower's corporate or limited partnership existence, rights, franchises, licenses and approvals, including without limitation, its status as an FNMA approved seller/servicer, a HUD direct endorsement lender, and an FHA/VA approved lender, in each case, in good standing; comply with all applicable laws; continue to conduct and operate its business substantially as conducted and operated during the present and preceding calendar year; at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property and keep the same in good repair, working order and condition; and from time to time make, or cause to be made, all needed and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times;
(d)Comply with all Contractual Obligations and Requirements of Law, except to the extent that failure to comply therewith could not, either singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; and
(e)(i) Continue to be a Person whose property or interests in property is not blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the “Order”), (ii) not engage in the transactions prohibited by Section 2 of that Order or become associated with Persons such that a violation of Section 2 of the Order would arise, and (iii) not become a Person on the list of Specially Designated National and Blocked Persons, or (iv) otherwise not become subject to the limitation of any OFAC regulation or executive order.
5.Maintenance of Property; Insurance
. Keep its insurable properties (including, without limitation, any Collateral at any time securing all or any part of the Indebtedness) adequately insured and maintain (i) insurance against fire and other risks customarily insured against under a “broad form property coverage” policy and such additional risks customarily insured against by companies engaged in the same or a similar business to that of Borrower, (ii) necessary workers' compensation insurance, (iii) public liability and product liability insurance, and (iv) such other insurance as may be required by law or as may be reasonably required in writing by Agent, all of which insurance shall be in such amounts, contain such terms, be in such form, be for such purposes, prepaid for such time periods, and written by such companies as may be satisfactory to Agent. Borrower will promptly deliver to Agent, at Agent's request, evidence satisfactory to Agent that such insurance has been so procured. If Borrower fails to maintain satisfactory insurance as herein provided, Agent shall have the option (but not the obligation) to do so, and Borrower agrees to repay the Lenders, upon demand, with interest at the highest rate of interest applicable to any of the Indebtedness, all amounts so expended by Lenders. Borrower hereby appoints Agent, or any employee or agent of Agent, as Borrower's attorney-in-fact, which appointment is coupled with an interest and irrevocable, and authorizes Agent, or any employee or agent of Agent, on behalf of such Borrower, exercisable after the occurrence and during the continuance of an Event of Default, to adjust and compromise any loss under any insurance constituting or pertaining to the Collateral, including without limitation, any insurance obtained by Agent under the preceding sentence, and to endorse any check or draft payable to Borrower in connection with returned or unearned premiums on said insurance or the proceeds of said insurance, and any amount so collected may be applied toward satisfaction of the Indebtedness; provided, however, that Agent shall not be required hereunder so to act.
6.Inspection of Property; Books and Records, Discussions
. Permit Agent and each Lender, through their authorized attorneys, accountants and representatives (a) at all reasonable times during normal business hours, upon the request of Agent or such Lender, to examine each Credit Party's books, accounts, records, ledgers and assets and properties; (b) from time to time, during normal business hours, upon the request of the Agent, to conduct full or partial collateral audits of the Collateral, such audits and appraisals to be completed by an appraiser as may be selected by Agent and consented to by Borrower (such consent not to be unreasonably withheld), with all reasonable costs and expenses of such audits to be reimbursed by the Credit Parties, provided that, absent the occurrence and continuance of an Event of Default, the Credit Parties shall not be obligated to reimburse for more than one such audit and one such appraisal per fiscal year; (c) during normal business hours and at their own risk, to enter onto the real property owned or leased by any Credit Party to conduct inspections, investigations or other reviews of such real property; and (d) at reasonable times during normal business hours and at reasonable intervals, to visit all of the Credit Parties' offices, discuss each Credit Party's respective financial matters with their respective officers, as applicable, and, by this provision, Borrower authorizes, and will cause each of their respective Subsidiaries to authorize, its independent certified or chartered public accountants to discuss the finances and affairs of any Credit Party and examine any of such Credit Party's books, reports or records held by such accountants.
7.Notices
. Promptly give written notice to the Agent of:

(a)	the occurrence of any Default or Event of Default of which any Credit Party has Knowledge;

(b)
any (i) litigation or proceeding existing at any time between any Credit Party and any governmental authority or other third party, or any investigation of any Credit Party conducted by any governmental authority, in each case of which any Responsible Officers of any Credit Party has Knowledge which in any case if adversely determined would have a Material Adverse Effect or (ii) any material adverse change in the financial condition of any Credit Party since the date of the last audited financial statements delivered pursuant to Section 5.1(a) hereof, in each case of which any Responsible Officers of any Credit Party has Knowledge;

(c)
the occurrence of any event which any Credit Party believes could reasonably be expected to have a Material Adverse Effect, promptly after concluding that such event could reasonably be expected to have such a Material Adverse Effect;

(d)
the taking by the Internal Revenue Service or any foreign taxing jurisdiction of a written tax position (or any such tax position taken by any Credit Party in a filing with the Internal Revenue Service or any foreign taxing jurisdiction) of which any Responsible Officer of any Credit Party has Knowledge which could reasonably be expected to have a Material Adverse Effect, setting forth the details of such position and the financial impact thereof;

(e)
(i) all jurisdictions in which any Credit Party proposes to become qualified after the Effective Date to transact business, (ii) the acquisition or creation of any new Subsidiaries, (iii) any material change after the Effective Date in the authorized and issued Equity Interests of any Credit Party or any other material amendment to any Credit Party's charter, by-laws or other organizational documents, such notice, in each case, to identify the applicable jurisdictions, capital structures or amendments as applicable, provided that such notice shall be given not less than ten (10) Business Days prior to the proposed effectiveness of such changes, acquisition or creation, as the case may be (or such shorter period to which Agent may consent);

(f)
not less than fifteen (15) Business Days (or such other shorter period to which Agent may agree) prior to the proposed effective date thereof, any proposed material amendments, restatements or other modifications to any Subordinated Debt Documents; and

(g)
any default or event of default by any Person under any Subordinated Debt Document, concurrently with delivery or promptly after receipt (as the case may be) of any notice of default or event of default under the applicable document, as the case may be.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of Borrower setting forth details of the occurrence referred to therein and, in the case of notices referred to in clauses (a), (b), (c), (d) and (g) hereof stating what action the applicable Credit Party has taken or proposes to take with respect thereto.
8.Hazardous Material Laws
.
(a)Use and operate all of its facilities and properties in material compliance with all applicable Hazardous Material Laws, keep all material required permits, approvals, certificates, licenses and other authorizations required under such Hazardous Material Laws in effect and remain in compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Hazardous Material Laws;
(b)(i) Promptly notify Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries received by any Credit Party relating to its facilities and properties or compliance with Hazardous Material Laws which, if adversely determined, could reasonably be expected to have a Material Adverse Effect and (ii) promptly cure and have dismissed with prejudice to the reasonable satisfaction of Agent and the Majority Lenders any material actions and proceedings relating to compliance with Hazardous Material Laws to which any Credit Party is named a party, other than such actions or proceedings being contested in good faith and with the establishment of reasonable reserves;
(c)To the extent necessary to comply in all material respects with Hazardous Material Laws, remediate or monitor contamination arising from a release or disposal of Hazardous Material, which solely,

or together with other releases or disposals of Hazardous Materials could reasonably be expected to have a Material Adverse Effect;
(d)Provide such information and certifications which Agent or any Lender may reasonably request from time to time to evidence compliance with this Section 5.8.
9.Financial Covenants.
(a)Maintain at all times Tangible Net Worth of not less than $10,000,000.
(b)Maintain at all times Liquidity of not less than $5,000,000.
(c)Maintain at all times a Debt to Tangible Net Worth Ratio of not more than 10:1.
(d)Maintain, as of the end of each calendar month, for the twelve months then ending, Adjusted Net Income of not less than $1.00.
10.Governmental and Other Approvals
. Apply for, obtain and/or maintain in effect, as applicable, all authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations (whether with any court, governmental agency, regulatory authority, securities exchange or otherwise) which are necessary or reasonably requested by Agent in connection with the execution, delivery and performance by any Credit Party of, as applicable, this Agreement, the other Loan Documents, the Subordinated Debt Documents, or any other documents or instruments to be executed and/or delivered by any Credit Party, as applicable in connection therewith or herewith, except where the failure to so apply for, obtain or maintain could not reasonably be expected to have a Material Adverse Effect.
11.Compliance with ERISA; ERISA Notices
. (a) Comply in all material respects with all material requirements imposed by ERISA and the Internal Revenue Code, including, but not limited to, the minimum funding requirements for any Pension Plan, except to the extent that any noncompliance could not reasonably be expected to have a Material Adverse Effect.
(a)Promptly notify Agent upon the occurrence of any of the following events in writing: (i) the termination, other than a standard termination, as defined in ERISA, of any Pension Plan subject to Subtitle C of Title IV of ERISA by any Credit Party; (ii) the appointment of a trustee by a United States District Court to administer any Pension Plan subject to Title IV of ERISA; (iii) the commencement by the PBGC, of any proceeding to terminate any Pension Plan subject to Title IV of ERISA; (iv) the failure of any Credit Party to make any payment in respect of any Pension Plan required under Section 412 of the Internal Revenue Code or Section 302 of ERISA; (v) the withdrawal of any Credit Party from any Multiemployer Plan if any Credit Party reasonably believes that such withdrawal would give rise to the imposition of Withdrawal Liability with respect thereto; or (vi) the occurrence of (x) a “reportable event” which is required to be reported by a Credit Party under Section 4043 of ERISA other than any event for which the reporting requirement has been waived by the PBGC or (y) a “prohibited transaction” as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code other than a transaction for which a statutory exemption is available or an administrative exemption has been obtained.
12.Defense of Collateral
. Defend the Collateral from any Liens other than Liens permitted by Section 6.2.
13.Future Subsidiaries.
Cause each new, existing or hereafter created or acquired Domestic Subsidiary that Borrower elects to designate as a Subsidiary Guarantor to execute and deliver to Agent, for and on behalf of each of the Lenders (unless waived by Agent), within thirty (30) days after the date Borrower notifies Agent of Borrower's election to so designate such Domestic Subsidiary (or such longer time period as Agent may determine), a Subsidiary Guaranty in form reasonably satisfactory to Agent, in its sole discretion, together with such supporting documentation, including without limitation corporate authority items, certificates and opinions of counsel, as reasonably required by Agent.
14.Accounts
. Maintain the Advance Account, Cash Collateral Account and the General Account with Agent.
15.Use of Proceeds
. Use all Advances of the Revolving Credit as set forth in Section 2.10 hereof. Borrower shall not use any portion of the proceeds of any such advances for the purpose of purchasing or carrying any “margin stock” (as defined in Regulation U of the Board of Governors of the Federal Reserve System) in any manner which violates the provisions of Regulation T, U or X of said Board of Governors or for any other purpose in violation of any applicable statute or regulation.
16.Mortgage Loans; Hedge Agreements.

(a)	Enforce payment and collection, at Borrower's expense, of all Pledged Mortgage Loans;

(b)	make appropriate notations on its books of all assignments and pledges of Mortgage Loans to Agent in connection herewith;

(c)
promptly notify Agent of any default under any such Mortgage Loan, or of the cancellation, revocation or termination of any Take-Out Commitment related thereto or of the refusal by an investor to purchase any such Mortgage Loan;

(d)	comply with and maintain in full force and effect all Take-Out Commitments with respect to such Mortgage Loans and subject to no liens, assignments or other interests (other than to Agent); and

(e)	with respect to all Pledged Mortgage Loans not covered by a Best Efforts Commitment, maintain at all times a Hedge Agreement with respect thereto acceptable to Agent.
17.MERS System
. The Agent, Lenders and the Borrower hereby confirm the appointment of Comerica Bank as collateral agent with respect to MERS Loans. During any time during which Borrower is using the MERS System, Borrower shall (a) at all times, maintain its status as a MERS Member, (b) at all times, employ officers who have the authority, pursuant to a corporate resolution from MERS, to execute assignments of mortgage in the name of MERS in the event deregistration from the MERS System is necessary or desirable, (c) at all times remain in full compliance with all terms and conditions of membership in MERS, including the MERSCORP, Inc. “Rules of Membership” most recently promulgated by MERSCORP, Inc., the “MERS Procedures Manual” most recently promulgated by MERS, and any and all other guidelines or requirements set forth by MERS or MERSCORP, as each of the foregoing may be modified from time to time, including, but in no way limited to compliance with guidelines and procedures set forth with respect to technological capabilities, drafting and recordation of mortgages, registration of mortgages on the MERS System, including registration of the interest of the Agent in such mortgages and membership requirements, (d) promptly, upon the request of the Agent, execute and deliver to the Agent an assignment of mortgage, in blank, with respect to any MERS Mortgage that the Agent determines shall be removed from the MERS System, (e) at all times maintain the Electronic Tracking Agreement in full force and effect, (f) promptly provide to Agent a copy of any notice received from MERS or MERSCORP pursuant to Section 4(a) of Borrower's Electronic Tracking Agreement, and (g) as soon as practical but in any event not later than seven (7) business days after any MERS Mortgage is funded from an advance of the Revolving Credit, cause Agent (by its OrgID 1005205) to be designated as the “Warehouse/Gestation Lender” in the Associated Member category for such MERS Mortgage on the Registration Details Screen of the MERS System (and any MERS Mortgage not so designated within said period shall automatically cease to be an Eligible Mortgage Loan, anything in this Agreement to the contrary notwithstanding). Borrower shall not de-register or attempt to de-register any Pledged Mortgage

Loan from the MERS System unless Borrower has complied with the requirements set forth in the Electronic Tracking Agreement and the requirements hereof and the other Loan Documents relating to a release of a Pledged Mortgage Loan. Borrower shall indemnify, defend (using counsel selected by Agent) and hold harmless Agent and the other Lenders, its employees, agents, shareholders, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limit, attorney fees) of whatever kind (excluding, however, any such claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses to the extent arising as a result of the gross negligence or willful misconduct of Agent, the other Lenders or any of their respective Affiliates) (collectively, “Losses”) arising out of or related to (i) Borrower's failure to comply with or breach of the provisions of this paragraph or the Electronic Tracking Agreement, or (ii) the use by Borrower and Agent of the MERS System in connection with Mortgage Loans under or in connection with this Agreement.
18.Further Assurances and Information
. (a) Take such actions as the Agent or Majority Lenders may from time to time reasonably request to establish and maintain first priority perfected security interests in and Liens on all of the Collateral, subject only to those Liens permitted under Section 6.2 hereof, including executing and delivering such additional pledges, assignments, mortgages, lien instruments or other security instruments covering any or all of the Credit Parties' assets as Agent may reasonably require, such documentation to be in form and substance reasonably acceptable to Agent, and prepared at the expense of the Borrower.
(a)Execute and deliver or cause to be executed and delivered to Agent within a reasonable time following Agent's request, and at the expense of the Borrower, such other documents or instruments as Agent may reasonably require to effectuate more fully the purposes of this Agreement or the other Loan Documents.
(b)Provide the Agent and the Lenders with any other information required by Section 326 of the USA Patriot Act or necessary for the Agent and the Lenders to verify the identity of any Credit Party as required by Section 326 of the USA Patriot Act.
19.Intercreditor Agreement. Borrower shall use commercially reasonable efforts to cause Bank of America, N.A. to execute and deliver to Agent an intercreditor agreement, in form and substance satisfactory to Agent (“Intercreditor Agreement”).

6.	NEGATIVE COVENANTS.
Borrower covenants and agrees that, so long as any Lender has any commitment to extend credit hereunder, or any of the Indebtedness remains outstanding and unpaid, it will not, and, as applicable, it will not permit any of the Subsidiary Guarantors to:
1.Limitation on Funded Debt
. Create, incur, assume or suffer to exist any Funded Debt, except:

(a)	The Indebtedness;

(b)
any Funded Debt of Borrower or any Subsidiary incurred to finance the acquisition of fixed or capital assets, all of such Funded Debt existing on the Effective Date being set forth in Schedule 6.1 attached hereto, whether pursuant to a loan or a Capitalized Lease provided that both at the time of and immediately after giving effect to the incurrence or renewal thereof (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the aggregate amount of all such Funded Debt at any one time outstanding (including, without limitation, any Funded Debt of the type described in this clause (b) which is set forth on Schedule 6.1 hereof) shall not exceed $500,000, and any renewals or refinancings of such Funded Debt on terms substantially the same or better than those in effect at the time of the original incurrence of such Funded Debt;

(c)	Subordinated Debt;

(d)	Funded Debt owing to a Person that is a Credit Party, but only to the extent permitted under Section 6.7 hereof;

(e)
Funded Debt constituting other mortgage warehouse lines of credit and mortgage loan purchase facilities from time to time obtained by Borrower (“Other Warehouse Lines”), all of such Other Warehouse Lines existing on the Effective Date being set forth in Schedule 6.1 attached hereto, provided that both at the time of and immediately after giving effect to the incurrence or renewal thereof (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the aggregate principal amount of all such Funded Debt (such amounts to include the aggregate commitments applicable to such Funded Debt) at any one time outstanding plus the Revolving Credit Aggregate Commitment hereunder, shall not exceed $75,000,000;

(f)	Guarantee Obligations under the 2012 Notes Indenture;

(g)
other Funded Debt existing on the Effective Date which is otherwise not expressly provided for in this Section 6.1, all of which is set forth in Schedule 6.1 attached hereto and any renewals or refinancing of such Funded Debt, provided that (i) the aggregate principal amount of such renewed or refinanced Funded Debt shall not exceed the aggregate principal amount of such Funded Debt outstanding on the Effective Date, (ii) the renewal or refinancing of such Funded Debt shall be on substantially the same or no less favorable terms to Borrower as in effect on the Effective Date, and shall otherwise be in compliance with this Agreement, and (iii) at the time of such renewal or refinancing no Default or Event of Default has occurred and is continuing or would result from the renewal or refinancing of such Funded Debt;

(h)	any other Funded Debt which is otherwise not expressly provided for in this Section 6.1 in an aggregate principal amount outstanding from time to time not to exceed $5,000,000.
2.Limitation on Liens
. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

(a)	Permitted Liens;

(b)
Liens securing Debt permitted by Section 6.1(b), provided that (i) such Liens are created upon fixed or capital assets acquired by the applicable Credit Party after the date of this Agreement (including without limitation by virtue of a loan or a Capitalized Lease), (ii) any such Lien is created solely for the purpose of securing indebtedness representing or incurred to finance the cost of the acquisition of the item of property subject thereto, (iii) the principal amount of the Debt secured by any such Lien shall at no time exceed 100% of the sum of the purchase price or cost of the applicable property, equipment or improvements and the related costs and charges imposed by the vendors thereof and (iv) the Lien does not cover any property other than the fixed or capital asset acquired;

(c)	Liens in favor of the Agent created pursuant to the Loan Documents;

(d)	Liens on Mortgage Loans of Borrower, other than the Collateral, to secure Other Warehouse Lines permitted under Section 6.1(e);

(e)
Liens, existing on the Effective Date and set forth on Schedule 6.2 and renewals, refinancings and extensions thereof on substantially the same or no less favorable terms to the Borrower as in effect on the Effective Date and otherwise in compliance with this Agreement; and

(f)	any other Liens (other than with respect to Collateral) which are not otherwise expressly provided for in this Section 6.2 to secure Funded Debt permitted under Section 6.1(h) in an aggregate principal amount outstanding from time to time not to exceed $5,000,000.
3.Acquisitions
. Except for acquisitions permitted under Section 6.7 and Permitted Acquisitions, enter into any Acquisition without the prior written consent of the Required Lenders.
4.Limitation on Mergers, Dissolution or Sale of Assets
. Enter into any merger or consolidation or convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets, whether now owned or hereafter acquired or liquidate, wind up or dissolve, except:

(a)	Sales of Mortgage Loans (not constituting Collateral) in the ordinary course of business;

(b)	obsolete, damaged, uneconomic or worn out machinery, parts or equipment, or machinery, parts or equipment no longer used or useful in the conduct of the applicable Credit Party's business;

(c)
mergers or consolidations of any Subsidiary of Borrower with or into Borrower or any Subsidiary Guarantor so long as the Borrower or such Subsidiary Guarantor shall be the continuing or surviving entity; provided that at the time of each such merger or consolidation, both before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or result from such merger or consolidation;

(d)
any Subsidiary of Borrower may liquidate or dissolve into Borrower or a Subsidiary Guarantor if Borrower determines in good faith that such liquidation or dissolution is in the best interests of Borrower, so long as no Default or Event of Default has occurred and is continuing or would result therefrom;

(e)
sales or transfers, including without limitation upon voluntary liquidation from any Credit Party to Borrower or a Subsidiary Guarantor, provided that the applicable Borrower or Subsidiary Guarantor takes such actions as Agent may reasonably request to ensure the perfection and priority of the Liens in favor of the Lenders over such transferred assets;

(f)	sales of Mortgage Loans that constitute Collateral to Approved Investors, to the extent permitted and subject to the terms under the Security Agreement;

(g)	the sale or disposition of Permitted Investments and other cash equivalents in the ordinary course of business;

(h)	dispositions of owned or leased vehicles in the ordinary course of business and

(i)
so long as no Default or Event of Default has occurred and is continuing or would result therefrom, any sale or disposition of assets (not constituting Collateral) which are otherwise not expressly provided for in this Section 6.4, as to which the consideration received is cash or cash equivalents and the sales price is at least equal to the fair market value of the assets sold and does not exceed $2,000,000 for each such sale or disposition or series of related sales or dispositions.

The Lenders hereby consent and agree to the release by Agent of any and all Liens on the property sold or otherwise disposed of in compliance with this Section 6.4.
5.Restricted Payments
. Declare or make any distributions, dividend, payment or other distribution of assets, properties, cash, rights, obligations or securities (collectively, “Distributions”) on account of any of its Equity Interests, as applicable, or purchase, redeem or otherwise acquire for value any of its Equity Interests, as applicable, or any warrants, rights or options to acquire any of its Equity Interests, now or hereafter outstanding (collectively, “Purchases”), except that:

(a)	each Credit Party may pay cash Distributions to the Borrower;

(b)
each Credit Party may declare and make Distributions payable in the Equity Interests of such Credit Party, provided that the issuance of such Equity Interests does not otherwise violate the terms of this Agreement and no Default or Event of Default has occurred and is continuing at the time of making such Distribution or would result from the making of such Distribution; and

(c)
Borrower may pay cash Distributions to its shareholders, so long as, both before and after giving effect to such cash Distributions, no Default or Event of Default has occurred and is continuing or would result therefrom.

6.Reserved
.
7.Limitation on Investments, Loans and Advances
. Make or allow to remain outstanding any Investment (whether such investment shall be of the character of investment in shares of stock, evidences of indebtedness or other securities or otherwise) in, or any loans or advances to, any Person other than:

(a)	Permitted Investments;

(b)	sales on open account in the ordinary course of business;

(c)	Investments in respect of Hedge Agreements provided that such transaction is entered into for risk management purposes and not for speculative purposes;

(d)	Investments in Mortgage Loans in the ordinary course of business;

(e)	so long as no Default or Event of Default has occurred and is continuing or would result therefrom, joint ventures with financial institutions to facilitate the origination and sale of Mortgage Loans;

(f)
(i) intercompany loans or advances made by any Credit Party to or in Borrower or any Subsidiary Guarantor; and (ii) intercompany loans or advances made by any Credit Party to or in any Non-Guarantor Subsidiary;

(g)	Investments in Subsidiaries (not otherwise expressly provided for in this Section 6.7);

(h)	Investments existing on the Effective Date which are otherwise not expressly provided for in this Section 6.7 and listed on Schedule 6.7 hereof;

(i)	Permitted Acquisitions; and

(j)
so long as no Default or Event of Default has occurred and is continuing or would result therefrom, Investments not otherwise expressly provided for in this Section 6.7 which are made in the ordinary course of business in an aggregate unpaid principal amount not to exceed $5,000,000 at any one time.

In valuing any Investments for the purpose of applying the limitations set forth in this Section 6.7 (except as otherwise expressly provided herein), such Investment shall be taken at the original cost thereof, without allowance for any subsequent write-offs or appreciation or depreciation, but less any amount repaid or recovered on account of capital or principal.
8.Transactions with Affiliates
. Except as set forth in Schedule 6.8, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliates of the Credit Parties except: (a) transactions with Affiliates that are the Borrower or Subsidiary Guarantors; (b) transactions otherwise permitted under this Agreement; and (c) transactions in the ordinary course of a Credit Party's business and upon fair and reasonable terms no less favorable to such Credit Party than it would obtain in a comparable arms length transaction from unrelated third parties.
9.Limitations on Other Restrictions
. Except for this Agreement or any other Loan Document, enter into any agreement, document or instrument which would (i) restrict the ability of any Subsidiary of the Borrower to pay or make dividends or distributions in cash or kind to Borrower or any Subsidiary Guarantor, to make loans, advances or other payments of whatever nature to any Credit Party, or to make transfers or distributions of all or any part of its assets to any Credit Party; or (ii) restrict or prevent any Credit Party from granting Agent on behalf of Lenders Liens upon, security interests in and pledges of their respective assets, except to the extent such restrictions exist in documents creating Liens permitted by Section 7.2(b) hereunder.
10.Prepayment of Debt
. Make any prepayment (whether optional or mandatory), repurchase, redemption, defeasance or any other payment in respect of any Subordinated Debt, except to the extent permitted under the applicable Subordinated Debt Documents and, if one exists, the applicable Subordination Agreement.
11.Amendment of Subordinated Debt Documents
. Amend, modify or otherwise alter (or suffer to be amended, modified or altered) the Subordinated Debt Documents except as permitted in the applicable Subordinated Debt Documents and Subordination Agreements, or if no such restrictions exist in the applicable Subordinated Debt Documents or Subordination Agreements, without the prior written consent of the Agent.
12.Modification of Certain Agreements
. Make, permit or consent to any amendment or other modification to the constitutional documents of any Credit Party except to the extent that any such amendment or modification (i) does not violate the terms and conditions of this Agreement or any of the other Loan Documents, (ii) does not materially adversely affect the interest of the Lenders as creditors and/or secured parties under any Loan Document and (iii) could not reasonably be expected to have a Material Adverse Effect.
13.Fiscal Year
. Permit the Fiscal Year of any Credit Party to end on a day other than December 31.
14.Gestation Repurchase Agreements
. Enter into any gestation repurchase or similar agreements binding on the Borrower.

7.	DEFAULTS.
1.Events of Default
. The occurrence of any of the following events shall constitute an Event of Default hereunder:

(a)
non-payment when due of (i) the principal on the Indebtedness under the Revolving Credit (including the Swing Line), (ii) interest on the Indebtedness under the Revolving Credit (including the Swing Line) within three (3) Business Days after the same is due and payable, or (ii) any Fees within three (3) Business Days after the same is due and payable;

(b)
non-payment of any other amounts due and owing by Borrower under this Agreement or by any Borrower under any of the other Loan Documents to which it is a party, other than as set forth in subsection (a) above, within three (3) Business Days after the same is due and payable;

(c)	default in the observance or performance of any of the conditions, covenants or agreements of Borrower set forth in Sections 5.1, 5.2, 5.4(a) and (e), 5.5, 5.6, 5.7, 5.9, 5.13 through 5.18, inclusive or Article 6 in its entirety, provided that an Event of Default arising from a breach of Sections 5.1 or 5.2 shall be deemed to have been cured upon delivery of the required item; and provided further that any Event of Default arising solely due to a breach of Section 5.7(a) shall be deemed cured upon the earlier of (x) the giving of the notice required by Section 5.7(a) and (y) the date upon which the Default or Event of Default giving rise to the notice obligation is cured or waived;

(d)
default in the observance or performance of any of the other conditions, covenants or agreements set forth in this Agreement or any of the other Loan Documents by Borrower or any Subsidiary Guarantor and continuance thereof for a period of thirty (30) consecutive days;

(e)
any representation or warranty made by Borrower or any Subsidiary Guarantor herein or in any certificate, instrument or other document submitted pursuant hereto proves untrue or misleading in any material adverse respect when made;

(f)
(i) default by Borrower or any Subsidiary Guarantor in the payment of any indebtedness for borrowed money (other than Indebtedness hereunder and other than with respect to any Other Warehouse Line), whether under a direct obligation or guaranty of Borrower or any Subsidiary Guarantor in excess of $250,000 (or the equivalent thereof in any currency other than Dollars) individually or in the aggregate when due and continuance thereof beyond any applicable period of cure and/or (ii) failure to comply with the terms of any obligations of Borrower or any Subsidiary Guarantor with respect to any indebtedness for borrowed money (other than Indebtedness hereunder and other than with respect to any Other Warehouse Line) in excess of $250,000 (or the equivalent thereof in any currency other than Dollars) individually or in the aggregate, which in each case of subclause (i) and (ii), continues beyond any applicable period of cure and which would permit the holder or holders thereto to accelerate such other indebtedness for borrowed money, or to require the prepayment, repurchase, redemption or defeasance of such indebtedness;

(g)
the rendering of any judgment(s) (not covered by adequate insurance from a solvent carrier which is defending such action without reservation of rights) for the payment of money in excess of the sum of $200,000 (or the equivalent thereof in any currency other than Dollars) individually or in the aggregate against Borrower or any Subsidiary Guarantor, and such judgments shall remain unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of thirty (30) consecutive days from the date of its entry;

(h)
the occurrence of (i) a “reportable event”, as defined in ERISA, which is determined by the PBGC to constitute grounds for a distress termination of any Pension Plan subject to Title IV of ERISA maintained or contributed to by or on behalf of any Credit Party for the benefit of any of its employees or for the appointment by the appropriate United States District Court of a trustee to administer such Pension Plan and such reportable event is not corrected and such determination is not revoked within sixty (60) days after notice thereof has been given to the plan administrator of such Pension Plan (without limiting any of Agent's or any Lender's other rights or remedies hereunder), or (ii) the termination or the institution of proceedings by the PBGC to terminate any such Pension Plan, or (iii) the appointment of a trustee by the appropriate United States District Court to administer any such Pension Plan, or (iv) the reorganization (within the meaning of Section 4241 of ERISA) or insolvency (within the meaning of Section 4245 of ERISA) of any Multiemployer Plan, or receipt of notice from any Multiemployer Plan that it is in reorganization or insolvency, or the complete or partial withdrawal by any Credit Party from any Multiemployer Plan, which in the case of any of the foregoing, could reasonably be expected to have a Material Adverse Effect;

(i)
except as expressly permitted under this Agreement, any Credit Party shall be dissolved or liquidated (or any judgment, order or decree therefor shall be entered) except as otherwise permitted herein; or if a creditors' committee shall have been appointed for the business of any Credit Party; or if any Credit Party shall have made a general assignment for the benefit of creditors or shall have been adjudicated bankrupt and if not an adjudication based on a filing by such Credit Party, it shall not have been dismissed within sixty (60) days, or shall have filed a voluntary petition in bankruptcy or for reorganization or to effect a plan or arrangement with creditors or shall fail to pay its debts generally as such debts become due in the ordinary course of business (except as contested in good faith and for which adequate reserves are made in such party's financial statements); or shall file an answer to a creditor's petition or other petition filed against it, admitting the material allegations thereof for an adjudication in bankruptcy or for reorganization; or shall have applied for or permitted the appointment of a receiver or trustee or custodian for any of its property or assets; or such receiver, trustee or custodian shall have been appointed for any of its property or assets (otherwise than upon application or consent of a Credit Party) and shall not have been removed within sixty (60) days; or if an order shall be entered approving any petition for reorganization of any Credit Party and shall not have been reversed or dismissed within sixty (60) days;

(j)	if there shall occur any Change of Control;

(k)
(i) the revocation, termination or attempted revocation or termination of, or the failure of any party (other than the Agent and the Lenders) to comply with, or any breach by any party (other than the Agent and the Lenders) under, any Subsidiary Guaranty, Subordination Agreement or the Intercreditor Agreement, if executed, (ii) the validity, binding effect or enforceability of any subordination provisions relating to any Subordinated Debt shall be contested by any Person party thereto (other than any Lender or Agent), (iii) such subordination provisions shall fail to be enforceable by Agent and the Lenders in accordance with the terms thereof, or (iv) the Indebtedness shall for any reason not have the priority contemplated by this Agreement or such subordination provisions;

(l)
(i) the holder or holders of any obligations under the Bank of America Warehouse Line have terminated the Bank of America Warehouse Line without cause, unless Borrower shall have repaid or repurchased in full all obligations thereunder within the applicable grace or cure period set forth in the applicable documents; (ii) the Bank of America Warehouse Line has matured on the scheduled maturity date thereof and Borrower has failed to repay or repurchase in full all obligations thereunder by such maturity date; or (iii) any failure by Borrower to comply with any of the terms of the Bank of America Warehouse Line (other than to repay or repurchase the obligations pursuant to the circumstances described in clauses (i) or (ii) above) and continuance thereof beyond any applicable notice, grace or cure period, and continuance thereof for five (5) Business Days without repayment in full or repurchase of all obligations thereunder;

(m)
a default or event of default by Borrower under or with respect to any Other Warehouse Lines (other than the Bank of America Warehouse Line) which continues beyond any applicable period of cure and which would permit the holder or holders thereto to accelerate all or any of the indebtedness thereunder; and

(n)
any Loan Document shall at any time for any reason cease to be in full force and effect (other than in accordance with the terms thereof or the terms of any other Loan Document), as applicable, or the validity, binding effect or enforceability thereof shall be contested by any party thereto (other than any Lender or Agent), or any Person shall deny that it has any or further liability or obligation under any Loan Document, or any such Loan Document shall be terminated (other than in accordance with the terms thereof or the terms of any other Loan Document), invalidated, revoked or set aside or in any way cease to give or provide to the Lenders and the Agent the benefits purported to be created thereby, or any Loan Document purporting to grant a Lien to secure any Indebtedness shall, at any time after the delivery of such Loan Document, fail to create a valid and enforceable Lien on any Collateral purported to be covered thereby or such Lien shall fail to cease to be a perfected Lien with the priority required in the relevant Loan Document.

2.Exercise of Remedies
. If an Event of Default has occurred and is continuing hereunder: (a) the Agent may, and shall, upon being directed to do so by the Majority Lenders, declare the Revolving Credit Aggregate Commitment terminated; (b) the Agent may, and shall, upon being directed to do so by the Majority Lenders, declare the entire unpaid principal Indebtedness, including the Notes, immediately due and payable, without presentment, notice or demand, all of which are hereby expressly waived by the Borrower; (c) upon the occurrence of any Event of Default specified in Section 7.1(i) and notwithstanding the lack of any declaration by Agent under preceding clauses (a) or (b), the entire unpaid principal Indebtedness shall become automatically and immediately due and payable, and the Revolving Credit Aggregate Commitment shall be automatically and immediately terminated; (d) the Agent may, and shall, upon being directed to do so by the Majority Lenders, charge any deposit or other account of Borrower with Agent or any Lender, including without limitation, the General Account, Cash Collateral Account and Advance Account, for any or all of the Indebtedness, without notice to Borrower (any requirement for such notice being expressly waived by Borrower); (e) the Agent may, and shall, upon being directed to do so by the Majority Lenders, notify Borrower or any Credit Party that interest shall be payable on demand on all Indebtedness (other than Revolving Credit Advances and Swing Line Advances with respect to which Section 2.6 hereof shall govern) owing from time to time to the Agent or any Lender, at a per annum rate equal to the then Applicable Interest Rate plus three percent (3%); and (f) the Agent may, and shall, upon being directed to do so by the Majority Lenders or the Lenders, as applicable (subject to the terms hereof), exercise any remedy permitted by this Agreement, the other Loan Documents or law. In addition, upon the occurrence and during the continuance of an Event of Default, Agent may, with respect to Pledged MERS Loans, direct MERS, pursuant to the applicable Electronic Tracking Agreement, to remove Borrower from the “Servicer” category on the MERS System and insert in place thereof, the Agent or its designee, or direct MERS to take such other action with respect to the Pledged MERS Loans as the Agent deems advisable.
3.Rights Cumulative
. No delay or failure of Agent and/or Lenders in exercising any right, power or privilege hereunder shall affect such right, power or privilege, nor shall any single or partial exercise thereof preclude any further exercise thereof, or the exercise of any other power, right or privilege. The rights of Agent and Lenders under this Agreement are cumulative and not exclusive of any right or remedies which Lenders would otherwise have.
4.Waiver by Borrower of Certain Laws
. To the extent permitted by applicable law, each Borrower hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish the benefit and advantage of any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist, which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, on any claim for interest on the Notes, or any security interest or mortgage contemplated by or granted under or in connection with this Agreement. These waivers have been voluntarily given, with full knowledge of the consequences thereof.
5.Waiver of Defaults
. No Event of Default shall be waived by the Lenders except in a writing signed by an officer of the Agent in accordance with Section 11.10 hereof. No single or partial exercise of any right, power or privilege hereunder, nor any delay in the exercise thereof, shall preclude other or further exercise of their rights by Agent or the Lenders. No waiver of any Event of Default shall extend to any other or further Event of Default. No forbearance on the part of the Agent or the Lenders in enforcing any of their rights shall constitute a waiver of any of their rights. The Borrower expressly agrees that this Section may not be waived or modified by the Lenders or Agent by course of performance, estoppel or otherwise.
6.Set Off
. Upon the occurrence and during the continuance of any Event of Default, each Lender may at any time and from time to time, without notice to Borrower but subject to the provisions of Section 8.3 hereof (any requirement for such notice being expressly waived by Borrower), setoff and apply against any and all of the obligations of Borrower now or hereafter existing under this Agreement, whether owing to such Lender, any Affiliate of such Lender or any other Lender or the Agent, any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of Borrower and any property of Borrower from time to time in possession of such Lender, irrespective of whether or not such deposits held or indebtedness owing by such Lender may be contingent and unmatured and regardless of whether any Collateral then held by Agent or any Lender is adequate to cover the Indebtedness. Promptly following any such setoff, such Lender shall give written notice to Agent and Borrower of the occurrence thereof. Borrower hereby grants to the Lenders and the Agent a lien on and security interest in all such deposits, indebtedness and property as collateral security for the payment and performance of all of the obligations of Borrower under this Agreement. The rights of each Lender under this Section 7.6 are in addition to the other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.

8.	PAYMENTS, RECOVERIES AND COLLECTIONS.
1.Payment Procedure
.
(a)All payments to be made by Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise provided herein, all payments made by the Borrower of principal, interest or fees hereunder shall be made without setoff or counterclaim on the date specified for payment under this Agreement and must be received by Agent not later than 1:00 p.m. (Detroit time) on the date such payment is required or intended to be made in Dollars in immediately available funds to Agent at Agent's office located at One Detroit Center, Detroit, Michigan 48226-3289, for the ratable benefit of the Revolving Credit Lenders in the case of payments in respect of the Revolving Credit. Any payment received by the Agent after 1:00 p.m. (Detroit time) shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Upon receipt of each such payment, the Agent shall make prompt payment to each applicable Lender, in like funds and currencies, of all amounts received by it for the account of such Lender.
(b)Unless the Agent shall have been notified in writing by Borrower at least two (2) Business Days prior to the date on which any payment to be made by Borrower is due that Borrower does not intend to remit such payment, the Agent may, in its sole discretion and without obligation to do so, assume that

Borrower has remitted such payment when so due and the Agent may, in reliance upon such assumption, make available to each Revolving Credit Lender on such payment date an amount equal to such Lender's share of such assumed payment. If Borrower has not in fact remitted such payment to the Agent, each Lender shall forthwith on demand repay to the Agent the amount of such assumed payment made available or transferred to such Lender, together with the interest thereon, in respect of each day from and including the date such amount was made available by the Agent to such Lender to the date such amount is repaid to the Agent at a rate per annum equal to the Federal Funds Effective Rate for the first two (2) Business Days that such amount remains unpaid, and thereafter at a rate of interest then applicable to such Revolving Credit Advances.
(c)Whenever any payment to be made hereunder shall otherwise be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest, if any, in connection with such payment.
(d)All payments to be made by Borrower under this Agreement or any of the Notes (including without limitation payments under the Swing Line and/or Swing Line Note) shall be made without setoff or counterclaim, as aforesaid, and, subject to full compliance by each Lender (and each assignee and participant pursuant to Section 11.8) with Section 11.13, without deduction for or on account of any present or future withholding or other taxes of any nature imposed by any governmental authority or of any political subdivision thereof or any federation or organization of which such governmental authority may at the time of payment be a member (other than any taxes on the overall income, net income, net profits or net receipts or similar taxes (or any franchise taxes imposed in lieu of such taxes) on the Agent or any Lender (or any branch maintained by Agent or a Lender) as a result of a present or former connection between the Agent or such Lender and the governmental authority, political subdivision, federation or organization imposing such taxes), unless Borrower is compelled by law to make payment subject to such tax. In such event, Borrower shall:

(i)
pay to the Agent for Agent's own account and/or, as the case may be, for the account of the Lenders such additional amounts as may be necessary to ensure that the Agent and/or such Lender or Lenders receive a net amount equal to the full amount which would have been receivable had payment not been made subject to such tax; and

(ii)
remit such tax to the relevant taxing authorities according to applicable law, and send to the Agent or the applicable Lender or Lenders, as the case may be, such certificates or certified copy receipts as the Agent or such Lender or Lenders shall reasonably require as proof of the payment by Borrower of any such taxes payable by Borrower.

If Borrower is required to pay any additional amount to Agent, any Lender or any governmental authority or any political subdivision thereof or any federation or organization of which such governmental authority may at the time of payment be a member pursuant to this Section 8.1(d), then each Lender shall use reasonable efforts to designate a different lending office for funding or booking its Advances or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if such designation or assignment (a) would eliminate or reduce amounts payable pursuant to this Section 8.1(d) in the future and (b) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. As used herein, the terms “tax”, “taxes” and “taxation” include all taxes, levies, imposts, duties, fees, deductions and withholdings or similar charges together with interest (and any taxes payable upon the amounts paid or payable pursuant to this Section 8.1) thereon. Borrower shall be reimbursed by the applicable Lender for any payment made by Borrower under this Section 8.1 if the applicable Lender is not in compliance with its obligations under Section 11.13 at the time of Borrower's payment.
2.Application of Proceeds of Collateral
. Notwithstanding anything to the contrary in this Agreement, in the case of any Event of Default under Section 7.1(i), immediately following the occurrence thereof, and in the case of any other Event of

Default: (a) upon the termination of the Revolving Credit Aggregate Commitment, (b) the acceleration of any Indebtedness arising under this Agreement, (c) at the Agent's option, or (d) upon the request of the Majority Lenders after the commencement of any remedies hereunder, the Agent shall apply the proceeds of any Collateral, together with any offsets, voluntary payments by any Credit Party or others and any other sums received or collected in respect of the Indebtedness first, to pay all incurred and unpaid fees and expenses of the Agent under the Loan Documents and any protective advances made by Agent with respect to the Collateral under or pursuant to the terms of any Loan Document, next, to all principal, interest and fees owing under or in connection with the Revolving Credit (including the Swing Line), next to any obligations owing by any Credit Party in respect of any Hedging Obligations on a pro rata basis, next, to any other Indebtedness on a pro rata basis, and then, if there is any excess, to the Credit Parties, as the case may be.
3.Pro-rata Recovery
. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of principal of, or interest on, any of the Advances made by it, or the participations in Swing Line Advances held by it in excess of its pro rata share of payments then or thereafter obtained by all Lenders upon principal of and interest on all such Indebtedness, such Lender shall purchase from the other Lenders such participations in the Swing Line held by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably in accordance with the applicable Revolving Credit Percentages of the Lenders; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing holder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.
4.Treatment of a Defaulting Lender; Reallocation of Defaulting Lender's Fronting Exposure.
(a)The obligation of any Lender to make any Advance hereunder shall not be affected by the failure of any other Lender to make any Advance under this Agreement, and no Lender shall have any liability to Borrower or any of its Subsidiaries, the Agent, any other Lender, or any other Person for another Lender's failure to make any loan or Advance hereunder.
(b)If any Lender shall become a Defaulting Lender, then such Defaulting Lender's right to vote in respect of any amendment, consent or waiver of the terms of this Agreement or such other Loan Documents, or to direct or approve any action or inaction by the Agent shall be subject to the restrictions set forth in Section 11.10.
(c)To the extent and for so long as a Lender remains a Defaulting Lender and notwithstanding the provisions of Section 8.3 hereof, the Agent shall be entitled, without limitation, (i) to withhold or setoff and to apply in satisfaction of those obligations for payment (and any related interest) in respect of which the Defaulting Lender shall be delinquent or otherwise in default to Agent or any Lender (or to hold as cash collateral for such delinquent obligations or any future defaults) the amounts otherwise payable to such Defaulting Lender under this Agreement or any other Loan Document, (ii) if the amount of Advances made by such Defaulting Lender is less than its Revolving Credit Percentage requires, apply payments of principal made by the Borrower amongst the Non-Defaulting Lenders on a pro rata basis until all outstanding Advances are held by all Lenders according to their respective Revolving Credit Percentages and (iii) to bring an action or other proceeding, in law or equity, against such Defaulting Lender in a court of competent jurisdiction to recover the delinquent amounts, and any related interest. Performance by Borrower of its obligations under this Agreement and the other Loan Documents shall not be excused or otherwise modified as a result of the operation of this Section, except to the extent expressly set forth herein. Furthermore, the rights and remedies of Borrower, the Agent, the Issuing Lender, the Swing Line Lender and the other Lenders against a Defaulting Lender under this section shall be in addition to any other rights and remedies such parties may have against the Defaulting Lender under this Agreement or any of the other Loan Documents, applicable law or otherwise, and the Borrower waives no rights or remedies against any Defaulting Lender.

(d)If any Lender shall become a Defaulting Lender, then, for so long as such Lender remains a Defaulting Lender, any Fronting Exposure shall be reallocated by Agent at the request of the Swing Line Lender among the Non-Defaulting Lenders in accordance with their respective Revolving Credit Percentages, but only to the extent that the sum of the aggregate principal amount of all Revolving Credit Advances made by each Non-Defaulting Lender, plus such Non-Defaulting Lender's Revolving Credit Percentage of the aggregate outstanding principal amount of Swing Line Advances prior to giving effect to such reallocation plus such Non-Defaulting Lender's Revolving Credit Percentage of the Fronting Exposure to be reallocated does not exceed such Non- Defaulting Lender's Revolving Credit Percentage of the Revolving Credit Aggregate Commitment, and only so long as no Default or Event of Default has occurred and is continuing on the date of such reallocation.

9.	CHANGES IN LAW OR CIRCUMSTANCES; INCREASED COSTS.
1.Circumstances Affecting LIBOR Rate Availability or Application
. If Agent or the Majority Lenders (after consultation with Agent) shall determine in good faith that, by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars in the applicable amounts are not being offered to the Agent or such Lenders, or shall determine in good faith that the Daily Adjusting LIBOR Rate will not accurately or fairly cover or reflect the cost to the Lenders of maintaining any of the Indebtedness at such rate, then Agent shall forthwith give notice thereof to Borrower. Thereafter, until Agent notifies Borrower that such circumstances no longer exist, the Base Rate shall be the Applicable Interest Rate for all Advances.
2.Laws Affecting LIBOR Rate Availability
. If, after the date of this Agreement, the adoption or introduction of, or any change in, any applicable law, rule or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective LIBOR Lending Offices) with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for any of the Lenders (or any of their respective LIBOR Lending Offices) to honor its obligations hereunder to make or maintain any Advance which bears interest at or by reference to the Daily Adjusting LIBOR Rate, such Lender shall forthwith give notice thereof to Borrower and to Agent. Thereafter, at any time that any of the Lenders may not lawfully continue to maintain an Advance which bears interest at or by reference to the Daily Adjusting LIBOR Rate, the Base Rate shall be the Applicable Interest Rate for all Advances. For purposes of this Section, a change in law, rule, regulation, interpretation or administration shall include, without limitation, any change made or which becomes effective on the basis of a law, rule, regulation, interpretation or administration presently in force, the effective date of which change is delayed by the terms of such law, rule, regulation, interpretation or administration.
3.Increased Cost of Advances Carried at the LIBOR Rate
. If, after the date of this Agreement, the adoption or introduction of, or any change in, any applicable law, rule or regulation or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective LIBOR Lending Offices) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

(a)
shall subject any of the Lenders (or any of their respective LIBOR Lending Offices) to any tax, duty or other charge with respect to any Advance or shall change the basis of taxation of payments to any of the Lenders (or any of their respective LIBOR Lending Offices) of the principal of or interest on any Advance or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income of any of the Lenders or any of their respective LIBOR Lending

Offices); or

(b)
shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any of the Lenders (or any of their respective LIBOR Lending Offices) or shall impose on any of the Lenders (or any of their respective LIBOR Lending Offices) or the foreign exchange and interbank markets any other condition affecting any Advance;

and the result of any of the foregoing matters is to increase the costs to any of the Lenders of maintaining any part of the Indebtedness hereunder as an Advance which bears interest at or by reference to the Daily Adjusting LIBOR Rate to reduce the amount of any sum received or receivable by any of the Lenders under this Agreement in respect of an Advance which bears interest at or by reference to the Daily Adjusting LIBOR Rate, then such Lender shall promptly notify Agent, and Agent shall promptly notify Borrower of such fact and demand compensation therefor and, within ten (10) Business Days after such notice, Borrower agrees to pay to such Lender or Lenders such additional amount or amounts as will compensate such Lender or Lenders for such increased cost or reduction, provided that each Lender agrees to take any reasonable action, to the extent such action could be taken without cost or administrative or other burden or restriction to such Lender, to mitigate or eliminate such cost or reduction, within a reasonable time after becoming aware of the foregoing matters. A certificate of Agent (or such Lender, if applicable) setting forth the basis for determining such additional amount or amounts necessary to compensate such Lender or Lenders shall accompany such demand and shall be conclusively presumed to be correct absent manifest error.
4.Capital Adequacy and Other Increased Costs.

(a)
If, after the Effective Date, the adoption or introduction of, or any change in any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to any Lender or Agent, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Lender or Agent with any guideline, request or directive of any such authority (whether or not having the force of law), including any risk based capital guidelines, affects or would affect the amount of capital required to be maintained by such Lender or Agent (or any corporation controlling such Lender or Agent) and such Lender or Agent, as the case may be, determines that the amount of such capital is increased by or based upon the existence of such Lender's or Agent's obligations or Advances hereunder and such increase has the effect of reducing the rate of return on such Lender's or Agent's (or such controlling corporation's) capital as a consequence of such obligations or Advances hereunder to a level below that which such Lender or Agent (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender or Agent to be material (collectively, “Increased Costs”), then Agent or such Lender shall notify Borrower, and thereafter Borrower shall pay to such Lender or Agent, as the case may be, within ten (10) Business Days of written demand therefor from such Lender or Agent, additional amounts sufficient to compensate such Lender or Agent (or such controlling corporation) for any increase in the amount of capital and reduced rate of return which such Lender or Agent reasonably determines to be allocable to the existence of such Lender's or Agent's obligations or Advances hereunder. A statement setting forth the amount of such compensation, the methodology for the calculation and the calculation thereof which shall also be prepared in good faith and in reasonable detail by such Lender or Agent, as the case may be, shall be submitted by such Lender or by Agent to Borrower, reasonably promptly after becoming aware of any event described in this Section 9.6(a) and shall be conclusively presumed to be correct, absent manifest error.

(b)
Notwithstanding the foregoing, however, Borrower shall not be required to pay any increased costs under Sections 9.3 or 9.4 for any period ending prior to the date that is 180 days prior to the making of a Lender's initial request for such additional amounts unless the applicable change in law or other event resulting in such increased costs is effective retroactively to a date more than 180 days prior to the date of such request, in which case a Lender's request for such additional amounts relating to the period more than 180 days prior to the making of the request must be given not more than 180 days after such Lender becomes aware of the applicable change in law or other event resulting in such increased costs.

5.Right of Lenders to Fund through Branches and Affiliates
. Each Lender may, if it so elects, fulfill its commitment as to any Advance hereunder by designating a branch or Affiliate of such Lender to make such Advance; provided that (a) such Lender shall remain solely responsible for the performances of its obligations hereunder and (b) no such designation shall result in any material increased costs to Borrower.

10.	AGENT.
1.Appointment of Agent
. Each Lender and the holder of each Note (if issued) irrevocably appoints and authorizes the Agent to act on behalf of such Lender or holder under this Agreement and the other Loan Documents and to exercise such powers hereunder and thereunder as are specifically delegated to Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto, including without limitation the power to execute or authorize the execution of financing or similar statements or notices, and other documents. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for any Credit Party.
2.Deposit Account with Agent or any Lender
. Borrower authorizes Agent and each Lender, in Agent's or such Lender's sole discretion, upon notice to the Borrower to charge General Account, Cash Collateral Account, Advance Account and any other account maintained with the Agent or such Lender for the amount of any principal, interest, or other amounts or costs due under this Agreement when the same become due and payable under the terms of this Agreement or the Notes.
3.Scope of Agent's Duties
. The Agent shall have no duties or responsibilities except those expressly set forth herein, and shall not, by reason of this Agreement or otherwise, have a fiduciary relationship with any Lender (and no implied covenants or other obligations shall be read into this Agreement against the Agent). None of Agent, its Affiliates nor any of their respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it or them under this Agreement or any document executed pursuant hereto, or in connection herewith or therewith with the consent or at the request of the Majority Lenders (or all of the Lenders for those acts requiring consent of all of the Lenders) (except for its or their own willful misconduct or gross negligence), nor be responsible for or have any duties to ascertain, inquire into or verify (a) any recitals or warranties made by the Credit Parties or any Affiliate of the Credit Parties, or any officer thereof contained herein or therein, (b) the effectiveness, enforceability, validity or due execution of this Agreement or any document executed pursuant hereto or any security thereunder, (c) the performance by the Credit Parties of their respective obligations hereunder or thereunder, or (d) the satisfaction of any condition hereunder or thereunder, including without limitation in connection with the making of any Advance. Agent and its Affiliates shall be entitled to rely upon any certificate, notice, document or other communication (including any email, facsimile transmission or oral communication) believed by it to be genuine and correct and to have been sent or given by or on behalf of a proper person. Agent may treat the payee of any Note as the holder thereof. Agent may employ agents and may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable to the Lenders (except as to money or property received by them or their authorized agents), for the negligence or misconduct of any such agent selected by it with reasonable care or for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.
4.Successor Agent
. Agent may resign as such at any time upon at least thirty (30) days prior notice to Borrower and each of the Lenders. If Agent at any time shall resign or if the office of Agent shall become vacant for any other reason, Majority Lenders shall, by written instrument, appoint successor agent(s) (“Successor Agent”) satisfactory to such Majority Lenders and, so long as no Default or Event of Default has occurred and is continuing, to Borrower (which approval shall not be unreasonably withheld or delayed); provided, however that any such successor Agent shall be a bank or a trust company or other financial institution which maintains an office in the United States, or a commercial bank organized under the laws of the United States or any state thereof, or any Affiliate of such bank or trust company or other financial institution which is engaged in the banking business, and shall have a combined capital and surplus of at least $500,000,000. Such Successor Agent shall thereupon become the Agent hereunder, as applicable, and Agent shall deliver or cause to be delivered to any successor agent such documents of transfer and assignment as such Successor Agent may reasonably request. If a Successor Agent is not so appointed or does not accept such appointment before the resigning Agent's resignation becomes effective, the resigning Agent may appoint a temporary successor to act until such appointment by the Majority Lenders and, if applicable, Borrower, is made and accepted, or if no such temporary successor is appointed as provided above by the resigning Agent, the Majority Lenders shall thereafter perform all of the duties of the resigning Agent hereunder until such appointment by the Majority Lenders and, if applicable, Borrower, is made and accepted. Such Successor Agent shall succeed to all of the rights and obligations of the resigning Agent as if originally named. The resigning Agent shall duly assign, transfer and deliver to such Successor Agent all moneys at the time held by the resigning Agent hereunder after deducting therefrom its expenses for which it is entitled to be reimbursed hereunder. Upon such succession of any such Successor Agent, the resigning Agent shall be discharged from its duties and obligations, in its capacity as Agent hereunder, except for its gross negligence or willful misconduct arising prior to its resignation hereunder, and the provisions of this Article 12 shall continue in effect for the benefit of the resigning Agent in respect of any actions taken or omitted to be taken by it while it was acting as Agent.
5.Credit Decisions
. Each Lender acknowledges that it has, independently of Agent and each other Lender and based on the financial statements of Borrower and such other documents, information and investigations as it has deemed appropriate, made its own credit decision to extend credit hereunder from time to time. Each Lender also acknowledges that it will, independently of Agent and each other Lender and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement, any Loan Document or any other document executed pursuant hereto.
6.Authority of Agent to Enforce This Agreement
. Each Lender, subject to the terms and conditions of this Agreement, grants the Agent full power and authority as attorney-in-fact to institute and maintain actions, suits or proceedings for the collection and enforcement of any Indebtedness outstanding under this Agreement or any other Loan Document and to file such proofs of debt or other documents as may be necessary to have the claims of the Lenders allowed in any proceeding relative to any Credit Party, or their respective creditors or affecting their respective properties, and to take such other actions which Agent considers to be necessary or desirable for the protection, collection and enforcement of the Notes, this Agreement or the other Loan Documents.
7.Indemnification of Agent
. The Lenders agree (which agreement shall survive the expiration or termination of this Agreement) to indemnify the Agent and its Affiliates (to the extent not reimbursed by Borrower, but without limiting any obligation of Borrower to make such reimbursement), ratably according to their respective Revolving Credit Percentages, from and against any and all claims, damages, losses, liabilities, costs or expenses of any kind or nature whatsoever (including, without limitation, reasonable fees and expenses of house and outside counsel) which may be imposed on, incurred by, or asserted against the Agent and its Affiliates in any way relating to or arising out of this Agreement, any of the other Loan Documents or the transactions contemplated hereby or any action taken or omitted by the Agent and its Affiliates under this Agreement or any of the Loan Documents; provided, however, that no Lender shall be liable for any portion of such claims, damages, losses, liabilities, costs or expenses resulting from the Agent's or its Affiliate's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent and its Affiliates promptly upon demand for its ratable share of any reasonable out-of-pocket expenses (including, without limitation, reasonable fees and expenses of house and outside counsel) incurred by the Agent and its Affiliates in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Loan Documents, to the extent that the Agent and its Affiliates are not reimbursed for such expenses by Borrower, but without limiting the obligation of Borrower to make such reimbursement. Each Lender agrees to reimburse the Agent and its Affiliates promptly upon demand for its ratable share of any amounts owing to the Agent and its Affiliates by the Lenders pursuant to this Section, provided that, if the Agent or its Affiliates are subsequently reimbursed by Borrower for such amounts, they shall refund to the Lenders on a pro rata basis the amount of any excess reimbursement. If the indemnity furnished to the Agent and its Affiliates under this Section shall become impaired as determined in the Agent's reasonable judgment or Agent shall elect in its sole discretion to have such indemnity confirmed by the Lenders (as to specific matters or otherwise), Agent shall give notice thereof to each Lender and, until such additional indemnity is provided or such existing indemnity is confirmed, the Agent may cease, or not commence, to take any action. Any amounts paid by the Lenders hereunder to the Agent or its Affiliates shall be deemed to constitute part of the Indebtedness hereunder.
8.Knowledge of Default
. It is expressly understood and agreed that the Agent shall be entitled to assume that no Default or Event of Default has occurred and is continuing, unless the officers of the Agent immediately responsible for matters concerning this Agreement shall have received a written notice from a Lender or a Borrower specifying such Default or Event of Default and stating that such notice is a “notice of default”. Upon receiving such a notice, the Agent shall promptly notify each Lender of such Default or Event of Default and provide each Lender with a copy of such notice and shall endeavor to provide such notice to the Lenders within three (3) Business Days (but without any liability whatsoever in the event of its failure to do so). The Agent shall also furnish the Lenders, promptly upon receipt, with copies of all other notices or other information required to be provided by Borrower hereunder.
9.Agent's Authorization; Action by Lenders
. Except as otherwise expressly provided herein, whenever the Agent is authorized and empowered hereunder on behalf of the Lenders to give any approval or consent, or to make any request, or to take any other action on behalf of the Lenders (including without limitation the exercise of any right or remedy hereunder or under the other Loan Documents), the Agent shall be required to give such approval or consent, or to make such request or to take such other action only when so requested in writing by the Majority Lenders or the Lenders, as applicable hereunder. Action that may be taken by the Majority Lenders, any other specified Revolving Credit Percentage of the Lenders or all of the Lenders, as the case may be (as provided for hereunder) may be taken (i) pursuant to a vote of the requisite percentages of the Lenders as required hereunder at a meeting (which may be held by telephone conference call), provided that Agent exercises good faith, diligent efforts to give all of the Lenders reasonable advance notice of the meeting, or (ii) pursuant to the written consent of the requisite percentages of the Lenders as required hereunder, provided that all of the Lenders are given reasonable advance notice of the requests for such consent.
10.Enforcement Actions by the Agent
. Except as otherwise expressly provided under this Agreement or in any of the other Loan Documents and subject to the terms hereof, Agent will take such action, assert such rights and pursue such remedies under this Agreement and the other Loan Documents as the Majority Lenders or all of the Lenders, as the case may be (as provided for hereunder), shall direct; provided, however, that the Agent shall not be required to act or omit to act if, in the reasonable judgment of the Agent, such action or omission may expose the Agent to personal liability for which Agent has not been satisfactorily indemnified hereunder or is contrary to this Agreement, any of the Loan Documents or applicable law. Except as expressly provided above or elsewhere in this Agreement or the other Loan Documents, no Lender (other than the Agent, acting in its capacity as agent) shall be entitled to take any enforcement action of any kind under this Agreement or any of the other Loan Documents.
11.Collateral Matters.
(a)The Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain a perfected security interest in and Liens upon the Collateral granted pursuant to the Loan Documents.
(b)The Lenders irrevocably authorize the Agent, in its reasonable discretion, to the full extent set forth in the post‑amble to Section 11.10 hereof, (1) to release or terminate any Lien granted to or held by the Agent upon any Collateral (a) upon termination of the Revolving Credit Aggregate Commitment and payment in full of all Indebtedness payable under this Agreement and under any other Loan Document; (b) constituting property (including, without limitation, Equity Interests in any Person) sold or to be sold or disposed of as part of or in connection with any disposition (whether by sale, by merger or by any other form of transaction and including the property of any Subsidiary Guarantor that is disposed of as permitted hereby) permitted in accordance with the terms of this Agreement; (c) constituting property in which a Credit Party owned no interest at the time the Lien was granted or at any time thereafter; or (d) if approved, authorized or ratified in writing by the Majority Lenders, or all the Lenders, as the case may be, as provided in Section 11.10; (2) to subordinate the Lien granted to or held by Agent on any Collateral to any other holder of a Lien on such Collateral which is permitted by Section 6.2(b) hereof; and (3) if all of the Equity Interests held by the Credit Parties in any Person are sold or otherwise transferred to any transferee other than Borrower or a Subsidiary of Borrower as part of or in connection with any disposition (whether by sale, by merger or by any other form of transaction) permitted in accordance with the terms of this Agreement, to release such Person from all of its obligations under the Loan Documents (including, without limitation, under any Subsidiary Guaranty). Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 10.11(b).
12.Agents in their Individual Capacities
. Comerica Bank and its Affiliates, successors and assigns shall each have the same rights and powers hereunder as any other Lender and may exercise or refrain from exercising the same as though such Lender were not the Agent. Comerica Bank and its Affiliates may (without having to account therefor to any Lender)

accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Credit Parties as if such Lender were not acting as the Agent hereunder, and may accept fees and other consideration therefor without having to account for the same to the Lenders.
13.Agent's Fees
. Until the Indebtedness has been repaid and discharged in full and no commitment to extend any credit hereunder is outstanding, Borrower shall pay to the Agent, as applicable, any agency or other fee(s) set forth (or to be set forth from time to time) in the applicable Fee Letter on the terms set forth therein. The agency fees referred to in this Section 10.13 shall not be refundable under any circumstances.
14.Documentation Agent or other Titles
. Any Lender identified on the facing page or signature page of this Agreement or in any amendment hereto or as designated with consent of the Agent in any assignment agreement as Lead Arranger, Documentation Agent, Syndications Agent or any similar titles, shall not have any right, power, obligation, liability, responsibility or duty under this Agreement as a result of such title other than those applicable to all Lenders as such. Without limiting the foregoing, the Lenders so identified shall not have or be deemed to have any fiduciary relationship with any Lender as a result of such title. Each Lender acknowledges that it has not relied, and will not rely, on the Lender so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.
15.No Reliance on Agent's Customer Identification Program.
(a)Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Agent to carry out such Lender's, Affiliate's, participant's or assignee's customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with Borrower or any of its Subsidiaries, any of their respective Affiliates or agents, the Loan Documents or the transactions hereunder: (i) any identify verification procedures, (ii) any record keeping, (iii) any comparisons with government lists, (iv) any customer notices or (v) any other procedures required under the CIP Regulations or such other laws.
(b)Each Lender or assignee or participant of a Lender that is not organized under the laws of the United States or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the USA Patriot Act and the applicable regulations because it is both (i) an affiliate of a depository institution or foreign bank that maintains a physical presence in the United States or foreign country, and (ii) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to the Agent the certification, or, if applicable, recertification, certifying that such Lender is not a “shell” and certifying to other matters as required by Section 313 of the USA Patriot Act and the applicable regulations: (x) within 10 days after the Effective Date, and (y) at such other times as are required under the USA Patriot Act.

11.	MISCELLANEOUS.
1.Accounting Principles
. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done, unless otherwise specified herein, in accordance with GAAP.
2.Consent to Jurisdiction
. The Borrower, the Agent and Lenders hereby irrevocably submit to the non-exclusive jurisdiction of any United States Federal Court or Michigan state court sitting in Detroit, Michigan in any action or proceeding arising out of or relating to this Agreement or any of the Loan Documents and the Borrower, Agent and Lenders hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in any such United States Federal Court or Michigan state court. Each Borrower irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of Michigan by the delivery of copies of such process to it at the applicable addresses specified on the signature page hereto or by certified mail directed to such address or such other address as may be designated by it in a notice to the other parties that complies as to delivery with the terms of Section 11.6. Nothing in this Section shall affect the right of the Lenders and the Agent to serve process in any other manner permitted by law or limit the right of the Lenders or the Agent (or any of them) to bring any such action or proceeding against any Credit Party or any of their property in the courts with subject matter jurisdiction of any other jurisdiction. Borrower irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts.
3.Law of Michigan
. This Agreement, the Notes and, except where otherwise expressly specified therein to be governed by local law, the other Loan Documents shall be governed by and construed and enforced in accordance with the laws of the State of Michigan (without regard to its conflict of laws provisions). Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
4.Interest
. In the event the obligation of Borrower to pay interest on the principal balance of the Notes or on any other amounts outstanding hereunder or under the other Loan Documents is or becomes in excess of the maximum interest rate which Borrower is permitted by law to contract or agree to pay, giving due consideration to the execution date of this Agreement, then, in that event, the rate of interest applicable thereto with respect to such Lender's applicable Revolving Credit Percentages shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not of interest.
5.Closing Costs and Other Costs; Indemnification.
(a)Borrower shall pay or reimburse (a) Agent and its Affiliates for payment of, on demand, all reasonable costs and expenses, including, by way of description and not limitation, reasonable in-house and outside attorney fees and advances, appraisal and accounting fees, lien search fees, and required travel costs, incurred by Agent and its Affiliates in connection with the commitment, consummation and closing of the loans contemplated hereby, or in connection with the administration or enforcement of this Agreement or the other Loan Documents (including the obtaining of legal advice regarding the rights and responsibilities of the parties hereto) or any refinancing or restructuring of the loans or Advances provided under this Agreement or the other Loan Documents, or any amendment or modification thereof requested by Borrower, and (b) Agent and its Affiliates and each of the Lenders, as the case may be, for all stamp and other taxes and duties payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby, and any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes or duties. Furthermore, all reasonable costs and expenses, including without limitation attorney fees, incurred by Agent and its Affiliates and, after the occurrence and during the continuance of an Event of Default, by the Lenders in revising, preserving, protecting, exercising or enforcing any of its or any of the Lenders' rights against Borrower or any other Credit Party, or otherwise incurred by Agent and its Affiliates and the Lenders in connection with any Event of Default or the enforcement of the loans (whether incurred through negotiations, legal proceedings or otherwise), including by way of description and not limitation, such charges in any court or bankruptcy proceedings or arising out of any claim or action by any person against Agent, its Affiliates, or any Lender which would not have been asserted were it not for Agent's or such Affiliate's or Lender's relationship with Borrower hereunder or otherwise, shall also be paid by Borrower. All of said amounts required to be paid by Borrower hereunder and not paid forthwith upon demand, as aforesaid, shall bear interest, from the date incurred to the date payment is received by Agent, at the Applicable Interest Rate, plus three percent (3%).
(b)Borrower agrees to indemnify and hold Agent and each of the Lenders (and their respective Affiliates) harmless from all loss, cost, damage, liability or expenses, including reasonable house and outside attorneys' fees and disbursements (but without duplication of such fees and disbursements for the same services), incurred by Agent and each of the Lenders by reason of an Event of Default, or enforcing the obligations of any Credit Party under this Agreement or any of the other Loan Documents, as applicable, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with this Agreement or any of the Loan Documents, excluding, however, any loss, cost, damage, liability or expenses to the extent arising as a result of the gross negligence or willful misconduct of the party seeking to be indemnified under this Section 11.5(b), provided that, the Borrower shall be obligated to reimburse Agent and the Lenders for only a single financial consultant selected by Agent in consultation with the Lenders.
(c)The Borrower agrees to defend, indemnify and hold harmless Agent and each Lender (and their respective Affiliates), and their respective employees, agents, officers and directors from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature (including without limitation, reasonable attorneys and consultants fees, investigation and laboratory fees, environmental studies required by Agent or any Lender in connection with the violation of Hazardous Material Laws), court costs and litigation expenses, arising out of or related to (i) the presence, use, disposal, release or threatened release of any Hazardous Materials on, from or affecting any premises owned or occupied by any Credit Party in violation of or the non-compliance with applicable Hazardous Material Laws, (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials, (iii) any lawsuit or other proceeding brought or threatened, settlement reached or governmental order or decree relating to such Hazardous Materials, and/or (iv) complying or coming into compliance with all Hazardous Material Laws (including the cost of any remediation or monitoring required in connection therewith) or any other Requirement of Law; provided, however, that the Borrower shall have no obligations under this Section 11.5(c) with respect to claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses to the extent arising as a result of the gross negligence or willful misconduct of the Agent or such Lender, as the case may be. The obligations of Borrower under this Section 11.5(c) shall be in addition to any and all other obligations and liabilities Borrower may have to Agent or any of the Lenders at common law or pursuant to any other agreement.
6.Notices.

(a)
Except as expressly provided otherwise in this Agreement (and except as provided in clause (b) below), all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing and shall be given by personal delivery, by mail, by reputable overnight courier or by facsimile and addressed or delivered to it at its address set forth on Schedule 11.6 or at such other address as may be designated by such party in a notice to the other parties that complies as to delivery with the terms of this Section 11.6 or posted to an E-System set up by or at the direction of Agent (as set forth below). Any notice, if personally delivered or if mailed and properly addressed with postage prepaid and sent by registered or certified mail, shall be deemed given when received or when delivery is refused; any notice, if given to a reputable overnight courier and properly addressed, shall be deemed given two (2) Business Days after the date on which it was sent, unless it is actually received sooner by the named addressee; and any notice, if transmitted by facsimile, shall be deemed given when received. The Agent may, but, except as specifically provided herein, shall not be required to, take any action on the basis of any notice given to it by telephone, but the giver of any such notice shall promptly confirm such notice in writing or by facsimile, and such notice will not be deemed to have been received until such confirmation is deemed received in accordance with the provisions of this Section set forth above. If such telephonic notice conflicts with any such confirmation, the terms of such telephonic notice shall control. Any notice given by the Agent or any Lender to the Borrower shall be deemed to be a notice to all of the Credit Parties.

(b)
Notices and other communications provided to the Agent and the Lenders party hereto under this Agreement or any other Loan Document may be delivered or furnished by electronic communication (including email and Internet or intranet websites) pursuant to procedures approved by the Agent. The Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications (including email and any E-System) pursuant to procedures approved by it. Unless otherwise agreed to in a writing by and among the parties to a particular communication, (i) notices and other communications sent to an email address shall be deemed received upon the sender's receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, return email, or other written acknowledgment) and (ii) notices and other communications posted to any E-System shall be deemed received upon the deemed receipt by the intended recipient at its email address as described in the foregoing clause (i) of notification that such notice or other communication is available and identifying the website address therefore.

7.Further Action
. Borrower, from time to time, upon written request of Agent will make, execute, acknowledge and deliver or cause to be made, executed, acknowledged and delivered, all such further and additional instruments, and take all such further action as may reasonably be required to carry out the intent and purpose of this Agreement or the Loan Documents, and to provide for Advances under and payment of the Notes, according to the intent and purpose herein and therein expressed.
8.Successors and Assigns; Participations; Assignments.
(a)This Agreement shall be binding upon and shall inure to the benefit of the Borrower and the Lenders and their respective successors and assigns.
(b)The foregoing shall not authorize any assignment by Borrower of its rights or duties hereunder, and, except as otherwise provided herein, no such assignment shall be made (or be effective) without the prior written approval of the Lenders.
(c)No Lenders may at any time assign or grant participations in such Lender's rights and obligations hereunder and under the other Loan Documents except (i) by way of assignment in accordance with clause (d) of this Section, (ii) by way of a participation in accordance with the provisions of clause (e) of this Section or (iii) by way of a pledge or assignment of a security interest subject to the restrictions of clause (f) of this Section (and any other attempted assignment or transfer by any Lender shall be deemed to be null and void).
(d)Each assignment by a Lender of all or any portion of its rights and obligations hereunder and under the other Loan Documents, shall be subject to the following terms and conditions:

(i)
An assignment shall only be made to one of the following assignees: (a) a Lender; (b) an Affiliate of a Lender; (c) any Person (other than a natural person) that is or will be engaged in the business of making, purchasing, holding or otherwise investing in commercial loans or similar extensions of credit in the ordinary course of its business, provided that such Person is administered or managed by a Lender, an Affiliate of a Lender or an entity or Affiliate of an entity that administers or manages a Lender; or (d) any other Person (other than a natural person) approved by the (i) Agent, and (ii) unless a Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that (x) notwithstanding the foregoing, no assignee shall include the Borrower, or any of the Borrower's Affiliates or Subsidiaries; and (y) no assignment shall be made to an Defaulting Lender without the consent of the Agent.

(ii)
each such assignment shall be in a minimum amount of the lesser of (x) Ten Million Dollars ($10,000,000) or such lesser amount as the Agent shall agree and (y) the entire remaining amount of assigning Lender's aggregate interest in the Revolving Credit; provided however that, after giving effect to such assignment, in no event shall the entire remaining amount (if any) of assigning Lender's aggregate interest in the Revolving Credit be less than Ten Million ($10,000,000); and

(iii)
the parties to any assignment shall execute and deliver to Agent an Assignment Agreement substantially (as determined by Agent) in the form attached hereto as Exhibit E (with appropriate insertions acceptable to Agent), together with a processing and recordation fee in the amount, if any, required as set forth in the Assignment Agreement.

Until the Assignment Agreement becomes effective in accordance with its terms, and Agent has confirmed that the assignment satisfies the requirements of this Section 11.8, the Borrower and the Agent shall be entitled to continue to deal solely and directly with the assigning Lender in connection with the interest so assigned. From and after the effective date of each Assignment Agreement that satisfies the requirements of this Section 11.8, the assignee thereunder shall be deemed to be a party to this Agreement, such assignee shall have the rights and obligations of a Lender under this Agreement and the other Loan Documents (including without limitation the right to receive fees payable hereunder in respect of the period following such assignment) and the assigning Lender shall relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents.
Upon request, Borrower shall execute and deliver to the Agent, new Note(s) payable to the order of the assignee in an amount equal to the amount assigned to the assigning Lender pursuant to such Assignment Agreement, and with respect to the portion of the Indebtedness retained by the assigning Lender, to the extent applicable, new Note(s) payable to the order of the assigning Lender in an amount equal to the amount retained by such Lender hereunder. Each of the Agent, each Lender and the Borrower acknowledges and agrees that any such new Note(s) shall be given in renewal and replacement of the Notes issued to the assigning lender prior to such assignment and shall not effect or constitute a novation or discharge of the Indebtedness evidenced by such prior Note, and each such new Note may contain a provision confirming such agreement.
(a)The Borrower and the Agent acknowledge that each of the Lenders may at any time and from time to time, subject to the terms and conditions hereof, grant participations in such Lender's rights and obligations hereunder (on a pro rata basis only) and under the other Loan Documents to any Person (other than a natural person or to Borrower or any of Borrower's Affiliates or Subsidiaries); provided that any participation permitted hereunder shall comply with all applicable laws and shall be subject to a participation agreement that incorporates the following restrictions:

(iv)	such Lender shall remain the holder of its Notes hereunder (if such Notes are issued), notwithstanding any such participation;

(v)	a participant shall not reassign or transfer, or grant any sub-participations in its participation interest hereunder or any part thereof; and

(vi)
such Lender shall retain the sole right and responsibility to enforce the obligations of the Credit Parties relating to the Notes and the other Loan Documents, including, without limitation, the right to proceed against any Subsidiary Guarantors, or cause the Agent to do so (subject to the terms and conditions hereof), and the right to approve any amendment, modification or waiver of any provision of this Agreement without the consent of the participant (unless such participant is an Affiliate of such Lender), except for those matters covered by Section 11.10(a)(i) through (iv) and (vi) (provided that a participant may exercise approval rights over such matters only on an indirect basis, acting through such Lender and the Credit Parties, Agent and the other Lenders may continue to deal directly with such Lender in connection with such Lender's rights and duties hereunder). Notwithstanding the foregoing, however, in the case of any participation granted by any Lender hereunder, the participant shall not have any rights under this Agreement or any of the other Loan Documents against the Agent, any other Lender or any Credit Party; provided, however that the participant may have rights against such Lender in respect of such participation as may be set forth in the applicable participation agreement and all amounts payable by the Credit Parties hereunder shall be determined as if such Lender had not sold such participation. Each such participant shall be entitled to the benefits of Article 11 of this Agreement to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (d) of this Section, provided that no participant shall be entitled to receive any greater amount pursuant to such the provisions of Article 11 than the issuing Lender would have been entitled to receive in respect of the amount of the participation transferred by such issuing Lender to such participant had no such transfer occurred and each such participant shall also be entitled to the benefits of Section 7.6 hereof as though it were a Lender, provided that such participant agrees to be subject to Section 8.3 hereof as though it were a Lender.

(a)Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including its Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledge or assignee for such Lender as a party hereto.
(b)The Agent shall maintain at its principal office a copy of each Assignment Agreement delivered to it and a register (the “Register”) for the recordation of the names and addresses of the Lenders, the Revolving Credit Percentages of such Lenders and the principal amount of each type of Advance owing to each such Lender from time to time. The entries in the Register shall be conclusive evidence, absent manifest error, and the Borrower, the Agent, and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Advances recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender (but only with respect to any entry relating to such Lender's Revolving Credit Percentages and the principal amounts owing to such Lender) upon reasonable notice to the Agent and a copy of such information shall be provided to any such party on their prior written request. The Agent shall give prompt written notice to the Borrower of the making of any entry in the Register or any change in such entry.
(c)Borrower authorizes each Lender to disclose to any prospective assignee or participant which has satisfied the requirements hereunder, any and all financial information in such Lender's possession concerning the Credit Parties which has been delivered to such Lender pursuant to this Agreement, provided that each such prospective assignee or participant shall execute a confidentiality agreement consistent with the terms of Section 11.11 hereof or shall otherwise agree to be bound by the terms thereof.
(d)Nothing in this Agreement, the Notes or the other Loan Documents, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees and participants permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement, the Notes or the other Loan Documents.
9.Counterparts
. This Agreement may be executed in several counterparts, and each executed copy shall constitute an original instrument, but such counterparts shall together constitute but one and the same instrument.
10.Amendment and Waiver.
(a)No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Majority Lenders (or by the Agent at the written request of the Majority Lenders) or, if this Agreement expressly so requires with respect to the subject matter thereof, by all Lenders (and, with respect to any amendments to this Agreement or the other Loan Documents, by any Credit Party or the Subsidiary Guarantors that are signatories thereto), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by the Lender or Lenders affected thereby, do any of the following: (i) increase the stated amount of such Lender's commitment hereunder, (ii) reduce the principal of, or interest on, any outstanding Indebtedness or any Fees or other amounts payable hereunder, (iii) postpone any date fixed for any payment of principal of, or interest on, any outstanding Indebtedness or any Fees or other amounts payable hereunder, (iv) except as expressly permitted hereunder or under the Collateral Documents, release all or substantially all of the Collateral (provided that neither Agent nor any Lender shall be prohibited thereby from proposing or participating in a consensual or nonconsensual debtor-in-possession or similar financing), or release any material guaranty provided by any Person in favor of Agent and the Lenders, provided however that Agent shall be entitled, without notice to or any further action or consent of the Lenders, to release any Collateral which any Credit Party is permitted to sell, assign or otherwise transfer in compliance with this Agreement or the other Loan Documents or release any guaranty to the extent expressly permitted in this Agreement or any of the other Loan Documents (whether in connection with the sale, transfer or other disposition of the applicable Subsidiary Guarantor or otherwise), (v) terminate or modify any indemnity provided to the Lenders hereunder or under the other Loan Documents, except as shall be otherwise expressly provided in this Agreement or any other Loan Document, or (vi) change the definitions of “Revolving Credit Percentage”, “Majority Lenders”, “Eligible Mortgage Loan”, “Borrowing Base”, “Applicable Advance Rate”, “Collateral Value”, Sections 8.2 or 8.3 hereof or this Section 11.10, or any of the defined terms used in the definition of “Borrowing Base” or “Collateral Value”; provided, further, that notwithstanding the foregoing no amendment, waiver, or consent shall, unless in a writing signed by the Agent, (1) affect the rights or duties of the Agent under this Agreement or any other Loan Document, (2) reduce the principal of, or interest on, the Swing Line Note, or (3) postpone any date fixed for any payment of principal of, or interest on, the Swing Line Note. All references in this Agreement to “Lenders” or “the Lenders” shall refer to all Lenders, unless expressly stated to refer to Majority Lenders (or the like).
(b)Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove of any amendment, consent, waiver or any other modification to any Loan Document (and all amendments, consents, waivers and other modifications may be effected without the consent of the Defaulting Lenders), except that the foregoing shall not permit, in each case without such Defaulting Lender's consent, (i) an increase in such Defaulting Lender's stated commitment amounts, (ii) the waiver, forgiveness or reduction of the principal amount of any Indebtedness owing to such Defaulting Lender (unless all other Lenders affected thereby are treated similarly), (iii) the extension of the final maturity date(s) of such Defaulting Lenders' portion of any of the Indebtedness or the extension of any commitment to extend credit of such Defaulting Lender, or (iv) any other modification which requires the consent of all Lenders or the Lender(s) affected thereby which affects such Defaulting Lender more adversely than the other affected Lenders (other than a modification which results in a reduction of such Defaulting Lender's Percentage of any commitments or repayment of any amounts owing to such Defaulting Lender on a non pro-rata basis).
(c)The Agent shall, upon the written request of the Borrower, execute and deliver to the Credit Parties such documents as may be necessary to evidence (1) the release of any Lien granted to or held by the Agent upon any Collateral: (a) upon termination of the Revolving Credit Aggregate Commitment and payment in full of all Indebtedness payable under this Agreement and under any other Loan Document; (b) which constitutes property (including, without limitation, Equity Interests in any Person) sold or to be sold or disposed of as part of or in connection with any disposition (whether by sale, by merger or by any other form of transaction and including the property of any Subsidiary that is disposed of as permitted hereby) permitted in accordance with the terms of this Agreement; (c) which constitutes property in which a Credit Party owned no interest at the time the Lien was granted or at any time thereafter; or (d) if approved, authorized or ratified in writing by the Majority Lenders, or all the Lenders, as the case may be, as provided in this Section 11.10; or (2) the release of any Person from its obligations under the Loan Documents (including without limitation the Subsidiary Guaranty) if all of the Equity Interests of such Person that were held by a Credit Party are sold or otherwise transferred to any transferee other than Borrower or a Subsidiary of Borrower as part of or in connection with any disposition (whether by sale, by merger or by any other form of transaction) permitted in accordance with the terms of this Agreement; provided that (i) Agent shall not be required to execute any such release or subordination agreement under clauses (1) or (2) above on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty or such release shall not in any manner discharge, affect or impair the Indebtedness or any Liens upon any Collateral retained by any Credit Party, including (without limitation) the proceeds of the sale or other disposition, all of which shall constitute and remain part of the Collateral.
11.Confidentiality
. Each Lender agrees that it will not disclose without the prior consent of the Borrower (other than to its employees, its Subsidiaries, another Lender, an Affiliate of a Lender or to its auditors or counsel) any information with respect to the Credit Parties which is furnished pursuant to this Agreement or any of the other Loan Documents; provided that any Lender may disclose any such information (a) as has become generally available to the public or has been lawfully obtained by such Lender from any third party under no duty of confidentiality to any Credit Party, (b) as may be required or appropriate in any report, statement or testimony submitted to, or in respect to any inquiry, by, any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Lender, including the Board of Governors of the Federal Reserve System of the United States, the Office of the Comptroller of the Currency or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation, ruling or other requirement of law applicable to such Lender, and (e) to any prospective assignee or participant in accordance with Section 11.8(f) hereof.
12.Substitution or Removal of Lenders
. If (a) the obligation of any Lender to make Advances that bear interest at or by reference to the LIBOR Rate has been suspended pursuant to Section 9.2 or 9.3, (b) any Lender has demanded compensation under Sections 9.3 or 9.4 or (c) any Lender has become an Defaulting Lender or has not approved an amendment, waiver or other modification of this Agreement, if such amendment, waiver or modification has been approved by the Majority Lenders and the consent of such Lender is required (in each case, an “Affected Lender”), then the Borrower shall have the following rights in addition to any other rights or remedies it may have hereunder:
(i)Subject to Section 11.8 hereof, the Borrower may, with the assistance of the Agent,

seek a substitute Lender or Lenders (which may be one or more of the Lenders (the “Purchasing Lender” or “Purchasing Lenders”) to purchase the Advances of the Revolving Credit and the Swing Line and assume the Revolving Credit Aggregate Commitment (including without limitation the participations in Swing Line Advances) under this Agreement of such Affected Lender, and require the Affected Lender to sell its Advances of the Revolving Credit and the Swing Line, and assign its Revolving Credit Aggregate Commitment to such Purchasing Lender or Purchasing Lenders within two (2) Business Days after receiving notice from the Borrower requiring it to do so, at an aggregate price equal to the outstanding principal amount thereof, plus unpaid interest accrued thereon up to but excluding the date of the sale, payable (in immediately available funds) in cash. In connection with any such sale, and as a condition thereof, the Borrower shall pay to the Affected Lender all fees accrued for its account hereunder to but excluding the date of such sale, plus, if demanded by the Affected Lender within ten (10) Business Days after such sale, and (x) any additional compensation accrued for its account under Sections 9.3 and 9.4 to but excluding said date. Upon such sale, the Purchasing Lender or Purchasing Lenders shall assume the Affected Lender's commitment, and the Affected Lender shall be released from its obligations hereunder to a corresponding extent. The Affected Lender, as assignor, such Purchasing Lender, as assignee, the Borrower and the Agent, shall enter into an Assignment Agreement pursuant to Section 11.8 hereof, whereupon such Purchasing Lender shall be a Lender party to this Agreement, shall be deemed to be an assignee hereunder and shall have all the rights and obligations of a Lender with a Revolving Credit Percentage equal to its ratable share of the then applicable Revolving Credit Aggregate Commitment, provided, however, that if the Affected Lender does not execute such Assignment Agreement within (2) Business Days of receipt thereof, the Agent may execute the Assignment Agreement as the Affected Lender's attorney-in-fact. Each of the Lenders hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of such Lender or in its own name to execute and deliver an Assignment Agreement while such Lender is an Affected Lender hereunder (such power of attorney to be deemed coupled with an interest and irrevocable). In connection with any assignment pursuant to this Section 11.12, the Borrower or the Purchasing Lender shall pay to the Agent the administrative fee for processing such assignment referred to in Section 11.8; and
(ii)With respect to any Affected Lender that is an Defaulting Lender, the Borrower may, with the prior written consent of the Agent and notwithstanding Section 8.3 of this Agreement or any other provisions requiring pro rata payments to the Lenders, elect to reduce the Revolving Credit Aggregate Commitment by the amount of the Revolving Credit Aggregate Commitment of such Affected Lender and repay all amounts owing to such Affected Lender hereunder, subject to the following:
(A)such Affected Lender shall receive an amount in cash equal to the outstanding principal amount owing to such Affected Lender under this Agreement, plus unpaid interest accrued thereon up to but excluding the date of the repayment. In addition, and as a condition thereof, the Borrower shall pay to the Affected Lender all fees accrued for its account hereunder to but excluding the date of such repayment, plus, if demanded by the Affected Lender within ten (10) Business Days after such repayment, and (x) any additional compensation accrued for its account under Sections 9.3 and 9.4 to but excluding said date;
(B)any Fronting Exposure of such Defaulting Lender shall be reallocated among the Lenders that are not Defaulting Lenders in accordance with their respective Revolving Credit Percentages, but only to the extent that the sum of the aggregate principal amount of all Revolving Credit Advances made by each such Lender, plus such Lender's Revolving Credit Percentage of the aggregate outstanding principal amount of Swing Line Advances prior to giving effect to such reallocation plus such

Lender's Revolving Credit Percentage of the Fronting Exposure to be reallocated does not exceed such Lender's Revolving Credit Percentage of the Revolving Credit Aggregate Commitment, and with respect to any portion of the Fronting Exposure that may not be reallocated, the Borrower shall deliver to the Agent, for the benefit of the Swing Line Lender, as applicable, cash collateral or other security satisfactory to the Agent, with respect any such remaining Fronting Exposure; and
(C)the stated dollar commitment of any other Lender is not increased thereby.
13.Withholding Taxes
. If any Lender is not a “united states person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code, such Lender shall promptly (but in any event prior to the initial payment of interest hereunder or prior to its accepting any assignment under Section 11.8 hereof, as applicable) deliver to the Agent two original executed copies of (i) Internal Revenue Service Form W-8BEN or any successor form specifying the applicable tax treaty between the United States and the jurisdiction of such Lender's domicile which provides for the exemption from withholding on interest payments to such Lender, (ii) Internal Revenue Service Form W-8ECI or any successor form evidencing that the income to be received by such Lender hereunder is effectively connected with the conduct of a trade or business in the United States or (iii) other evidence satisfactory to the Agent that such Lender is exempt from United States income tax withholding with respect to such income; provided, however, that such Lender shall not be required to deliver to Agent the aforesaid forms or other evidence with respect to Advances to Borrower, if such Lender has assigned its entire interest hereunder (including its Revolving Credit Commitment Amount, any outstanding Advances hereunder and any Notes issued to it by Borrower), to an Affiliate which is incorporated under the laws of the United States or a state thereof, and so notifies the Agent. Such Lender shall amend or supplement any such form or evidence as required to insure that it is accurate, complete and non-misleading at all times. Promptly upon notice from the Agent of any determination by the Internal Revenue Service that any payments previously made to such Lender hereunder were subject to United States income tax withholding when made, such Lender shall pay to the Agent the excess of the aggregate amount required to be withheld from such payments over the aggregate amount actually withheld by the Agent. In addition, from time to time upon the reasonable request and the sole expense of Borrower, each Lender and the Agent shall (to the extent it is able to do so based upon applicable facts and circumstances), complete and provide Borrower with such forms, certificates or other documents as may be reasonably necessary to allow Borrower, as applicable, to make any payment under this Agreement or the other Loan Documents without any withholding for or on the account of any tax under Section 8.1(d) hereof (or with such withholding at a reduced rate), provided that the execution and delivery of such forms, certificates or other documents does not adversely affect or otherwise restrict the rights and benefits (including without limitation economic benefits) available to such Lender or the Agent, as the case may be, under this Agreement or any of the other Loan Documents, or under or in connection with any transactions not related to the transactions contemplated hereby.
14.Taxes and Fees
. Should any tax (other than as a result of a Lender's failure to comply with Section 11.13 or a tax based upon the net income or capitalization of any Lender or the Agent by any jurisdiction where a Lender or the Agent is or has been located), or recording or filing fee become payable in respect of this Agreement or any of the other Loan Documents or any amendment, modification or supplement hereof or thereof, Borrower agrees to pay the same, together with any interest or penalties thereon arising from Borrower's actions or omissions, and agrees to hold the Agent and the Lenders harmless with respect thereto provided, however, that Borrower shall not be responsible for any such interest or penalties which were incurred prior to the date that notice is given to the Credit Parties of such tax or fees. Notwithstanding the foregoing, nothing contained in this Section 11.14 shall affect or reduce the rights of any Lender or the Agent under Section 9.5 hereof.

15.WAIVER OF JURY TRIAL
. THE LENDERS, THE AGENT AND THE BORROWER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTION OF ANY OF THEM. NEITHER THE LENDERS, THE AGENT NOR THE BORROWER SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE LENDERS AND THE AGENT OR THE BORROWER EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.
16.USA Patriot Act Notice
. Pursuant to Section 326 of the USA Patriot Act, the Agent and the Lenders hereby notify the Credit Parties that if they or any of their Subsidiaries open an account, including any loan, deposit account, treasury management account, or other extension of credit with Agent or any Lender, the Agent or the applicable Lender will request the applicable Person's name, tax identification number, business address and other information necessary to identify such Person (and may request such Person's organizational documents or other identifying documents) to the extent necessary for the Agent and the applicable Lender to comply with the USA Patriot Act.
17.Complete Agreement; Conflicts
. This Agreement, the Notes (if issued), any Requests for Advance, and the Loan Documents contain the entire agreement of the parties hereto, superseding all prior agreements, discussions and understandings relating to the subject matter hereof, and none of the parties shall be bound by anything not expressed in writing. In the event of any conflict between the terms of this Agreement and the other Loan Documents, this Agreement shall govern.
18.Severability
. In case any one or more of the obligations of the Credit Parties under this Agreement, the Notes or any of the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of the Credit Parties shall not in any way be affected or impaired thereby, and such invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of the Credit Parties under this Agreement, the Notes or any of the other Loan Documents in any other jurisdiction.
19.Table of Contents and Headings; Section References
. The table of contents and the headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify or affect any of the terms or provisions hereof and references herein to “sections,” “subsections,” “clauses,” “paragraphs,” “subparagraphs,” “exhibits” and “schedules” shall be to sections, subsections, clauses, paragraphs, subparagraphs, exhibits and schedules, respectively, of this Agreement unless otherwise specifically provided herein or unless the context otherwise clearly indicates.
20.Construction of Certain Provisions
. If any provision of this Agreement or any of the Loan Documents refers to any action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, whether or not expressly specified in such provision.

21.Independence of Covenants
. Each covenant hereunder shall be given independent effect (subject to any exceptions stated in such covenant) so that if a particular action or condition is not permitted by any such covenant (taking into account any such stated exception), the fact that it would be permitted by an exception to, or would be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default.
22.Electronic Transmissions.

(a)
Each of the Agent, the Credit Parties, the Lenders, and each of their Affiliates is authorized (but not required) to transmit, post or otherwise make or communicate, in its sole discretion, Electronic Transmissions in connection with any Loan Document and the transactions contemplated therein. The Borrower and each other Credit Party hereby acknowledges and agrees that the use of Electronic Transmissions is not necessarily secure and that there are risks associated with such use, including risks of interception, disclosure and abuse and each indicates it assumes and accepts such risks by hereby authorizing the transmission of Electronic Transmissions.

(b)
All uses of an E-System shall be governed by and subject to, in addition to Section 11.6 and this Section 11.22, separate terms and conditions posted or referenced in such E-System and related contractual obligations executed by the Agent, the Credit Parties and the Lenders in connection with the use of such E-System.

(c)
All E-Systems and Electronic Transmissions shall be provided “as is” and “as available”. None of the Agent or any of its Affiliates warrants the accuracy, adequacy or completeness of any E-Systems or Electronic Transmission, and each disclaims all liability for errors or omissions therein. No warranty of any kind is made by the Agent or any of its Affiliates in connection with any E Systems or Electronic Transmission, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects. The Agent, the Credit Parties and the Lenders agree that the Agent has no responsibility for maintaining or providing any equipment, software, services or any testing required in connection with any Electronic Transmission or otherwise required for any E-System.

23.Advertisements
. The Agent and the Lenders may disclose the names of the Credit Parties and the existence of the Indebtedness in general advertisements and trade publications.
24.Reliance on and Survival of Provisions
. All terms, covenants, agreements, representations and warranties of the Credit Parties to any of the Loan Documents made herein or in any of the Loan Documents or in any certificate, report, financial statement or other document furnished by or on behalf of any Credit Party in connection with this Agreement or any of the Loan Documents shall be deemed to have been relied upon by the Lenders, notwithstanding any investigation heretofore or hereafter made by any Lender or on such Lender's behalf, and those covenants and agreements of the Borrower set forth in Section 11.5 hereof (together with any other indemnities of any Credit Party contained elsewhere in this Agreement or in any of the other Loan Documents) and of Lenders set forth in Section 10.7 hereof shall survive the repayment in full of the Indebtedness and the termination of any commitment to extend credit.
[Signatures Follow On Succeeding Page]

WITNESS the due execution hereof as of the day and year first above written.

COMERICA BANK,
as Administrative Agent and a Lender

By:

Its:

THE HUNTINGTON NATIONAL BANK

By:

Its:

M/I FINANCIAL CORP.

By:

Its:

Schedule 1.1

Percentages and Allocations
Revolving Credit Facilities

LENDERS	REVOLVING CREDIT PERCENTAGE	REVOLVING CREDIT ALLOCATIONS
Comerica Bank	50%	$25,000,000
The Huntington National Bank	50%	$25,000,000
TOTALS	100%	$50,000,000

Schedule 1.2
Compliance Information

Correct Legal Name	Address	Type of Organization	Jurisdiction of Organization	Tax identification number and other identification numbers
M/I Financial Corp.	3 Easton Oval Columbus, Ohio 43219	corporation	Ohio	Ohio Organizational ID: 621252 FEIN: 31-1076317

Schedule 1.3
Approved Investors

Wells Fargo Home Mortgage
Bank of America Mortgage
Huntington Mortgage Company
US Bank
Freddie Mac (FHLMC)
Fannie Mae (FNMA)
Ally Bank (formerly GMAC Bank)
CitiMortgage, Inc.
Lake Michigan Financial Group
JPMorgan Chase Bank
Fifth Third Bank

Schedule 4.4

Taxes

None.

Schedule 4.16

Subsidiaries

M/I Title Agency, Ltd. (100% owned by Borrower)

Washington/Metro Residential Title Agency, LLC (70% owned by Borrower)

Schedule 4.18

Tradenames

None.

Schedule 4.19

Capital Structure

Authorized Equity Interests of Borrower: 750 shares, without par value

Issued and Outstanding Equity Interests of Borrower: 10 shares, all of which are owned by Parent

The Equity Interests of Borrower have been pledged by Parent to PNC Bank, National Association, as administrative agent, in connection with Parent's syndicated credit facility.

There are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from Borrower of any Equity Interests of Borrower.

Schedule 4.20

Material Contingent Obligations

None.

Schedule 6.1

Existing Debt

Bank of America Warehouse Line

Schedule 6.2

Existing Liens

UCC financing statement filed by Federal National Mortgage Association (aka “Fannie Mae”), File No. OH00099613197, filed on March 10, 2006 and continued on March 8, 2011

Schedule 6.7

Existing Investments

None.

Schedule 6.8

Transactions with Affiliates

None.

Schedule 11.6

Addresses for Notices

To Borrower:
M/I Financial Corp.
3 Easton Oval
Columbus, Ohio 43219
Attention: Derek Klutch
Fax: 614-418-8686
Telephone: 614-418-8655

To Agent:

Comerica Bank, as Agent
500 Woodward Avenue, MC 3289
Detroit, Michigan 48226
Telephone: (313) 222-9113
Facsimile: (313) 222-9434
Attn: Corporate Finance

and

Comerica Bank
500 Woodward Avenue, MC 3256
Detroit, Michigan 48226
Telephone: (313) 222-9287
Facsimile: (313) 222-9295
Attention: Tyler J. Lynch

For advance requests and/or paydowns: corpfinadmin@comerica.com
For required reporting: reportingcorpfin@comerica.com

EXHIBIT A
FORM OF REVOLVING CREDIT NOTE

$_______________                                 ________, 2011

On or before the Revolving Credit Maturity Date, FOR VALUE RECEIVED, M/I Financial Corp. (“Borrower”) promises to pay to the order of [insert name of applicable financial institution] (“Payee”) at Detroit, Michigan, care of Agent, in lawful money of the United States of America, so much of the sum of [Insert Amount derived from Percentages] Dollars ($_________), as may from time to time have been advanced by Payee and then be outstanding hereunder pursuant to the Mortgage Warehousing Agreement made as of the _____ day of _____, 2011 (as amended, restated or otherwise modified from time to time, the “Mortgage Warehousing Agreement”), by and among the financial institutions from time to time signatory thereto (each, individually, a “Lender,” and any and all such financial institutions collectively the “Lenders”), Comerica Bank, as Administrative Agent for the Lenders (in such capacity, the “Agent”) and Borrower. Each of the Revolving Credit Advances made hereunder shall bear interest at the Applicable Interest Rate from time to time applicable thereto under the Mortgage Warehousing Agreement or as otherwise determined thereunder, and interest shall be computed, assessed and payable on the unpaid principal amount of each Revolving Credit Advance made by the Payee from the date of such Revolving Credit Advance until paid at the rate and at the times set forth in the Mortgage Warehousing Agreement.
This Note is a note under which Revolving Credit Advances (including refundings and conversions), repayments and readvances may be made from time to time, but only in accordance with the terms and conditions of the Mortgage Warehousing Agreement. This Note evidences borrowings under, is subject to, is secured in accordance with, and may be accelerated or matured under, the terms of the Mortgage Warehousing Agreement, to which reference is hereby made. Capitalized terms used herein, except as defined to the contrary, shall have the meanings given them in the Mortgage Warehousing Agreement.
This Note shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and enforceable in, the State of Michigan.
The Borrower hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agree that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note.
* * *
[SIGNATURES FOLLOW ON SUCCEEDING PAGE]

Nothing herein shall limit any right granted Payee by any other instrument or by law.
M/I FINANCIAL CORP., an Ohio corporation

By:_____________________________________

Its:_____________________________________

EXHIBIT B
FORM OF SWING LINE NOTE
$15,000,000                                 ________, 2011

On or before the Revolving Credit Maturity Date, FOR VALUE RECEIVED, M/I Financial Corp. (“Borrower”) promises to pay to the order of Comerica Bank (“Swing Line Lender”) at Detroit, Michigan, in lawful money of the United States of America, so much of the sum of Fifteen Million Dollars ($15,000,000), as may from time to time have been advanced to the Borrower by the Swing Line Lender and then be outstanding hereunder pursuant to the Mortgage Warehousing Agreement made as of the _____ day of _____, 2011 (as amended, restated or otherwise modified from time to time, the “Mortgage Warehousing Agreement”), by and among the financial institutions from time to time signatory thereto, Comerica Bank, as Agent, and Borrower, together with interest thereon as hereinafter set forth.
Each of the Swing Line Advances made hereunder shall bear interest at the Applicable Interest Rate from time to time applicable thereto under the Mortgage Warehousing Agreement or as otherwise determined thereunder, and interest shall be computed, assessed and payable on the unpaid principal amount of each Swing Line Advance made by the Swing Line Lender from the date of such Swing Line Advance until paid at the rates and at the times set forth in the Mortgage Warehousing Agreement.
This Note is a Swing Line Note under which Swing Line Advances (including refundings and conversions), repayments and readvances may be made from time to time by the Swing Line Lender, but only in accordance with the terms and conditions of the Mortgage Warehousing Agreement (including any applicable sublimits). This Note evidences borrowings under, is subject to, is secured in accordance with, and may be accelerated or matured under, the terms of the Mortgage Warehousing Agreement to which reference is hereby made. Capitalized terms used herein, except as defined to the contrary, shall have the meanings given them in the Mortgage Warehousing Agreement.
This Note shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and enforceable in, the State of Michigan.
The Borrower hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agree that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note.

* * *
[SIGNATURES FOLLOW ON SUCCEEDING PAGE]

Nothing herein shall limit any right granted Swing Line Lender by any other instrument or by law.
M/I FINANCIAL CORP., an Ohio corporation

By:_____________________________________

Its:_____________________________________

EXHIBIT C
FORM OF SECURITY AGREEMENT

Attached.

Security Agreement

As of April 18, 2011, for value received, the undersigned (“Debtor”) pledges, assigns and grants to Comerica Bank (whose address is 39200 Six Mile Road, Livonia, Michigan 48152, Attention: Commercial Loan Documentation, Mail Code 7578), as administrative agent (in such capacity, the “Agent”) for the Lenders (as defined below) under that certain Mortgage Warehousing Agreement (as amended or otherwise modified from time to time, the “Mortgage Warehousing Agreement”) dated April 18, 2011, by and among the financial institutions from time to time signatory thereto (each, individually, a “Lender,” and any and all such financial institutions collectively the “Lenders”), Agent and M/I Financial Corp. (“Borrower”), a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a “security interest”) in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all Indebtedness (as defined in the Mortgage Warehousing Agreement). Debtor further covenants, agrees, represents and warrants as follows:

12.	Collateral shall mean all of the following property Debtor now or later owns or has an interest in, wherever located:

1.
all Pledged Mortgage Loans, including without limitation, all promissory notes or other instruments or agreements evidencing the indebtedness of obligors thereon, all mortgages, deeds to secure debt, deeds of trust and/or security agreements securing, guaranteeing or otherwise relating thereto, all rights to payment thereunder, all rights in the real property, improvements and other tangible and intangible property and rights securing payment of the indebtedness of the obligors thereon, or that are the subject of such Mortgage Loans, all rights under documents related thereto, such as guaranties and insurance policies (issued by governmental agencies or otherwise), including, without limitation, mortgage and title insurance policies, binders and commitments, fire and extended coverage insurance policies (including the right to any return premiums) and, if applicable, flood and earthquake insurance policies, participation certificates or agreements, FHA insurance and VA guaranties, and all rights in cash deposits consisting of impounds, insurance premiums or other funds held on account thereof;

2.	all financing statements perfecting the security interest of any Pledged Mortgage Loans or in the property securing any Pledged Mortgage Loans;

3.
all rights of Debtor under all commitments from investors or purchasers, covering any part of the foregoing Collateral, all rights to deliver Pledged Mortgage Loans to investors and other purchasers pursuant thereto and all proceeds resulting from the disposition of such Collateral pursuant thereto;

4.
all rights to service, administer and/or collect any of the Pledged Mortgage Loans at any date, and all rights to the payment of money on account of such servicing, administration or collection activities;

5.
all rights of Debtor in, to and under any agreements or other arrangements (including without limitation, an interest rate swap agreement, an interest cap agreement, and a forward sale agreement) entered into by Debtor to protect itself against changes in interest rates or the market value of any of the Collateral, including without limitation, all rights to payment arising under such agreements or arrangements;

6.	all files, documents, instruments, surveys, appraisals, bonds, certificates, correspondence,

computer programs, tapes, discs, cards, accounting records and other books, records, agreements, information and data of Debtor relating to any of the foregoing Collateral;

7.
all Accounts Receivable (for purposes of this Agreement, “Accounts Receivable” consists of all accounts, general intangibles, chattel paper (including without limit electronic chattel paper and tangible chattel paper), contract rights, deposit accounts, documents, instruments and rights to payment evidenced by chattel paper, documents or instruments, health care insurance receivables, commercial tort claims, letters of credit, letter of credit rights, supporting obligations, and rights to payment for money or funds advanced or sold) constituting or relating to any of the foregoing Collateral;

8.	all investment property (including, without limit, securities, securities entitlements, and financial assets), constituting or relating to any of the foregoing Collateral;

9.
all goods, instruments (including, without limit, promissory notes), documents (including, without limit, negotiable documents), policies and certificates of insurance or other property (except real property which is not a fixture) relating to any of the foregoing Collateral which are now or later in possession of Agent, or as to which Agent now or later controls possession by documents or otherwise, and any deposit accounts and money which are now or later in possession of Agent, or as to which Agent now or later controls possession by documents or otherwise; and

10.
all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to any of the foregoing Collateral including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

In the definition of Collateral, a reference to a type of collateral shall not be limited by a separate reference to a more specific or narrower type of that collateral.
As used herein, the following terms shall have the following meanings:
"FHA" shall mean the Federal Housing Administration and any successor thereto.
"FHLMC" shall mean the Federal Home Loan Mortgage Corporation and any successor thereto.
"FNMA" shall mean the Federal National Mortgage Association and any successor thereto.
"GNMA" shall mean the Government National Mortgage Association and any successor thereto.
“Mortgage Loan” shall mean a one-to-four family, residential real estate loan secured by a mortgage, deed to secure debt, deed of trust or other security agreement, including (a) the promissory note or other instrument or agreement evidencing the indebtedness of the obligor thereon, (b) the mortgage, deed to secure debt, deed of trust and/or security agreements securing, guaranteeing or otherwise related thereto, (c) all rights to payment thereunder, (d) all rights in the real property, improvements and other tangible and intangible property and rights securing payment of the indebtedness of the obligor thereon, or that are the subject of such Mortgage Loan, (e) all rights under documents related thereto, such as guaranties and insurance policies (issued by governmental agencies or otherwise), including, without limitation, mortgage and title insurance policies, binders and commitments, fire and extended coverage insurance policies (including the right to any return premiums) and, if applicable, flood and earthquake insurance policies, participation certificates or agreements, FHA insurance and VA guaranties, and (f) all rights in cash deposits consisting of impounds, insurance premiums or other funds held on account thereof.
“Pledged Mortgage Loan” shall mean any Mortgage Loan (a) which is from time to time delivered or caused to be delivered to Agent (including delivery to a third party on behalf of Agent), or comes into the possession, custody or control of Agent, or is identified to Agent as collateral by any other means or method, whether or not Agent has possession of the related promissory note, for the purpose of assignment or pledge in connection with the making of any advance of the Indebtedness or otherwise, or (b) with respect to which Agent has made an advance of the Indebtedness, or (c) with respect to which Debtor has requested an advance of the Indebtedness, or (d) which is now or at any time pledged, hypothecated, assigned, transferred, or conveyed, or a security interest therein granted, to Agent.
"VA" shall mean the Veterans Administration and any successor thereto.

13.	Warranties, Covenants and Agreements. Debtor warrants, covenants and agrees as follows:
(a)Debtor shall furnish to Agent, in form and at intervals as Agent may reasonably request, any information Agent may reasonably request and allow the Agent, the Lenders, and their respective agents and representatives to examine, inspect, and copy any of Debtor's books and records relating to the Collateral. Debtor shall, at the request of Agent, mark its records and the Collateral to clearly indicate the security interest of Agent under this Agreement.
(b)At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Agent, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Agent; (b) none of the Collateral is subject to any security interest other than that in favor of Agent; (c) there are no financing statements related to the Collateral on file, other than in favor of Agent; (d) no person, other than Agent, has possession or control (as defined in the Uniform Commercial Code) of any Collateral of such nature that perfection of a security interest may be accomplished by control; and (e) Debtor acquired its rights in the Collateral in the ordinary course of its business.
(c)Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than those in favor of Agent. Debtor will not, without the prior written consent of Agent, sell, transfer or lease, or permit to be sold, transferred or leased, any or all of the Collateral, except to the extent permitted under the Mortgage Warehousing Agreement. Agent, the Lenders, and their respective agents and representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.
(d)Debtor will do all acts and will execute or cause to be executed all writings requested by Agent to establish, maintain and continue an exclusive, perfected and first security interest of Agent in the Collateral. Debtor agrees that Agent has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Agent may have a lien or security interest for payment of the Indebtedness.
(e)Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Agent. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Agent has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Agent immediately upon demand, together with interest at the Applicable Interest Rate (as defined in the Mortgage Warehousing

Agreement) plus three percent (3%).
(f)Debtor will at all times comply with Section 5.5 of the Mortgage Warehousing Agreement and deliver to Agent immediately upon demand evidence satisfactory to Agent that the owners of the real property, improvements and fixtures that are the subject of the Pledged Mortgage Loans have obtained insurance on such property.
(g)Debtor will do all acts and will execute all writings requested by Agent to perform, enforce performance of, and collect all Accounts Receivable. Debtor shall neither make nor permit any modification, compromise or substitution for any Account Receivable without the prior written consent of Agent. Agent may at any time and from time to time verify Accounts Receivable directly with account debtors or by other methods acceptable to Agent without notifying Debtor. Debtor agrees, at Agent's request, to arrange or cooperate with Agent in arranging for verification of Accounts Receivable.
(h)Debtor at all times shall be in material compliance with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment (“Environmental Laws”).
(i)If Agent, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Agent and shall not constitute a release of Agent's security interest in it or in the proceeds or products of it unless Agent specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Agent. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Agent and immediately delivered to Agent for application on the Indebtedness. Agent may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Agent shall discharge Agent from all liability or responsibility for such Collateral. Agent, at its option, may require delivery of any Collateral to Agent at any time with such endorsements or assignments of the Collateral as Agent may request.
(j)Without in any way limiting any other rights of Agent or Lenders elsewhere in this Agreement, or in the Mortgage Warehousing Agreement or other Loan Documents (as defined in the Mortgage Warehousing Agreement), at any time and without notice, Agent may, as to Collateral; (a) after the occurrence and during the continuance of an Event of Default, cause any or all of such Collateral to be transferred to its name or to the name of its nominees; (b) after the occurrence and during the continuance of an Event of Default, receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of such Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Agent; (c) after the occurrence and during the continuance of an Event of Default, enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting such Collateral and deposit or surrender control of such Collateral and accept other property in exchange for such Collateral and hold or apply the property or money so received pursuant to this Agreement; and (d) take such actions in its own name or in Debtor's name as Agent, in its sole discretion, deems necessary or appropriate to establish exclusive control (as defined in the Uniform Commercial Code) over any Collateral of such nature that perfection of the Agent's security interest may be accomplished by control.
(k)Agent may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Agent under this Agreement, and after that Agent shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.
(l)Intentionally Omitted.
(m)Debtor shall defend, indemnify and hold harmless Agent and each Lender and each of their respective employees, agents, shareholders, affiliates, officers, and directors (each, an “Indemnified Person”) from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses, and attorneys fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law, including, without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws, INCLUDING ANY CLAIMS, DAMAGES, FINES, EXPENSES, LIABILITIES OR CAUSES OF ACTION OF WHATEVER KIND RESULTING FROM AN INDEMNIFIED PERSON'S OWN NEGLIGENCE, except and to the extent (but only to the extent) caused by such Indemnified Person's gross negligence or willful misconduct.
14.Collection of Proceeds.
(a)So long as no Event of Default exists and thereafter until Agent shall direct Debtor to the contrary by notice to Debtor (an “Enforcement Notice”), Debtor shall collect and enforce payment of all Collateral, including servicing and receiving and collecting directly all sums payable in respect of the Collateral, except that regardless of whether any Event of Default exists, the proceeds of any sale or other disposition of the Collateral (“Mortgage Loan Sale Proceeds”), including without limitation, the proceeds of any “Take-Out Commitment” as defined in the Mortgage Warehousing Agreement (“Take-Out Commitment”), shall be paid directly to the Cash Collateral Account (as later defined) if made by electronic funds transfer, or, if not made by electronic funds transfer, to the Lock Box (if requested by Agent) or as Agent shall otherwise direct, for application as provided in this Agreement. Debtor agrees to fully and promptly cooperate and assist Agent in the collection and enforcement of all Mortgage Loan Sale Proceeds and to hold in trust for Agent, for the benefit of the Lenders, all payments of Mortgage Loan Sale Proceeds received in connection with Collateral. Debtor agrees to endorse to Agent and immediately deliver to Agent all payments of Mortgage Loan Sale Proceeds, in the form received by Debtor without commingling with any other funds. Debtor irrevocably authorizes Agent or any Agent employee or agent to endorse the name of Debtor upon any checks or other items which are received consisting in whole or in part of Mortgage Loan Sale Proceeds, and to do any and all things necessary in order to reduce these items to money. Agent shall have no duty as to the collection or protection of Mortgage Loan Sale Proceeds, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Mortgage Loan Sale Proceeds in the possession of Agent. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Mortgage Loan Sale Proceeds. Nothing in this Section 3.1 shall be deemed a consent by Agent or any Lender to any sale, lease or other disposition of any Collateral.
(b)Immediately upon and at all times after an Enforcement Notice is given, Debtor agrees to fully and promptly cooperate and assist Agent in the collection and enforcement of all Collateral (including, without limitation, Mortgage Loan Sale Proceeds) and to hold in trust for Agent, for the benefit of the Lenders, all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Agent and immediately deliver to Agent all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and (b) immediately deliver to Agent all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Agent or any Agent employee or agent, immediately upon and after such Enforcement Notice, to endorse the name of Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Agent shall have no duty as to the collection or protection of Collateral or the proceeds of it, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Agent. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this Section 3.2 shall be deemed a consent by Agent or any Lender to any sale, lease or other disposition of any Collateral.
(c)Debtor agrees that the Indebtedness shall be on a “remittance basis” on the terms and subject to the conditions of this Agreement. Debtor shall at its sole expense establish and maintain (and Agent, at Agent's option may establish and maintain at Debtor's expense):
(i)If requested by Agent in Agent's Discretion (as defined in the Mortgage Warehousing Agreement), a United States Post Office lock box (the “Lock Box”), to which Agent shall have exclusive access and control. Debtor expressly authorizes Agent, from time to time, to remove contents from the Lock Box, for disposition in accordance with this Agreement.
(ii)A non-interest bearing deposit account with Agent which shall be titled as designated by Agent (the “Cash Collateral Account”) to which Agent shall have exclusive access and control.
Debtor shall execute all documents and authorizations as required by Agent to establish and maintain the Cash Collateral Account and if requested by Agent, the Lock Box.

Prior to the occurrence of an Event of Default and thereafter until Agent shall give Debtor an Enforcement Notice, (i) Debtor agrees to notify all purchasers of Pledged Mortgage Loans that all payments made to Debtor of Mortgage Loan Sale Proceeds (other than payments by electronic funds transfer) shall be remitted, for the credit of Debtor, to the Lock Box; and (ii) Debtor agrees to notify all purchasers of Pledged Mortgage Loans that all payments made to Debtor of Mortgage Loan Sale proceeds by electronic funds transfer shall be remitted to the Cash Collateral Account.

Immediately upon and at all times after an Enforcement Notice is given, (i) Debtor agrees to notify all account debtors and other parties obligated to Debtor, including without limitation, purchasers of Pledged Mortgage Loans, that all payments made to Debtor on account of the Collateral, including without limitation, Mortgage Loan Sale Proceeds (other than payments by electronic funds transfer), shall be remitted, for the credit of Debtor, if requested by Agent, to the Lock Box, or as Agent shall otherwise direct, and Debtor shall include a like statement on all invoices sent by Debtor to account debtors and other parties obligated to Debtor, including without limitation, purchasers of Pledged Mortgage Loans; and (ii) Debtor agrees to notify all account debtors and other parties obligated to Debtor, including without limitation, purchasers of Pledged Mortgage Loans, that all payments made to Debtor on account of the Collateral, including without limitation, Mortgage Loan Sale Proceeds, by electronic funds transfer shall be remitted to the Cash Collateral Account, and Debtor, at Agent's request, shall include a like statement on all invoices sent by Debtor to account debtors and other parties obligated to Debtor, including without limitation, purchasers of Pledged Mortgage Loans.

(d)Prior to the occurrence of an Event of Default, all items or amounts which are remitted to the Lock Box (if requested by Agent), to the Cash Collateral Account, or otherwise delivered by or for the benefit of Debtor to Agent on account of partial or full payment of, or with respect to, any Mortgage Loan Sale Proceeds shall be applied to the payment of all advances made by Agent to Debtor with respect to the Pledged Mortgage Loans that pertain thereto, whether or not such advances are then due, and without taking into account any repayments of such advances, and any surplus shall be deposited in the General Account (as defined in the Mortgage Warehousing Agreement) with Agent. After the occurrence of an Event of Default, all items or amounts which are remitted to the Lock Box (if requested by Agent), to the Cash Collateral Account, or otherwise delivered by or for the benefit of Debtor to Agent on account of partial or full payment of, or with respect to, any Collateral (including, without limitation, any Mortgage Loan Sale Proceeds) shall, at Agent's option, (i) be applied to the payment of the Indebtedness, whether then due or not, in such order or at such time of application as Agent may determine in its sole discretion, or, (ii) be deposited to the Cash Collateral Account. Debtor agrees that no Indemnified Person shall be liable for any loss or damage which Debtor may suffer as a result of such Indemnified Person's processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Debtor agrees to indemnify and hold each Indemnified Person harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, reasonable house and outside attorneys' fees and disbursements (but without duplication of such fees and disbursements for the same services), by reason of an Event of Default, or enforcing the obligations of Debtor under this Agreement or any of the other Loan Documents, as applicable, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with this Agreement or any of the Loan Documents, excluding, however, any loss, cost, damage, liability or expenses to the extent arising as a result of the gross negligence or willful misconduct of the party seeking to be indemnified under this Section 3.4. To the extent that the indemnification obligations of Debtor under this provision differs from the indemnification obligations of Debtor under the Mortgage Warehousing Agreement, the indemnification provision in the Mortgage Warehousing Agreement shall control.
(e)Provided no Event of Default exists or would result therefrom, Agent agrees from time to time at the request of Debtor to deliver Pledged Mortgage Loans to investors approved by Agent for sale under bailee letters in form and substance satisfactory to Agent. Without limiting the foregoing, a bailee letter shall provide for the release of Agent's security interest in and lien on the applicable Pledged Mortgage Loan in exchange for receipt by the Agent in immediately available funds of (a) if a Take-Out Commitment for such Pledged Mortgage Loan exists, a principal prepayment of the Indebtedness in the amount of the greater of (i) the purchase price for such Pledged Mortgage Loan pursuant to the applicable Take-Out Commitment for such Pledged Mortgage Loan, or (ii) the amount of Indebtedness advanced by the Agent with respect to such Pledged Mortgage Loan as determined by Agent, or (b) if no such Take-Out Commitment exists, a principal prepayment of the Indebtedness in the amount of all Indebtedness advanced by the Agent with respect to such Pledged Mortgage Loan, whether or not such advances are then due, and without taking into account any repayments of such advances. The proceeds from the sale of any Pledged Mortgage Loan under this Section 3.5 shall be paid and applied as provided in Sections 3.1 - 3.4 hereof.
15.Defaults, Enforcement and Application of Proceeds.
(a)Subject to any applicable notice and cure provisions contained in the Mortgage

Warehousing Agreement, the occurrence of any Event of Default (as defined in the Mortgage Warehousing Agreement), including without limit a breach of any of the provisions of this Agreement, shall be deemed to be an Event of Default under this Agreement. In addition, any loss, theft, substantial damage or destruction to or of any material portion of the Collateral or any other portion of the Collateral to the extent such occurrence could reasonably be expected to have a Material Adverse Effect (as determined by Agent in its Discretion), or the issuance or filing of any attachment, levy, garnishment or the commencement of any proceeding in connection with any such Collateral or of any other judicial process of, upon or in respect of Borrower, Debtor, any Guarantor, or any such Collateral shall be deemed to constitute an Event of Default.
This Section 4.1 shall not limit the Events of Default set forth in the Mortgage Warehousing Agreement.
(b)Upon the occurrence of any Event of Default, Agent may in its discretion (subject to the direction and/or consent of the Lenders as required under the Mortgage Warehousing Agreement) declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any right or remedy available to it including, without limitation, any one or more of the following rights and remedies:
(i)Exercise all the rights and remedies upon default, in foreclosure and otherwise, set forth in this Agreement, in the Mortgage Warehousing Agreement, or in any other Loan Document, and as are available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;
(ii)Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;
(iii)Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or
(iv)Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate, sell, lease, or dispose of all or any Collateral at one or more public or private sales, leasings or other dispositions, at places and times and on terms and conditions as Agent may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Agent to sell, lease, or otherwise dispose of the Collateral or as to the application by Agent of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.
At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Agent or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Agent or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Agent shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral. At any sale or other disposition of the Collateral pursuant to this Section 4.2, Agent disclaims all warranties which would otherwise be given under the Uniform Commercial Code, including without limit a disclaimer of any warranty relating to title, possession, quiet enjoyment or the like, and Agent may communicate these disclaimers to a purchaser at such disposition. This disclaimer of warranties will not render the sale commercially unreasonable.
(c)Debtor shall at the request of Agent, notify the account debtors or obligors of Agent's security interest in the Collateral and direct payment of it to Agent. Agent may, itself, upon the occurrence of any Event of Default so notify and direct any account debtor or obligor. At the request of Agent, whether or not an Event of Default shall have occurred, Debtor shall immediately take such actions as the Agent shall request to establish exclusive control (as defined in the Uniform Commercial Code) by Agent over any Collateral which is of such a nature that perfection of a security interest may be accomplished by control.
(d)The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Agent in such order and manner as provided in the Mortgage Warehousing Agreement. Debtor shall remain liable for any deficiency, which it shall pay to Agent immediately upon demand. Debtor agrees that Agent shall be under no obligation to accept any noncash proceeds in connection with any sale or disposition of Collateral unless failure to do so would be commercially unreasonable. If Agent agrees in its sole discretion to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Agent may ascribe any commercially reasonable value to such proceeds. Without limiting the foregoing, Agent may apply any reasonable discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds to be received in the future only as and when such proceeds are actually received in cash by Agent.
(e)Nothing in this Agreement is intended, nor shall it be construed, to preclude Agent or any Lender from pursuing any other remedy provided by law or in equity for the collection of the Indebtedness or for the recovery of any other sum to which Agent or any Lender may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Agent or any Lender contained in any existing agreement between Borrower, Debtor, or any Guarantor and Agent or any Lender.
(f)No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Agent. No waiver of any default or forbearance on the part of Agent in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.
(g)Debtor (a) irrevocably appoints Agent or any agent of Agent (which appointment is coupled with an interest) the true and lawful attorney of Debtor (with full power of substitution) to act in the name, place and stead of, and at the expense of, Debtor and (b) authorizes Agent or any agent of Agent, in its own name, at Debtor's expense, to do any of the following, as Agent, in its sole discretion, deems appropriate:

(a)
to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral (including, without limitation, Mortgage Loan Sale Proceeds) and to endorse any item representing any payment on or proceeds of the

Collateral;

(b)
to execute and file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Agent to evidence, perfect, or continue the security interests granted in this Agreement; and

(c)	to do and perform any act on behalf of Debtor permitted or required under this Agreement.
(h)Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Agent, to assemble the Collateral and make it available to Agent at any place designated by Agent which is reasonably convenient to Agent and Debtor.
(i)The following shall be the basis for any finder of fact's determination of the value of any Collateral which is the subject matter of a disposition giving rise to a calculation of any surplus or deficiency under Section 9-615 (f) of the Uniform Commercial Code (as in effect on or after July 1, 2001): (a) the Collateral which is the subject matter of the disposition shall be valued in an “as is” condition as of the date of the disposition, without any assumption or expectation that such Collateral will be repaired or improved in any manner; (b) the valuation shall be based upon an assumption that the transferee of such Collateral desires a resale of the Collateral for cash promptly (but no later than 30 days) following the disposition; (c) all reasonable closing costs customarily borne by the seller in commercial sales transactions relating to property similar to such Collateral shall be deducted including, without limitation, brokerage commissions, tax prorations, attorneys' fees, whether inside or outside counsel is used, and marketing costs; (d) the value of the Collateral which is the subject matter of the disposition shall be further discounted to account for any estimated holding costs associated with maintaining such Collateral pending sale (to the extent not accounted for in (c) above), and other maintenance, operational and ownership expenses; and (e) any expert opinion testimony given or considered in connection with a determination of the value of such Collateral must be given by persons having at least 5 years experience in appraising property similar to the Collateral and who have conducted and prepared a complete written appraisal of such Collateral taking into consideration the factors set forth above. The “value” of any such Collateral shall be a factor in determining the amount of proceeds which would have been realized in a disposition to a transferee other than a secured party, a person related to a secured party or a secondary obligor under Section 9-615(f) of the Uniform Commercial Code.
16.Miscellaneous.
(a)All notices, requests, consents, approvals, waivers and other communications hereunder shall be in writing (including, by facsimile transmission) and mailed, faxed or delivered to the address or facsimile number specified for notices on signature pages hereto; or, as directed to the Debtor or the Agent, to such other address or number as shall be designated by such party in a written notice to the other. All such notices, requests and communications shall, when sent by overnight delivery, or faxed, be effective when delivered for overnight (next business day) delivery, or transmitted in legible form by facsimile machine (with electronic confirmation of receipt), respectively, or if mailed, upon the third Business Day (as defined in the Mortgage Warehousing Agreement) after the date deposited into the U.S. mail, or if otherwise delivered, upon delivery; except that notices to the Agent shall not be effective until actually received by the Agent.
(b)Debtor will give Agent not less than 90 days prior written notice (or such shorter period of time as agreed to by Agent in its sole discretion) of all contemplated changes in Debtor's name, location, chief executive office, principal place of business, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.
(c)Agent assumes no duty of performance or other responsibility under any contracts contained within the Collateral.
(d)Intentionally Omitted.
(e)Intentionally Omitted.
(f)Debtor, to the extent not expressly prohibited by applicable law, waives any right to require the Agent to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or Debtor or any other person, or otherwise comply with the provisions of Section 9-504 of the Uniform Commercial Code in effect prior to July 1, 2001 or its successor provisions thereafter; or (c) pursue any other remedy in the Agent's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Agent may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to Debtor and without affecting in any manner the unconditional obligation of Debtor under this Agreement. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.
(g)Debtor waives any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from Borrower any amounts paid or the value of any Collateral given by Debtor pursuant to this Agreement until such times as all of the Indebtedness has been fully paid.
(h)In the event that applicable law shall obligate Agent to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least ten days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.
(i)Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Agent or any Lender or any one of them in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Agent or any Lender or any one of them, and whether or not Agent or such Lender relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Agent to execute and deliver to Agent those documents which Agent determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.
(j)This Agreement and all the rights and remedies of Agent under this Agreement shall inure to the benefit of Agent's successors and assigns and to any other holder who derives from Agent title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section 5.10 is deemed a consent by Agent to any assignment by Debtor.
(k)If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Agent are made or given jointly and severally.
(l)Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code, as those meanings may be amended, revised or replaced from time to time. “Uniform Commercial Code” means Act No. 174 of the Michigan Public Acts of 1962, as amended, revised or replaced from time to time, including without limit as amended by Act No. 348 of the Michigan Public Acts of 2000. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Uniform Commercial Code have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the Uniform Commercial Code in effect on the date of this Agreement, then such term, as used herein, shall be given such broadened meaning. If the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the Uniform Commercial Code in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.
(m)No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Agent with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Agent. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MICHIGAN, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
(n)To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Agent from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.
(o)Debtor represents and warrants that Debtor's exact name is the name set forth in this Agreement. Debtor further represents and warrants the following and agrees that Debtor is, and at all times shall be, located in the following place:
Debtor is an individual, and Debtor is located (as determined pursuant to the Uniform Commercial Code) at Debtor's principal residence which is (street address, state and county or parish):                            .
Debtor is a registered organization which is organized under the laws of one of the states comprising the United States (e.g. corporation, limited partnership, registered limited liability partnership or limited liability company), and Debtor is located (as determined pursuant to the Uniform Commercial Code) in the state under the laws of which it was organized, which is state: Ohio.
Debtor is a domestic organization which is not a registered organization under the laws of the United States or any state thereof (e.g. general partnership, joint venture, trust, estate or association), and Debtor is located (as determined pursuant to the Uniform Commercial Code) at its sole place of business or, if it has more than one place of business, at its chief executive office, which is (street address, state and county or parish):____________________________.
Debtor is a registered organization organized under the laws of the United States, and Debtor is located in the state that United States law designates as its location or, if United States law authorizes the Debtor to designate the state for its location, the state designated by Debtor, or if neither of the foregoing are applicable, at the District of Columbia. Based on the foregoing, Debtor is located (as determined pursuant to the Uniform Commercial Code) at (state):_____________________________________________.
Debtor is a foreign individual or foreign organization or a branch or agency of a bank that is not organized under the laws of the United States or a state thereof. Debtor is located (as determined pursuant to the Uniform Commercial Code) at (street address, state and county or parish): _______________________.
The Collateral is located at and shall be maintained at the following location(s):
_____________________________________________________________________________
STREET ADDRESS

_____________________________________________________________________________
CITY                    STATE        ZIP CODE        COUNTY

Collateral shall be maintained only at the locations identified in this Section 5.15.
(p)A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Agent in any filing office.
(q)This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in Section 2.13 of this Agreement shall survive termination.
(r)Debtor shall pay or reimburse the Agent within five (5) Business Days after demand for all reasonable costs and expenses (including reasonable attorney's and paralegal fees) incurred by it in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of any of the Indebtedness (including in connection with any “workout” or restructuring regarding the Indebtedness, and including in any insolvency proceeding or appellate proceeding). The agreements in this Section 5.18 shall survive the payment in full of the Indebtedness. Notwithstanding the foregoing, the reimbursement of any fees and expenses incurred by the Lenders shall be governed by the terms and conditions of the applicable Mortgage Warehousing Agreement.
17.DEBTOR AND AGENT ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.
7.    Special Provisions Applicable to this Agreement. (*None, if left blank)
[remainder of page intentionally left blank]This Agreement is made in connection with the Mortgage Warehousing Agreement.

Debtor:

M/I FINANCIAL CORP., an Ohio corporation

By:

Its:

Address for Notices:
3 Easton Oval, Suite 540
Columbus, OH 43219
Fax No.: (614) 418-8686
Telephone No.: (614) 418-8655
Attention: Derek J. Klutch

EXHIBIT D

FORM OF SUBSIDIARY GUARANTY

Attached.

GUARANTY

THIS GUARANTY dated as of __________, 20__, is made by each of the undersigned Guarantors (individually, a “Guarantor” and collectively, the “Guarantors”) to Comerica Bank, a Texas banking association (“Comerica”), as Administrative Agent for and on behalf of the Lenders (as defined below) (in such capacity, the “Agent”).
RECITALS:
A.    M/I Financial Corp. (the “Borrower”), has entered into that certain Mortgage Warehousing Agreement dated as of April 18, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time the “Mortgage Warehousing Agreement”) with each of the financial institutions party thereto (collectively, including their respective successors and assigns, the “Lenders”) and the Agent, pursuant to which the Lenders have agreed, subject to the satisfaction of certain terms and conditions, to extend or to continue to extend financial accommodations to the Borrower, as provided therein.
B.    As a condition to entering into and performing their respective obligations under the Mortgage Warehousing Agreement, the Lenders and the Agent have required that each of the Guarantors provide to the Agent, for and on behalf of the Lenders, this Guaranty.
C.    Each of the Guarantors desires to see the success of the Borrower. Furthermore, each of the Guarantors shall receive direct and/or indirect benefits from extensions of credit made or to be made pursuant to the Mortgage Warehousing Agreement to the Borrower.
D.    The business operations of the Borrower and the Guarantors are interrelated and complement one another, and such entities have a common business purpose. To permit their uninterrupted and continuous operations, such entities now require and will from time to time hereafter require funds and credit accommodations for general business purposes, and the proceeds of advances under the credit facilities extended under the Mortgage Warehousing Agreement will directly or indirectly benefit the Borrower and the Guarantors hereunder, severally and jointly.
E.    The Agent is acting as agent for the Lenders pursuant to Section 10 of the Mortgage Warehousing Agreement.

18.
DEFINITIONS: As used in this Guaranty, capitalized terms not otherwise defined herein have the meanings provided for such terms in the Mortgage Warehousing Agreement. The term “Lenders” as used herein shall include any successors or assigns of the Lenders in accordance with the Mortgage Warehousing Agreement. In addition, the following term shall have the following meaning:

“Guaranteed Obligations” shall mean, collectively, all existing and future indebtedness to the Lenders of Borrower, including, without limit, Indebtedness of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Mortgage Warehousing Agreement after maturity thereof and accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding by or against the Borrower or any one of them, whether or not a claim for post-filing or post-petition interest is allowed in such a proceeding and including, without limitation, interest at the highest allowable per annum rate specified in any document, instrument or agreement applicable to any of the Indebtedness), and all other liabilities and obligations of the Borrower, in each case whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with the Mortgage Warehousing Agreement, this Guaranty and the other Loan Documents.
Any reference in this Guaranty to attorney fees shall be deemed a reference to reasonable fees, charges, costs and expenses of both in-house and outside counsel and paralegals (but without duplication of such fees and disbursements for the same services), whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. All costs shall be payable immediately by the undersigned when incurred by the Lenders, without demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Guaranteed Obligations, but not in excess of the maximum rate permitted by law

19.
GUARANTY: The Guarantors, for value received, unconditionally and absolutely guarantee(s) to the Agent, for and on behalf of the Lenders, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all Guaranteed Obligations.

20.LIMITATION: The total obligation of the undersigned under this Guaranty is UNLIMITED unless specifically limited in the Additional Provisions of this Guaranty, and this obligation (whether unlimited or limited to the extent specified in the Additional Provisions) shall include, IN ADDITION TO any limited amount of principal guaranteed, all interest on that limited amount, and all costs incurred by the Agent or any Lender in collection efforts against the Borrower and/or the undersigned or otherwise incurred by the Agent or any Lender in any way relating to the Guaranteed Obligations, or this Guaranty, including without limit attorney fees. The undersigned agree(s) that (a) this limitation shall not be a limitation on the amount of Guaranteed Obligations; (b) any payments by the undersigned shall not reduce the maximum liability of the undersigned under this Guaranty unless written notice to that effect is actually received by the Agent, at, or prior to, the time of the payment; and (c) the liability of the undersigned to the Agent and the Lenders shall at all times be deemed to be the aggregate liability of the undersigned under this Guaranty and any other guaranties previously or subsequently given to the Agent by the undersigned and not expressly revoked, modified or invalidated in writing.
21.NATURE OF GUARANTY: This is a continuing Guaranty of payment and not of collection and remains effective whether the Guaranteed Obligations are from time to time reduced and later increased or entirely extinguished and later reincurred. The undersigned deliver(s) this Guaranty based solely on the undersigned's independent investigation of (or decision not to investigate) the financial condition of the Borrower and is (are) not relying on any information furnished by the Agent or any Lender. The undersigned assume(s) full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Guaranteed Obligations or any other matter which the undersigned may deem necessary or appropriate now or later. The undersigned knowingly accept(s) the full range of risk encompassed in this Guaranty, which risk includes, without limit, the possibility that the Borrower may incur Guaranteed Obligations to the Agent or any Lender after the financial condition of the Borrower, or the Borrower's ability to pay debts as they mature, has deteriorated.
22.APPLICATION OF PAYMENTS: The undersigned authorize(s) the Agent, either before or after termination of this Guaranty, without notice to or demand on the undersigned and without affecting the undersigned's liability under this Guaranty, from time to time to: (a) apply any security and direct the order or manner of sale; and (b) apply payments received from the Borrower to any of the Guaranteed Obligations, in such order as the Agent shall determine in its sole discretion, subject to the terms of the Loan Documents, and the undersigned waive(s) any provision of law regarding application of payments which specifies otherwise. The undersigned agree(s) to provide to the Agent copies of the undersigned's financial statements upon request.
23.SECURITY: The undersigned grant(s) to the Agent, for the benefit of the Lenders, a security interest in and the right of setoff as to any and all property of the undersigned now or later in the possession of the Agent. The undersigned further assign(s) to the Agent as collateral for the obligations of the undersigned under this Guaranty all claims of any nature that the undersigned now or later has (have) against the Borrower (other than any claim under a deed of trust or mortgage covering California real property) with full right on the part of the Agent, in its own name or in the name of the undersigned, to collect and enforce these claims. The undersigned agree(s) that no security now or later held by the Agent or any Lender for the payment of any Guaranteed Obligations, whether from the Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and the Agent and the Lenders, in their sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledge(s) and agree(s) that neither the Agent nor any Lender has any obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Guaranteed Obligations, and the undersigned is (are) not relying upon any asset(s) in which the Agent has or may have a lien or security interest for payment of the Guaranteed Obligations.
24.OTHER GUARANTORS: If any Guaranteed Obligations is guaranteed by two or more guarantors, the obligation of the undersigned shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of the Agent against each severally, any two or more jointly, or some severally and some jointly. The Agent, in its sole discretion, subject to the terms of the Mortgage Repurchase Agreement, may release any one or more of the guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor; and after that, without notice to any guarantor, the Agent and the Lenders may extend or renew any or all Guaranteed Obligations and may permit the Borrower to incur additional Guaranteed Obligations, without affecting in any manner the unconditional obligation of the remaining guarantor(s). The undersigned acknowledge(s) that the effectiveness of this Guaranty is not conditioned on any or all of the indebtedness being guaranteed by anyone else.
25.TERMINATION: Any of the undersigned may terminate their obligation under this Guaranty as to future Guaranteed Obligations (except as provided below) by (and only by) delivering written notice of termination to an officer of the Agent and receiving from an officer of the Agent written acknowledgment of delivery; provided, however, the termination shall not be effective until the opening of business on the fifth (5th) day (“effective date”) following written acknowledgment of delivery. Any termination shall not affect in any way the unconditional obligations of the remaining guarantor(s), whether or not the termination is known to the remaining guarantor(s). Any termination shall not affect in any way the unconditional obligations of the terminating guarantor(s) as to any Guaranteed Obligations existing at the effective date of termination or any Guaranteed Obligations created after that pursuant to any commitment or agreement of any Lender or pursuant to any Advance from any Lender existing at the effective date of termination (whether advances or readvances by the Lenders after the effective date of termination are optional or obligatory), or any modifications, extensions or renewals of any of this Guaranteed Obligations, whether in whole or in part, and as to all of this Guaranteed Obligations and modifications, extensions or renewals of it, this Guaranty shall continue effective until the same shall have been fully paid. Neither the Agent nor any Lender has any duty to give notice of termination by any guarantor(s) to any remaining guarantor(s). The undersigned shall indemnify the Agent and the Lenders against all claims, damages, costs and expenses, including, without limit, attorney fees, incurred by Agent and the Lenders in connection with any suit, claim or action against the Agent or any Lender arising out of any modification or termination of any Advance or any refusal by the Agent or any Lender to extend additional credit in connection with the termination of this Guaranty (excluding, however, any loss, claims, damages, costs and expenses to the extent arising as a result of the gross negligence or willful misconduct of the party seeking to be indemnified hereunder).
26.REINSTATEMENT: Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any lien, pledge or security interest securing this Guaranty) in whole or in part, the effectiveness of this Guaranty, and of all liens, pledges and security interests securing this Guaranty, shall automatically continue or be reinstated in the event that any payment received or credit given by the Agent or any Lender in respect of the Guaranteed Obligations is returned, disgorged or rescinded under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Agent or any Lender, and whether or not the Agent or any Lender relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Guaranty and the liens, pledges and security interests securing it, the undersigned agree(s) upon demand by the Agent or any Lender, to execute and deliver to the Agent those documents which the Agent determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the undersigned to do so shall not affect in any way the reinstatement or continuation. If the undersigned do(es) not execute and deliver to the Agent upon demand such documents, the Agent is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the name and on behalf of the undersigned.
27.WAIVERS: The undersigned, to the extent not expressly prohibited by applicable law, waive(s) any right to require the Agent or any Lender to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from the Borrower or any other person, or otherwise comply with the provisions of Sections 9-611 or 9-621 of the Michigan or other applicable Uniform Commercial Code, as the same may be amended, revised or replaced from time to time; or (c) pursue any other remedy in the Agent or any Lender's power. The undersigned waive(s) notice of acceptance of this Guaranty and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Guaranteed Obligations, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Guaranteed Obligations, and agree(s) that the Agent and the Lenders may, once or any number of times, modify the terms of any Guaranteed Obligations, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Guaranteed Obligations, or permit the Borrower to incur additional Guaranteed Obligations, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guaranty.
The undersigned unconditionally and irrevocably waive(s) each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guaranty, and acknowledge(s) that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from the undersigned now or later securing this Guaranty and/or the Guaranteed Obligations, and acknowledge(s) that as of the date of this Guaranty no such defense or setoff exists.

28.
WAIVER OF SUBROGATION: The undersigned waive(s) any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from the Borrower any amounts paid by the undersigned pursuant to this Guaranty.

29.SALE/ASSIGNMENT: The undersigned acknowledge(s) that the Lenders have the right to sell, assign, transfer, negotiate, or grant participations in all or any part of the Guaranteed Obligations and any related obligations, including, without limit, this Guaranty, without notice to the undersigned and that the Lenders may disclose any documents and information which the Agent and the Lenders now has or later acquires relating to the undersigned or to the Borrower in connection with such sale, assignment, transfer, negotiation, or grant. The undersigned agree(s) that each Lender may provide information relating to this Guaranty or relating to the undersigned to the Lender's parent, affiliates, subsidiaries and service providers.
30.GENERAL: This Guaranty constitutes the entire agreement of the undersigned and the Agent with respect to the subject matter of this Guaranty. No waiver, consent, modification or change of the terms of the Guaranty shall bind any of the undersigned or the Agent unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. This Guaranty shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns and shall be binding on the undersigned and the undersigned's heirs, legal representatives, successors and assigns including, without limit, any debtor in possession or trustee in bankruptcy for any of the undersigned. The undersigned has (have) knowingly and voluntarily entered into this Guaranty in good faith for the purpose of inducing the Lenders to extend credit or make other financial accommodations to the Borrower. If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MICHIGAN, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
31.HEADINGS: Headings in this Agreement are included for the convenience of reference only and shall not constitute a part of this Agreement for any purpose.
32.ADDITIONAL PROVISIONS: None.
33.JURY TRIAL WAIVER: THE UNDERSIGNED AND THE AGENT ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE GUARANTEED OBLIGATIONS.

IN WITNESS WHEREOF, Guarantor(s) has (have) signed and delivered this Guaranty the day and year first written above.
GUARANTOR(S):

WITNESSES:

BY:
signature of
iTS:

GUARANTOR'S ADDRESS:

street address

city        state        zip code

STATE OF            )
) SS
COUNTY OF             )

The above instrument was acknowledged before me this      day of ___________, 2011 by __________________, the _____________ of __________________.

Notary Public
County,
Acting in
County,
My commission expires:

Note:    If the witness is not an officer of Agent, the guarantor's signature must be notarized (and witnessed), unless the guarantor is an officer, member, partner or trustee of the Borrower.

EXHIBIT E
FORM OF ASSIGNMENT AGREEMENT

Date:

To:    M/I Financial Corp.

and

Comerica Bank (“Agent”)

Re:    Mortgage Warehousing Agreement made as of the _____ day of _____, 2011 (as amended, restated or otherwise modified from time to time, the “Mortgage Warehousing Agreement”), by and among the financial institutions from time to time signatory thereto (each, individually a “Lender,” and any and all such financial institutions collectively the “Lenders”), Comerica Bank, as Administrative Agent for the Lenders (in such capacity, the “Agent”) and M/I Financial Corp. (“Borrower”).
Ladies and Gentlemen:

Reference is made to Section 11.8 of the Mortgage Warehousing Agreement. Unless otherwise defined herein or the context otherwise requires, all initially capitalized terms used herein without definition shall have the meanings specified in the Mortgage Warehousing Agreement.
This Agreement constitutes notice to each of you of the proposed assignment and delegation by [insert name of assignor] (the “Assignor”) to [insert name of assignee] (the “Assignee”), and, subject to the terms and conditions of the Mortgage Warehousing Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, effective on the “Effective Date” (as hereafter defined) that undivided interest in each of Assignor's rights and obligations under the Mortgage Warehousing Agreement and the other Loan Documents in the amounts as set forth on the attached Schedule 1, such that, after giving effect to the foregoing assignment and assumption, and the concurrent assignment by Assignor to Assignee on the date hereof, the Assignee's interest in the Revolving Credit (and participations in any outstanding Swing Line Advances), shall be as set forth in the attached Schedule 2 with respect to the Assignee.
The Assignor hereby instructs the Agent to make all payments from and including the Effective Date hereof in respect of the interest assigned hereby, directly to the Assignee. The Assignor and the Assignee agree that all interest and fees accrued up to, but not including, the Effective Date of the assignment and delegation being made hereby are the property of the Assignor, and not the Assignee. The Assignee agrees that, upon receipt of any such interest or fees accrued up to the Effective Date, the Assignee will promptly remit the same to the Assignor.
The Assignee hereby confirms that it has received a copy of the Mortgage Warehousing Agreement and the exhibits and schedules referred to therein, and all other Loan Documents which it considers necessary, together with copies of the other documents which were required to be delivered under the Mortgage Warehousing Agreement as a condition to the making of the loans thereunder. The Assignee acknowledges and agrees that it: (a) has made and will continue to make such inquiries and has taken and will take such care on its own behalf as would have been the case had its Percentage been granted and its loans been made directly by such Assignee to the Borrower without the intervention of the Agent, the Assignor or any other

Lender; and (b) has made and will continue to make, independently and without reliance upon the Agent, the Assignor or any other Lender, and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Mortgage Warehousing Agreement. The Assignee further acknowledges and agrees that neither the Agent, nor the Assignor has made any representations or warranties about the creditworthiness of the Borrower or any other party to the Mortgage Warehousing Agreement or any other of the Loan Documents, or with respect to the legality, validity, sufficiency or enforceability of the Mortgage Warehousing Agreement, or any other of the Loan Documents. This assignment shall be made without recourse to or warranty by the Assignor, except as set forth herein.
Assignee represents and warrants that it is a Person to which assignments are permitted pursuant to Section 11.8 of the Mortgage Warehousing Agreement.
Except as otherwise provided in the Mortgage Warehousing Agreement, effective as of the Effective Date:

1.
the Assignee: (i) shall be deemed automatically to have become a party to the Mortgage Warehousing Agreement and the other Loan Documents, to have assumed all of the Assignor's obligations thereunder to the extent of the Assignee's percentage referred to in the second paragraph of this Assignment Agreement, and to have all the rights and obligations of a party to the Mortgage Warehousing Agreement and the other Loan Documents, as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and (ii) agrees to be bound by the terms and conditions set forth in the Mortgage Warehousing Agreement and the other Loan Documents as if it were an original signatory thereto; and

2.	the Assignor's obligations under the Mortgage Warehousing Agreement and the other Loan Documents shall be reduced by the Percentage referred to in the second paragraph of this Assignment Agreement.
As used herein, the term “Effective Date” means the date on which all of the following have occurred or have been completed, as reasonably determined by the Agent:
(A)the delivery to the Agent of an original of this Assignment Agreement executed by the Assignor and the Assignee;
(B)the payment to the Agent, of all accrued fees, expenses and other items for which reimbursement is then owing under the Mortgage Warehousing Agreement;
(C)the payment to the Agent of the processing fee referred to in Section 11.8(d)(iii) of the Mortgage Warehousing Agreement, in the amount of ________________; and
(D)all other restrictions and items noted in Section 11.8 of the Mortgage Warehousing Agreement have been completed.
The Agent shall notify the Assignor and the Assignee, along with Borrower, of the Effective Date.
The Assignee hereby advises each of you of the following administrative details with respect to the assigned loans:
(A)    Address for Notices:
Institution Name:
Address:
Attention:
Telephone:

Facsimile:
(B)    Payment Instructions:
(C)    Proposed effective date of assignment.
The Assignee has delivered to the Agent (or is delivering to the Agent concurrently herewith) the tax forms referred to in Section 11.13 of the Mortgage Warehousing Agreement to the extent required thereunder, and other forms reasonably requested by the Agent. The Assignor has delivered to the Agent (or shall promptly deliver to Agent following the execution hereof), the original of each Note held by the Assignor under the Mortgage Warehousing Agreement.
The laws of the State of Michigan shall govern the validity, interpretation and enforcement of this Agreement.
* * *
Signatures Follow on Succeeding Pages
Please evidence your consent to and acceptance of the proposed assignment and delegation set forth herein by signing and returning counterparts hereof to the Assignor and the Assignee.
[ASSIGNOR]

By:

Its:

[ASSIGNEE]

By:

Its:

ASSIGNMENT AGREEMENT ACCEPTED AND CONSENTED TO
this day of , 20__ BY:

COMERICA BANK, as Agent

By:

Its:

M/I FINANCIAL CORP., an Ohio corporation *

By:_________________________________

Its:_________________________________

[*Borrower's consent will be required except as specified in Section 11.8 of the Mortgage Warehousing Agreement.]

[This form of Assignment Agreement (including footnotes) is subject in all respects to the terms and conditions of the Mortgage Warehousing Agreement which shall govern in the event of any inconsistencies or omissions.]

Schedule 1
AMOUNT OF ASSIGNOR'S INTEREST
ASSIGNED TO ASSIGNEE

Schedule 2
ASSIGNEE'S PERCENTAGES AND ALLOCATIONS

EXHIBIT F
FORM OF COVENANT COMPLIANCE REPORT
TO:    Comerica Bank, as Agent

RE:    Mortgage Warehousing Agreement made as of the _____ day of _____, 2011 (as amended, restated or otherwise modified from time to time, the “Mortgage Warehousing Agreement”), by and among the financial institutions from time to time signatory thereto (each, individually, a “Lender,” and any and all such financial institutions collectively the “Lenders”), Comerica Bank, as Administrative Agent for the Lenders (in such capacity, the “Agent”) and M/I Financial Corp. (“Borrower”).
This Covenant Compliance Report (“Report”) is furnished pursuant to Section 5.2(a) of the Mortgage Warehousing Agreement and sets forth various information as of ______________, 2011 (the “Computation Date”).

34.
Tangible Net Worth (Section 5.9(a)). On the Computation Date, the Tangible Net Worth, which is required to be not less than $10,000,000, was $__________, as computed in the supporting documents attached hereto as Schedule 1.

35.Liquidity (Section 5.9(b)). On the Computation Date, the Liquidity, which is required to be not less than $5,000,000, was $__________, as computed in the supporting documents attached hereto as Schedule 2.

36.
Debt to Tangible Net Worth Ratio (Section 5.9(c)). On the Computation Date, the Debt to Tangible Net Worth Ratio, which is required to be not more than 10.00 to 1.00, was _____ to 1.00, as computed in the supporting documents attached hereto as Schedule 3.

37.Adjusted Net Income (Section 5.9(d)). On the Computation Date, the Adjusted Net Income, which is required to be not less than $1.00, was $__________, as computed in the supporting documents attached hereto as Schedule 4.
The undersigned Responsible Officer of Borrower hereby certifies that:
A.    To my Knowledge, all of the information set forth in this Report (and in any Schedule attached hereto) is true and correct in all material respects.
B.    To my Knowledge, the representation and warranties of Borrower and the other Credit Parties and the Guarantors contained in the Mortgage Warehousing Agreement and in the Loan Documents, as applicable, are true and correct in all material respects with the same effect as though such representations and warranties had been made on and at the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specific date, in which case such representations and warranties were true and correct in all material respects as of the date when made.
C.    I have reviewed the Mortgage Warehousing Agreement and this Report is based on an examination sufficient to assure that this Report is accurate in all material respects.
D.    To my Knowledge, except as stated in Schedule 6 hereto (which shall describe any existing Default or Event of Default and the notice and period of existence thereof and any action taken with respect thereto or contemplated to be taken by Borrower or any Guarantor), no Default or Event of Default has occurred and is continuing on the date of this Report.
Capitalized terms used in this Report and in the Schedules hereto, unless specifically defined to the contrary, have the meanings given to them in the Mortgage Warehousing Agreement.
IN WITNESS WHEREOF, Borrower has caused this Report to be executed and delivered this ______

day of __________________, ____.

M/I FINANCIAL CORP., an Ohio corporation

By:_____________________________________

Its:_____________________________________

EXHIBIT G
FORM OF SWING LINE PARTICIPATION CERTIFICATE
__________________, ____

[Name of Lender]

_________________________

_________________________

Re:    Mortgage Warehousing Agreement made as of the _____ day of _____, 2011 (as amended, restated or otherwise modified from time to time, the “Mortgage Warehousing Agreement”), by and among the financial institutions from time to time signatory thereto (each, individually, a “Lender,” and any and all such financial institutions collectively the “Lenders”), Comerica Bank, as Administrative Agent for the Lenders (in such capacity, the “Agent”) and M/I Financial Corp. (“Borrower”).
Ladies and Gentlemen:

Pursuant to subsection 2.5(d) of the Mortgage Warehousing Agreement, the undersigned hereby acknowledges receipt from you of $___________________ as payment for a participating interest in the following Swing Line Loan:
Date of Swing Line Advance(s):________________________________
Principal Amount of Swing Line Advance(s):_______________________
The participation evidenced by this certificate shall be subject to the terms and conditions of the Mortgage Warehousing Agreement including without limitation Section 2.5(d) thereof.

Very truly yours,

Comerica Bank, as Agent

By:_____________________________________

Its:____________________________________

EXHIBIT H
FORM OF MORTGAGE REPURCHASE AND INDEMNIFICATION REQUEST REPORT

REPURCHASE / INDEMNIFICATION REPORT

COMPANY NAME: __________________________________

DATE: _______________________

I. Repurchase / Indemnification Issues Exposure with All Investors:

Repurchases	UPB	# of Loans	Actual or Estimated Losses
Open repurchase requests as of now (Note 1)
Open repurchases that are being contested
Repurchases settled the previous year
Repurchases settled current Year-To-Date

Note 1: Please attach a detailed schedule of loans, subject to repurchase, that includes the following information (Loan ID, Principal Balance, Investor, Reason for Repurchase Request, Origination date, Appraised Value, Lien Position, Payment Status, and Estimated Loss). See sample Excel file.

Loan Loss Reserve balance as of period PRIOR to date of Financial Statements
Provision (from P & L) for loan losses for period of Financial Statements
Loan Loss Reserve balance as of period of Financial Statements

II. Loans Held for Investment Portfolio Detail as of: _________________

LHFI	Unpaid Principal Balance	Allowances for Loan Losses	Net Book Value
1st Lien Performing
2nd Lien Performing
1st Lien Delinquent
2nd Lien Delinquent
Total Portfolio

III. REO Portfolio as of: _________________

# of Properties	Cost Basis	Reserves / Write Downs	Net Book Value

IN WITNESS WHEREOF, the undersigned has hereunto signed his/her name on _____________________, 20___.

By: _____________________________________

Name: ___________________________________

Title:    ___________________________________